                         THE PARKSTONE GROUP OF FUNDS


GROWTH FUNDS                             INCOME FUNDS
Parkstone Equity Funds                   Parkstone Bond Funds
Parkstone Small Capitalization Fund      Parkstone Intermediate Government
Parkstone International Discovery Fund   Obligations Fund
                                         Parkstone U.S. Government Income
                                           Fund

GROWTH AND INCOME FUNDS
Parkstone Balanced Fund                  TAX-FREE INCOME FUNDS
Parkstone High Income Equity Fund        Parkstone Municipal Bond Fund
                                         Parkstone Michigan Municipal Bond Fund

================================================================================

                      Supplement dated January 12, 1996
                    to Prospectuses dated October 13, 1995

1. Investors are advised that the address for Gulfstream Global Investors, Ltd., the Sub-Investment Adviser of the Parkstone International Discovery Fund and the Parkstone Balanced Fund, has changed. Gulfstream's new address is 100 Crescent Court, Suite 550, Dallas, Texas 75201.

2.      Investor A Shares

        The first paragraph of the section of the Investment A Shares Prospectus entitled "REDUCED SALES CHARGES - Sales Charge Waivers," on page 58, has been revised to read as follows:

        The Distributor may waive sales charges for the purchase of Investor A Shares of a Fund by or on behalf of (1) employees and retired employees (including spouses, children and parents of employees and retired employees) of First of America Bank Corporation, BISYS and any affiliates thereof, (2) Trustees of the Group, (3) directors and retired directors (including spouses and children of directors and retired directors) of First of America Bank Corporation and any affiliate thereof, (4) employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into an agreement to sell shares of the Fund, (5) orders placed on behalf of other investment companies distributed by the Distributor and (6) qualified orders placed by broker-dealers, investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Investor A Shares through a broker or agent. In addition, the Distributor may waive sales charges for the purchase of a Fund's Investor A Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund (including the Investor A Shares of the other non-money market Funds of the Group, but excluding the Investor B and Investor
C Shares of such Funds). The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

3.      Investor C Shares

        Investors are advised that, currently, Investor C Shares of the Funds are available for purchase only by employee benefit plans qualified under
Section 401 of the Internal Revenue Code, subject to certain requirements with respect to the number of employees or amount of purchase which may be established by the Distributor. Consequently, the Investor C Shares Prospectus is hereby amended to add the following sentence to the end of the first paragraph on Page 1 and at the beginning of the first full paragraph under the heading "HOW TO BUY INVESTOR C SHARES," on Page 54:

      Investor C Shares are currently offered only to employee benefit plans qualified under Section 401 of the Internal Revenue Code, subject to the requirements established by the Distributor.

        On Page 56 of the Investor C Shares Prospectus, in the first sentence under the heading "SALES CHARGES," the references to "4.00%" and "four years" are changed to "1.00%" and "one year," respectively.
















                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THEIR PROSPECTUS FOR FUTURE REFERENCE

--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                               INVESTOR A SHARES
--------------------------------------------------------------------------------

                                  GROWTH FUNDS
                             PARKSTONE EQUITY FUND
                      PARKSTONE SMALL CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                            GROWTH AND INCOME FUNDS
                            PARKSTONE BALANCED FUND
                       PARKSTONE HIGH INCOME EQUITY FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND

                             TAX-FREE INCOME FUNDS
                         PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                        PARKSTONE PRIME OBLIGATIONS FUND
                   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND
                            PARKSTONE TREASURY FUND
                            PARKSTONE TAX-FREE FUND

                       Prospectus dated October 13, 1995

                                   PARKSTONE
                                 MUTUAL FUNDS
                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS

INVESTOR A SHARES                              PROSPECTUS DATED OCTOBER 13, 1995

GROWTH FUNDS                                     For more information call:
Parkstone Equity Fund                            (800) 451-8377
Parkstone Small Capitalization Fund              or write to:
Parkstone International Discovery Fund           3435 Stelzer Road
                                                 Columbus, Ohio 43219
GROWTH AND INCOME FUNDS
Parkstone Balanced Fund
Parkstone High Income Equity Fund                THESE SECURITIES HAVE NOT
                                                 BEEN APPROVED OR
INCOME FUNDS                                     DISAPPROVED BY THE
Parkstone Bond Fund                              SECURITIES AND EXCHANGE
Parkstone Limited Maturity Bond Fund             COMMISSION OR ANY STATE
Parkstone Intermediate Government Obligations    SECURITIES COMMISSION NOR
  Fund                                           HAS THE COMMISSION OR ANY
Parkstone U.S. Government Income Fund            STATE SECURITIES COMMISSION
                                                 PASSED UPON THE ACCURACY OR
TAX-FREE INCOME FUNDS                            ADEQUACY OF THIS
Parkstone Municipal Bond Fund                    PROSPECTUS. ANY
Parkstone Michigan Municipal Bond Fund           REPRESENTATION TO THE
                                                 CONTRARY IS A CRIMINAL
MONEY MARKET FUNDS                               OFFENSE
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Treasury Fund
Parkstone Tax-Free Fund

The Funds listed above are each of the fifteen currently-offered series of The Parkstone Group of Funds (the "Group") which offer Investor A Shares. This Prospectus explains concisely what you should know before investing in the Investor A Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in the October 13, 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THE SHARES OF THE THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

                                                   PROSPECTUS--Investor A Shares

TABLE OF CONTENTS

                                                                                PAGE
                                                                                ---
Prospectus Summary...........................................................     5
Fee Tables...................................................................     9
Financial Highlights.........................................................    12
Investment Objectives and Policies...........................................    25
Risk Factors and Investment Techniques.......................................    37
Investment Restrictions......................................................    48
Management of the Funds......................................................    50
How to Buy Investor A Shares.................................................    55
Sales Charges................................................................    57
Reduced Sales Charges........................................................    58
Directed Dividend Option.....................................................    60
Exchange Privilege...........................................................    60
Parkstone Individual Retirement Accounts.....................................    60
How to Redeem Your Investor A Shares.........................................    61
How Shares Are Valued........................................................    63
Dividends and Taxes..........................................................    63
Performance Information......................................................    66
Fundata(R)...................................................................    67
General Information..........................................................    67

PROSPECTUS--Investor A Shares                            2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.

                                                                    INVESTMENT
                                                                    OBJECTIVES
                                                      FINANCIAL        AND          RISK FACTORS AND
                        FUND                          HIGHLIGHTS     POLICIES     INVESTMENT TECHNIQUES

  Equity Fund                                             12             25                  26
  Small Capitalization Fund                               13             25                  26
  International Discovery Fund                            14             26                  27
  Balanced Fund                                           14             27                  29
  High Income Equity Fund                                 15             29                  30
  Bond Fund                                               16             30                  31
  Limited Maturity Bond Fund                              17             30                  31
  Intermediate Government Obligations Fund                18             31                  32
  Government Income Fund                                  19             32                  33
  Municipal Bond Fund                                     20             33                  35
  Michigan Municipal Bond Fund                            21             33                  35
  Prime Obligations Fund                                  22             35                  37
  U.S. Government Obligations Fund                        23             35                  37
  Treasury Fund                                           23             35                  37
  Tax-Free Fund                                           24             35                  37

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public fifteen separate investment portfolios, fourteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Investor A Shares of the following Funds:

      Parkstone Equity Fund (the "Equity Fund")
       Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Fund (the "Balanced Fund")
       Parkstone High Income Equity Fund (the "High Income Equity Fund") Parkstone Bond Fund (the "Bond Fund")
       Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate Government
       Obligations Fund")
       Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
       Parkstone Michigan Municipal Bond Fund (the "Michigan Fund")
       Parkstone Prime Obligations Fund (the "Prime Obligations Fund") Parkstone U.S. Government Obligations Fund (the "U.S. Government Obligations Fund")
       Parkstone Treasury Fund (the "Treasury Fund")
       Parkstone Tax-Free Fund (the "Tax-Free Fund")

                      3                            PROSPECTUS--Investor A Shares

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Equity, Small Capitalization and International Funds are collectively referred to as the "Growth Funds". The Balanced and High Income Equity Funds are collectively referred to as the "Growth and Income Funds". The Bond, Limited Maturity Bond, Intermediate Government Obligations and Government Income Funds are collectively referred to as the Income Funds. The Municipal Bond and Michigan Funds are collectively referred to as "Tax-Free Income Funds". Finally, the Prime Obligations, U.S. Government Obligations, Treasury and Tax-Free Funds are collectively referred to as the "Money Market Funds".

The Trustees of the Group have divided each of the Funds' beneficial ownership into an unlimited number of transferable units called shares (the "Shares"). Each Fund of the Group offers multiple classes of Shares. This Prospectus describes one class of Shares of each Fund-Investor A Shares. Interested persons who wish to obtain a copy of the Prospectus of the other Classes of Shares of the Funds or a copy of the Group's most recent annual report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International and Balanced Funds for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or "Subadviser").

PROSPECTUS--Investor A Shares                            4

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor A Shares of the following funds of the
Group:

      GROWTH FUNDS
       Equity Fund
       Small Capitalization Fund
       International Fund
       GROWTH AND INCOME FUNDS
       Balanced Fund
       High Income Equity Fund
       INCOME FUNDS
       Bond Fund
       Limited Maturity Bond Fund
       Intermediate Government Obligations Fund
       Government Income Fund
       TAX-FREE INCOME FUNDS
       Municipal Bond Fund
       Michigan Fund
       MONEY MARKET FUNDS
       Prime Obligations Fund
       U.S. Government Obligations Fund
       Treasury Fund
       Tax-Free Fund

These Funds represent fifteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust (the "Group") which is registered as an open-end, management investment company.

Offering Price and Sales Charges

The public offering price of Investor A Shares of each of the Growth Funds and each of the Growth and Income Funds is equal to the net asset value per share plus a sales charge equal to 4.50% of the public offering price (4.71% of the net amount invested). The public offering price of Investor A Shares of each of the Income Funds and each of the Tax-Free Income Funds is equal to the net asset value per share plus a sales charge equal to 4.00% of the public offering price (4.17% of the net amount invested). The public offering price is reduced when the amount of the transaction at the total public offering price is $50,000 or more (see "SALES CHARGES"). Under certain circumstances, the sales charge may be eliminated (see "REDUCED SALES CHARGES--Sales Charge Waivers"). The public offering price of each Money Market Fund is equal to the net asset value per share, which the Group will seek to maintain at $1.00.

                      5                            PROSPECTUS--Investor A Shares

Minimum Purchase

$1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein, although such investors are subject to a $50 minimum for each subsequent investment in such Fund.

Investment Objectives


           FUND                               INVESTMENT OBJECTIVE
  Equity Fund              seeks growth of capital by investing primarily in a
                           diversified portfolio of common stocks and securities
                           convertible into common stocks
  Small Capitalization     seeks growth of capital by investing primarily in a
    Fund                   diversified portfolio of common stocks and securities
                           convertible into common stocks of small-to medium-sized
                           companies
  International Fund       seeks the long-term growth of capital
  Balanced Fund            seeks current income, long-term capital growth and
                           conservation of capital
  High Income Equity       primarily seeks current income by investing in a
    Fund                   diversified portfolio of high quality, dividend-paying
                           stocks and securities convertible into common stocks; a
                           secondary objective is growth of capital
  Bond Fund                seeks to provide current income and preservation of
                           capital by investing in a portfolio of high- and
                           medium-grade fixed-income securities
  Limited Maturity Bond    seeks to provide current income and preservation of
  Fund                     capital by investing in a portfolio of high- and
                           medium-grade fixed income securities with remaining
                           maturities of six years or less
  Intermediate             seeks to provide current income with preservation of
    Government             capital by investing in a diversified portfolio of U.S.
  Obligations Fund         Government securities with remaining maturities of twelve
                           years or less
  Government Income Fund   seeks to provide shareholders with a high level of current income consistent with prudent investment risk
  Municipal Bond Fund      seeks to provide current interest income which is exempt
                           from federal income taxes as well as preservation of
                           capital
  Michigan Fund            seeks income which is exempt from federal income tax and
                           Michigan state income and intangibles tax, although such
                           income may be subject to the federal alternative minimum
                           tax when received by certain shareholders; also seeks
                           preservation of capital
  Prime Obligations Fund   seeks to provide current income, with liquidity and
                           stability of principal
  U.S. Government          seeks to provide current income, with liquidity and
  Obligations Fund         stability of principal
  Treasury Fund            seeks to provide current income, with liquidity and
                           stability of principal
  Tax-Free Fund            seeks to provide current income free from federal income
                           taxes, preservation of capital and relative stability of
                           principal

PROSPECTUS--Investor A Shares                            6

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:


           FUND                                INVESTMENT POLICY
  Equity Fund              at least 80% of their total assets in common stocks, and
                           securities convertible into common stocks, of companies
                           believed by the investment adviser to be characterized by
                           sound management and the ability to finance expected
                           growth
  Small Capitalization     at least 80% of their total assets in common stocks, and
    Fund                   securities convertible into common stocks, of small- to
                           medium-sized companies believed by the investment adviser
                           to be characterized by sound management and the ability to finance expected growth
  International Fund       at least 65% of its total assets in an internationally
                           diversified portfolio of equity securities which trade on
                           markets in countries other than the United States and
                           which are issued by companies (i) domiciled in countries
                           other than the United States, or (ii) that derive at least
                           50% of either their revenues or pre-tax income from
                           activities outside of the United States, and (iii) which
                           are ranked as small- or medium-sized companies on the
                           basis of their capitalization
  Balanced Fund            in any type or class of securities, including all types of common stocks, fixed income securities and securities
                           convertible into common stocks. At least 25% of the value
                           of the Fund's total assets will be invested in fixed
                           income senior securities and up to 15% of the Fund's total assets may be invested in foreign securities
  High Income Equity       at least 80% of its total assets in common stocks, and
    Fund                   securities convertible into common stocks, of companies
                           believed by the investment adviser to be characterized by
                           sound management, the ability to finance expected growth
                           and the ability to pay above average dividends
  Bond Fund                at least 80% of its total assets in bonds, debentures and
                           certain other debt securities specified herein
  Limited Maturity Bond    at least 80% of the value of its total assets in bonds,
  Fund                     debentures and certain other debt securities specified
                           herein with remaining maturities of six years or less
  Intermediate             at least 80% of its total assets in obligations issued or
    Government             guaranteed by the U.S. Government or its agencies or
  Obligations Fund         instrumentalities and with remaining maturities of twelve
                           years or less
  Government Income Fund   at least 65% of its total assets in obligations issued or
                           guaranteed by the U.S. Government or its agencies or
                           instrumentalities; under current market conditions; up to
                           80% of its total assets in mortgage-related securities,
                           which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities and by nongovernmental
                           entities, or greater amounts as conditions warrant
  Municipal Bond Fund      at least 80% of its total assets in tax-exempt obligations
  Michigan Fund            at least 80% of its total assets in debt securities of all types; at least 65% of the net assets will be invested in
                           municipal securities issued by or on behalf of the State
                           of Michigan, its political subdivisions, municipalities
                           and public authorities

                      7                            PROSPECTUS--Investor A Shares

           FUND                                INVESTMENT POLICY
  Prime Obligations Fund   invests in high quality money market instruments and other comparable investments
  U.S. Government          invests at least 65% of its total assets in short-term
  Obligations Fund         U.S. Treasury bills, notes and other obligations issued by the U.S. Government or its agencies or instrumentalities
  Treasury Fund            invests exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by
                           such securities
  Tax-Free Fund            at least 80% of its total assets in municipal obligations
                           the interest on which is both exempt from federal income
                           tax and not treated as a preference item for alternative
                           minimum tax purposes

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks (see "RISK FACTORS AND INVESTMENT TECHNIQUES").

Investment Adviser

First of America Investment Corporation ("First of America") serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Fund, Gulfstream Global Investors, Ltd. ("Gulfstream") or "Subadviser" serves as subadviser.

Dividends and Capital Gains

Dividends from net income are declared and paid monthly. Net realized capital gains are distributed at least annually.

Distributor

BISYS Fund Services, formerly known as The Winsbury Company, ("BISYS") a partnership owned by The BISYS Group, Inc.

Transfer Agent

BISYS Fund Services Ohio, Inc., formerly known as The Winsbury Service Corporation (the "Transfer Agent"), a subsidiary of The BISYS Group, Inc.

PROSPECTUS--Investor A Shares                            8

FEE TABLES (INVESTOR A SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)(1)

--Growth Funds..............................................................   4.50%
--Growth and Income Funds...................................................   4.50%
--Income Funds..............................................................   4.00%
--Tax-Free Income Funds.....................................................   4.00%
--Money Market Funds........................................................    None
Sales Charge on Reinvested Distributions....................................    None
Deferred Sales Charge on Redemptions........................................    None
Redemption Fees(2)..........................................................    None
Exchange Fees...............................................................    None

------------
(1) The sales charge may be eliminated under certain circumstances. (See "REDUCED SALES CHARGES--Sales Charge Waivers.")

(2) Although no such fee currently is in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*

                                                                                             TOTAL
                                                      MANAGEMENT     12B-1      OTHER      OPERATING
                                                         FEES       FEES(1)    EXPENSES    EXPENSES
                                                      ----------    ------     -------      -------
GROWTH FUNDS:
Equity Fund........................................      1.00%        0.25%      0.26%       1.51%
Small Capitalization Fund..........................      1.00%        0.25%      0.30%       1.55%
International Fund.................................      1.17%        0.25%      0.36%       1.78%
GROWTH AND INCOME FUNDS:
Balanced Fund......................................      0.75%        0.25%      0.47%       1.47%
High Income Equity Fund............................      1.00%        0.25%      0.29%       1.54%
INCOME FUNDS:
Bond Fund..........................................      0.70%        0.25%      0.29%       1.24%
Limited Maturity Bond Fund.........................      0.55%        0.25%      0.25%       1.05%
Intermediate Government Obligations Fund...........      0.70%        0.25%      0.30%       1.25%
Government Income Fund.............................      0.45%        0.25%      0.34%       1.04%
TAX-FREE INCOME FUNDS:
Municipal Bond Fund................................      0.55%        0.25%      0.22%       1.02%
Michigan Fund......................................      0.55%        0.25%      0.20%       1.00%
MONEY MARKET FUNDS:
Prime Obligations Fund.............................      0.40%        0.10%      0.25%       0.75%
U.S. Government Obligations Fund...................      0.40%        0.10%      0.27%       0.77%
Treasury Fund......................................      0.40%        0.10%      0.25%       0.75%
Tax-Free Fund......................................      0.40%        0.10%      0.24%       0.74%

------------
* after expense reductions

(1) Pursuant to the Investor A Distribution and Shareholder Service Plan, each Fund is authorized to make payments under such Plan of up to an annual rate of
 .25% of the average daily net asset value of such Fund's Investor A Shares. However, currently only payments of .10% are being charged under such Plan with respect to the Money Market Funds.

Absent the voluntary reduction of advisory fees, Management Fees and Total Expenses as a percentage of average net assets for the Balanced Fund would have been 1.00% and 1.72%, respectively. Absent the voluntary reduction of administration fees and advisory fees, Management Fees, Other Expenses and Total

                      9                            PROSPECTUS--Investor A Shares

Expenses as a percentage of average net assets for the Bond Fund would have been
 .74%, .34% and 1.33%, respectively. For the Limited Maturity Bond Fund they would have been .74%, .30% and 1.29%, respectively. For the Intermediate Government Obligations Fund they would have been .74%, .35% and 1.34%, respectively. For the Government Income Fund they are estimated to be .74%, .39% and 1.38%, respectively. For the Municipal Bond Fund they would have been .74%,
 .32% and 1.31%, respectively. For the Michigan Fund they would have been .74%, .30% and 1.29%, respectively. Absent the voluntary reduction of 12b-1 Fees and administration fees, 12b-1 Fees, Other Expenses and Total Fund Operating Expenses as a percentage of average net assets for the Prime Obligations Fund would be .25%, .27% and .92%, respectively. For the U.S. Government Obligations Fund, they would be .25%, .29% and .94%, respectively. For the Treasury Fund they would be .25%, .35% and 1.00%, respectively. For the Tax-Free Fund, they would be .25%, .26% and .91%, respectively. (See "MANAGEMENT OF THE FUNDS-- Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")

EXPENSE EXAMPLES

You would pay the following expenses on a $1,000 investment in Investor A Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           -----     ------     ------     -------
GROWTH FUNDS:
Equity Fund.............................................    $ 60       $91       $ 124       $217
International Fund......................................    $ 62       $99       $ 137       $245
Small Capitalization Fund...............................    $ 60       $92       $ 126       $221
GROWTH AND INCOME FUNDS:
Balanced Fund...........................................    $ 59       $89       $ 122       $213
High Income Equity Fund.................................    $ 60       $91       $ 125       $220
INCOME FUNDS:
Bond Fund...............................................    $ 52       $78       $ 105       $184
Limited Maturity Bond Fund..............................    $ 40       $72       $ 186       $154
Intermediate Government Obligations Fund................    $ 52       $78       $ 106       $185
Government Income Fund..................................    $ 50       $72       $  95       $162
TAX-FREE INCOME FUNDS:
Municipal Bond Fund.....................................    $ 50       $71       $  94       $160
Michigan Fund...........................................    $ 50       $71       $  93       $158
MONEY MARKET FUNDS:
Prime Obligations Fund..................................    $  8       $24       $  42       $ 93
U.S. Government Obligations Fund........................    $  8       $25       $  43       $ 95
Treasury Fund...........................................    $  8       $24       $  42       $ 93
Tax-Free Fund...........................................    $  8       $24       $  41       $ 92

The information set forth in the foregoing Fee Tables and examples relates only to Investor A Shares of the Funds. Each of the Funds also may offer other classes of Shares. The other classes of Shares of the Funds are subject to the same expenses except that the sales charges and level of Rule 12b-1 fees paid by holders of the different classes will differ.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor A Distribution and Shareholder Service Plan to a certain percent of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

PROSPECTUS--Investor A Shares                            10

The purpose of the above tables is to assist a potential purchaser of Investor A Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may have invested in Investor A Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor A Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                     11                            PROSPECTUS--Investor A Shares

FINANCIAL HIGHLIGHTS

The table below sets forth certain information concerning the investment results of the Investor A Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1995 Annual Report to Shareholders.

The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P. (Limited Liability Partnership), independent accountants for the Group, whose report thereon is included in the Annual Report.

On March 31, 1993, the Shareholders of all of the then-outstanding Funds of the Group approved the reclassification of such Fund's outstanding Shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report include periods prior to such reclassification.

EQUITY FUND - INVESTOR A SHARES

                                                     YEAR ENDED JUNE 30,
                               ---------------------------------------------------------------
                                     INVESTOR A SHARES                                             OCT. 31, 1988
                               -----------------------------                                             TO
                               1995        1994       1993(B)       1992       1991       1990    JUNE 30, 1989(A)
                               ----        ----       -------       ----       ----       ----     --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................   $14.69      $15.11      $12.80       $11.69     $12.37     $11.48       $10.00
                               ------      ------      ------       ------     ------     ------  -----------
Investment Activities
    Net investment income
      (loss)................    (0.12)      (0.10)      (0.01)        0.17       0.45       0.30         0.20
    Net realized and
      unrealized gain (loss)
      on investments........     3.46       (0.28)       2.74         1.59      (0.53)      1.86         1.47
                                  ---       -----         ---          ---      -----        ---     --------
    Total from Investment
      Activities............     3.34       (0.38)       2.73         1.76      (0.08)      2.16         1.67
                                  ---       -----         ---          ---      -----        ---     --------
Distributions
    Net investment income...                            (0.02)       (0.17)     (0.45)     (0.28)       (0.19)
    Net realized gains......    (0.48)      (0.04)      (0.40)       (0.48)     (0.15)     (0.99)
    In excess of net
      realized gains........    (0.99)
    Total Distributions.....    (1.47)      (0.04)      (0.42)       (0.65)     (0.60)     (1.27)       (0.19)
                                -----       -----       -----        -----      -----      -----   ----------
NET ASSET VALUE, END OF
  PERIOD....................   $16.56      $14.69      $15.11       $12.80     $11.69     $12.37       $11.48
                               ------      ------      ------       ------     ------     ------  -----------
                               ------      ------      ------       ------     ------     ------  -----------
Total Return (excluding
  sales and redemption
  charges)..................    24.85%      (2.57)%     21.42%       15.18%     (0.45)%    19.23%       16.83%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)..........  $43,803     $36,108     $26,460     $407,782   $298,655   $247,683     $180,124
    Ratio of expenses to
      average net assets....     1.51%       1.38%       1.28%        1.18%      1.10%      1.07%        1.06%(c)
    Ratio of net investment
      income to average net
      assets................    (0.87)%     (0.75)%     (0.12)%       1.24%      3.87%      2.51%        2.80%(c)
    Ratio of expenses to
      average net assets*...     1.54%       1.53%       1.35%        1.26%      1.28%      1.29%        1.31%(c)
    Ratio of net investment
      income to average net
      assets*...............    (0.90)%     (0.90)%     (0.19)%       1.15%      3.69%      2.29%        2.55%(c)
    Portfolio turnover......    46.39%(d)   70.87%(d)   66.48%(d)    93.76%    189.26%    136.95%       87.30%

PROSPECTUS--Investor A Shares                            12

SMALL CAPITALIZATION FUND - INVESTOR A SHARES

                                                     YEAR ENDED JUNE 30,
                              ---------------------------------------------------------------
                                     INVESTOR A SHARES                                             OCT. 31, 1988
                              -----------------------------                                              TO
                               1995        1994       1993(B)       1992       1991       1990    JUNE 30, 1989(A)
                              -------     -------     -------     --------   --------   --------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................   $19.75      $20.31      $14.64       $13.58     $14.82     $11.59       $10.00
                               ------      ------      ------       ------     ------     ------  -----------
Investment Activities
    Net investment income
      (loss)................    (0.18)      (0.15)      (0.13)       (0.08)      0.14       0.04         0.06
    Net realized and
      unrealized gain (loss)
      on investments........     8.46        0.09        6.75         1.89      (1.24)      3.23         1.59
                                  ---         ---         ---          ---      -----        ---     --------
         Total from
           Investment
           Activities.......     8.28       (0.06)       6.62         1.81      (1.10)      3.27         1.65
                                  ---       -----         ---          ---      -----        ---     --------
Distributions
    Net investment income...
    Net realized gains......    (2.15)      (0.50)      (0.95)       (0.75)
         Total
           Distributions....    (2.15)      (0.50)      (0.95)       (0.75)     (0.14)     (0.04)       (0.06)
                                -----       -----       -----        -----      -----      -----   ----------
NET ASSET VALUE, END OF
  PERIOD....................   $25.88      $19.75      $20.31       $14.64     $13.58     $14.82       $11.59
                               ------      ------      ------       ------     ------     ------  -----------
                               ------      ------      ------       ------     ------     ------  -----------
Total Return (excluding
  sales and redemption
  charges)..................    44.88%      (0.55)%     45.77%       12.95%     (6.76)%    28.28%       16.60%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)..........  $71,984     $42,791     $27,976     $180,079   $107,500    $94,517      $53,917
    Ratio of expenses to
      average net assets....     1.55%       1.40%       1.29%        1.19%      1.15%      1.11%        1.29%(c)
    Ratio of net investment
      income to average net
      assets................    (1.27)%     (1.24)%     (1.02)%      (0.61)%     1.08%      0.37%        0.80%(c)
    Ratio of expenses to
      average net assets*...     1.58%       1.55%       1.36%        1.28%      1.33%      1.33%        1.54%(c)
    Ratio of net investment
      income to average net
      assets*...............    (1.30)%     (1.39)%     (1.09)%      (0.70)%     0.90%      0.15%        0.55%(c)
    Portfolio turnover......    50.53%(d)   72.64%(d)   71.21%(d)    95.02%    139.66%     83.10%       51.79%

                     13                            PROSPECTUS--Investor A Shares

INTERNATIONAL DISCOVERY FUND - INVESTOR A SHARES

                                                               YEAR ENDED JUNE 30,         DECEMBER 29, 1992
                                                              --------------------                TO
                                                               1995          1994         JUNE 30, 1993(A)(B)
                                                              -------       -------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................  $13.18        $11.50              $10.00
                                                               ------        ------        ------------
Investment Activities
    Net investment income (loss).............................    0.03         (0.02)               0.03
    Net realized and unrealized gain (loss) on investments
      and foreign currency transactions......................   (0.36)         1.74                1.48
                                                                -----           ---           ---------
         Total from Investment Activities....................   (0.33)         1.72                1.51
                                                                -----           ---           ---------
Distributions
    Net investment income....................................                 (0.02)              (0.01)
    Net realized gains.......................................                 (0.02)
    In excess of net realized gains..........................   (0.62)
                                                                -----         -----         -----------
         Total Distributions.................................   (0.62)        (0.04)              (0.01)
                                                                -----         -----         -----------
NET ASSET VALUE, END OF PERIOD...............................  $12.23        $13.18              $11.50
                                                               ------        ------        ------------
                                                               ------        ------        ------------
Total Return (excluding sales and redemption charges)........   (2.19)%       14.99%              15.11%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)........................ $34,228       $36,297              $8,353
    Ratio of expenses to average net assets..................    1.78%         1.63%               1.64%(c)
    Ratio of net investment income to average net assets.....    0.08%        (0.29)%              1.02%(c)
    Ratio of expenses to average net assets*.................    1.91%         1.84%               1.81%(c)
    Ratio of net investment income to average net assets*....   (0.06)%       (0.49)%              0.85%(c)
    Portfolio turnover (d)...................................  104.39%        37.23%              12.47%

BALANCED FUND - INVESTOR A SHARES

                                                            YEAR ENDED JUNE 30,
                                                   -------------------------------------
                                                             INVESTOR A SHARES              JANUARY 31, 1992
                                                   -------------------------------------           TO
                                                    1995            1994           1993(B)  JUNE 30, 1992(A)
                                                   -------         -------         ------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $10.67          $11.09         $ 9.68         $10.00
                                                    ------          ------          -----     ----------
Investment Activities
    Net investment income.........................    0.28            0.26           0.28           0.14
    Net realized and unrealized gain (loss) on
      investments.................................    1.69           (0.43)          1.42          (0.34)
                                                       ---           -----            ---      ---------
         Total from Investment Activities.........    1.97           (0.17)          1.70          (0.20)
                                                       ---           -----            ---        -------
Distributions
    Net investment income.........................   (0.29)          (0.25)         (0.29)         (0.12)
    Net realized gains............................   (0.01)
    In excess of net realized gains...............   (0.15)
                                                     -----           -----          -----      ---------
         Total Distributions......................   (0.45)          (0.25)         (0.29)         (0.12)
                                                     -----           -----          -----      ---------
NET ASSET VALUE, END OF PERIOD....................  $12.19          $10.67         $11.09          $9.68
                                                    ------          ------         ------      ---------
                                                    ------          ------         ------      ---------
Total Return (excluding sales and redemption
  charges)........................................   18.96%         $(1.63)%        17.74%         (2.06)%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)............. $12,849         $11,901         $6,115        $38,136
    Ratio of expenses to average net assets.......    1.47%           1.18%          1.18%          1.19%(c)
    Ratio of net investment income to average net
      assets......................................    2.56%           2.38%          2.66%          3.46%(c)
    Ratio of expenses to average net assets*......    1.78%           1.63%          1.53%          1.50%(c)
    Ratio of net investment income to average net
      assets*.....................................    2.23%           1.93%          2.31%          3.13%(c)
    Portfolio turnover............................  250.66%(d)      192.39%(d)     177.99%(d)        47.58%

PROSPECTUS--Investor A Shares                            14

HIGH INCOME EQUITY FUND - INVESTOR A SHARES

                                                    YEAR ENDED JUNE 30,
                             ---------------------------------------------------------------
                                    INVESTOR A SHARES                                             OCT. 31, 1988
                             -----------------------------                                              TO
                              1995        1994       1993(B)       1992       1991       1990    JUNE 30, 1989(A)
                             -------     -------     -------     --------   --------   --------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................   $13.50      $14.69      $13.14       $12.48     $12.19     $11.35       $10.00
                              ------      ------      ------       ------     ------     ------  -----------
Investment Activities
    Net investment
      income...............     0.36        0.37        0.45         0.54       0.57       0.56         0.35
    Net realized and
      unrealized gain
      (loss) on
      investments..........     1.00       (0.56)       1.69         0.99       0.38       1.04         1.32
                                 ---      ------         ---          ---        ---        ---     --------
         Total from
           Investment
           Activities......     1.36       (0.19)       2.14         1.53       0.95       1.60         1.67
                                 ---      ------         ---          ---        ---        ---     --------
Distributions
    Net investment
      income...............    (0.36)      (0.37)      (0.45)       (0.54)     (0.59)     (0.54)       (0.32)
    In excess of net
      investment income....    (0.01)
    Net realized gains.....                (0.24)      (0.14)       (0.33)     (0.07)     (0.22)
    In excess of net
      realized gains.......                (0.39)
                              ------      ------      ------       ------     ------     ------  -----------
         Total
           Distributions...    (0.37)      (1.00)      (0.59)       (0.87)     (0.66)     (0.76)       (0.32)
                              ------      ------      ------       ------     ------     ------  -----------
NET ASSET VALUE, END OF
  PERIOD...................   $14.49      $13.50      $14.69       $13.14     $12.48     $12.19       $11.35
                              ------      ------      ------       ------     ------     ------  -----------
                              ------      ------      ------       ------     ------     ------  -----------
Total Return (excluding
  sales and redemption
  charges).................    10.32%      (1.63)%     16.71%       12.56%      8.22%     14.37%       16.97%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000).........  $71,063     $76,108     $50,000     $270,549   $150,980    $96,344      $66,367
    Ratio of expenses to
      average net assets...     1.54%       1.40%       1.29%        1.19%      1.13%      1.11%        1.16%(c)
    Ratio of net investment
      income to average net
      assets...............     2.65%       2.56%       3.24%        4.12%      4.75%      4.69%        4.92%(c)
    Ratio of expenses to
      average net
      assets*..............     1.57%       1.55%       1.36%        1.27%      1.31%      1.33%        1.41%(c)
    Ratio of net investment
      income to average net
      assets*..............     2.61%       2.41%       3.17%        4.03%      4.57%      4.47%        4.67%(c)
    Portfolio turnover.....    77.70%(d)   69.35%(d)   67.26%(d)    68.42%    115.68%     53.08%       29.55%

                     15                            PROSPECTUS--Investor A Shares

BOND FUND - INVESTOR A SHARES

                                                    YEAR ENDED JUNE 30,
                            -----------------------------------------------------------------
                                    INVESTOR A SHARES                                              OCT. 31, 1988
                            -------------------------------                                              TO
                             1995         1994        1993(B)       1992       1991       1990    JUNE 30, 1989(A)
                            -------      -------      -------     --------   --------   --------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............    $9.30       $10.54       $10.54       $10.07     $10.00     $10.11        $10.00
                              -----       ------       ------       ------     ------     ------    ----------
Investment Activities
    Net investment
      income..............     0.58         0.59         0.71         0.75       0.77       0.78          0.53
    Net realized and
      unrealized gain
      (loss) on
      investments.........     0.38        (0.72)        0.47         0.56       0.08      (0.11)         0.09
                                ---        -----          ---          ---        ---      -----       -------
    Total from Investment
      Activities..........     0.96        (0.13)        1.18         1.31       0.85       0.67          0.62
                                ---        -----          ---          ---        ---        ---       -------
Distributions
    Net investment
      income..............    (0.58)       (0.57)       (0.73)       (0.76)     (0.78)     (0.78)        (0.51)
    In excess of net
      investment income...    (0.01)
    Net realized gains....                              (0.45)       (0.08)
    In excess of net
      realized gains......                 (0.54)
                              -----        -----        -----        -----      -----      -----     ---------
    Total Distributions...    (0.59)       (1.11)       (1.18)       (0.84)     (0.78)     (0.78)        (0.51)
                              -----        -----        -----        -----      -----      -----     ---------
NET ASSET VALUE, END OF
  PERIOD..................    $9.67        $9.30       $10.54       $10.54     $10.07     $10.00        $10.11
                              -----        -----       ------       ------     ------     ------    ----------
                              -----        -----       ------       ------     ------     ------    ----------
Total Return (excluding
  sales and redemption
  charges)................    10.85%       (1.62)%      11.93%       13.47%      8.80%      6.94%         6.42%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)........  $17,572      $18,391      $18,562     $477,526   $432,225   $316,477      $123,928
    Ratio of expenses to
      average net
      assets..............     1.24%        0.98%        0.89%        0.87%      0.84%      0.81%         0.82%(c)
    Ratio of net
      investment income to
      average net
      assets..............     6.32%        5.86%        6.47%        7.19%      7.72%      8.04%         8.06%(c)
    Ratio of expenses to
      average net
      assets*.............     1.39%        1.27%        1.07%        1.01%      1.02%      1.02%         1.06%(c)
    Ratio of net
      investment income to
      average net
      assets*.............     6.17%        5.57%        6.29%        7.05%      7.54%      7.83%         7.82%(c)
    Portfolio turnover....  1010.64%(d)   893.27%(d)   443.98%(d)   289.38%    339.74%    314.71%       121.08%

PROSPECTUS--Investor A Shares                            16

LIMITED MATURITY BOND FUND - INVESTOR A SHARES

                                                     YEAR ENDED JUNE 30,
                             -----------------------------------------------------------------         OCT. 31,
                                     INVESTOR A SHARES                                                 1988 TO
                             -------------------------------                                           JUNE 30,
                              1995         1994        1993(B)       1992       1991       1990        1989(A)
                             -------      -------      -------     --------   --------   --------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................    $9.57       $10.18       $10.25        $9.93      $9.88     $10.08        $10.00
                               -----       ------       ------        -----      -----     ------    ----------
Investment Activities
    Net investment
      income...............     0.56         0.62         0.65         0.71       0.72       0.83          0.53
    Net realized and
      unrealized gain
      (loss) on
      investments..........     0.13        (0.58)        0.13         0.35       0.10      (0.15)         0.02
                                 ---       ------          ---          ---        ---     ------       -------
         Total from
           Investment
           Activities......     0.69         0.04         0.78         1.06       0.82       0.68          0.55
                                 ---          ---          ---          ---        ---        ---       -------
Distributions
    Net investment
      income...............    (0.55)       (0.61)       (0.69)       (0.71)     (0.73)     (0.83)        (0.47)
    Net realized gains.....                              (0.16)       (0.03)     (0.04)     (0.05)
    In excess of net
      realized gains.......                 (0.04)
                               -----        -----        -----        -----      -----      -----     ---------
         Total
           Distributions...    (0.55)       (0.65)       (0.85)       (0.74)     (0.77)     (0.88)        (0.47)
                               -----        -----        -----        -----      -----      -----     ---------
NET ASSET VALUE, END OF
  PERIOD...................    $9.71        $9.57       $10.18       $10.25      $9.93      $9.88        $10.08
                               -----        -----       ------       ------      -----      -----    ----------
                               -----        -----       ------       ------      -----      -----    ----------
Total Return (excluding
  sales and redemption
  charges).................     7.53%        0.32%        7.96%       11.00%      8.66%      7.10%         5.70%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000).........  $18,930      $24,907      $18,060     $117,241    $70,870    $43,696       $71,627
    Ratio of expenses to
      average net assets...     1.05%        0.86%        0.75%        0.83%      0.91%      0.92%         0.88%(c)
    Ratio of net investment
      income to average net
      assets...............     5.89%        6.22%        6.41%        7.13%      7.47%      8.01%         8.19%(c)
    Ratio of expenses to
      average net
      assets*..............     1.36%        1.30%        1.08%        1.05%      1.10%      1.14%         1.12%(c)
    Ratio of net investment
      income to average net
      assets*..............     5.58%        5.78%        6.08%        6.91%      7.28%      7.79%         7.95%(c)
    Portfolio turnover.....   397.97%(d)   353.28%(d)   123.10%(d)    87.75%    161.32%    319.11%       117.37%

                     17                            PROSPECTUS--Investor A Shares

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR A SHARES

                                                    YEAR ENDED JUNE 30,
                             -----------------------------------------------------------------
                                    INVESTOR A SHARES                                              OCT. 31, 1988
                             -------------------------------                                             TO
                             1995         1994        1993(B)       1992       1991       1990    JUNE 30, 1989(A)
                             ----         ----        -------       ----       ----       ----     --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............    $9.62       $10.53       $10.42       $10.05      $9.91     $10.05        $10.00
                              -----       ------       ------       ------      -----     ------    ----------
Investment Activities
    Net investment income
      (loss)..............     0.50         0.59         0.68         0.71       0.74       0.79          0.50
    Net realized and
      unrealized gain
      (loss) on
      investments.........     0.31        (0.66)        0.21         0.46       0.15      (0.11)        (0.02)
                                ---        -----          ---          ---        ---      -----     ---------
    Total from Investment
      Activities..........     0.81        (0.07)        0.89         1.17       0.89       0.68          0.48
                                ---        -----          ---          ---        ---        ---       -------
Distributions
    Net investment
      income..............    (0.50)       (0.59)       (0.73)       (0.71)     (0.75)     (0.79)        (0.43)
    Net realized gains....                              (0.05)       (0.09)                (0.03)
    In excess of net
      realized gains......                 (0.25)
                              -----        -----        -----        -----      -----      -----     ---------
    Total Distributions...    (0.50)       (0.84)       (0.78)       (0.80)     (0.75)     (0.82)        (0.43)
                              -----        -----        -----        -----      -----      -----     ---------
NET ASSET VALUE, END OF
  PERIOD..................    $9.93        $9.62       $10.53       $10.42     $10.05      $9.91        $10.05
                              -----        -----       ------       ------     ------      -----    ----------
                              -----        -----       ------       ------     ------      -----    ----------
Total Return (excluding
  sales and redemption
  charges)................     8.69%       (0.90)%       8.92%       12.03%      9.32%      7.07%         4.92%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)........  $27,521      $36,106      $37,055     $234,906   $142,864   $100,205       $83,212
    Ratio of expenses to
      average net
      assets..............     1.25%        1.00%        0.90%        0.87%      0.86%      0.85%         0.87%(c)
    Ratio of net
      investment income to
      average net
      assets..............     5.22%        5.80%        6.51%        7.07%      7.48%      8.04%         7.79%(c)
    Ratio of expenses to
      average net
      assets*.............     1.41%        1.29%        1.08%        1.01%      1.04%      1.06%         1.11%(c)
    Ratio of net
      investment income to
      average net
      assets*.............     5.07%        5.51%        6.33%        6.93%      7.30%      7.83%         7.55%(c)
    Portfolio turnover....   549.13%(d)   546.06%(d)   225.90%(d)   114.76%    164.59%    294.62%       111.96%

PROSPECTUS--Investor A Shares                            18

GOVERNMENT INCOME FUND - INVESTOR A SHARES

                                                                  YEAR ENDED JUNE 30,      NOVEMBER 12, 1992
                                                                 --------------------             TO
                                                                  1995          1994      JUNE 30, 1993(A)(B)
                                                                  ----          ----       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD............................   $9.41        $10.04           $10.00
                                                                   -----        ------     ------------
Investment Activities
    Net investment income.......................................    0.75          0.74             0.48
    Net realized and unrealized gain (loss) on investments......                 (0.64)            0.04
                                                                     ---         -----        ---------
    Total from Investment Activities............................    0.75          0.10             0.52
                                                                     ---           ---        ---------
Distributions
    Net investment income.......................................   (0.66)        (0.72)           (0.48)
    Tax return of capital.......................................   (0.08)        (0.01)
                                                                   -----         -----      -----------
    Total Distributions.........................................   (0.74)        (0.73)           (0.48)
                                                                   -----         -----      -----------
NET ASSET VALUE, END OF PERIOD..................................   $9.42         $9.41           $10.04
                                                                   -----         -----     ------------
                                                                   -----         -----     ------------
Total Return (excluding sales and redemption charges)...........    8.46%         0.94%            5.35%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)........................... $50,931       $54,027          $32,633
    Ratio of expenses to average net assets.....................    1.04%         0.82%            0.75%(c)
    Ratio of net investment income to average net assets........    8.03%         7.42%            7.41%(c)
    Ratio of expenses to average net assets*....................    1.44%         1.36%            1.23%(c)
    Ratio of net investment income to average net assets*.......    7.63%         6.87%            6.93%(c)
    Portfolio turnover(d).......................................  114.71%       102.24%          135.06%

                     19                            PROSPECTUS--Investor A Shares

MICHIGAN FUND - INVESTOR A SHARES

                                                          YEAR ENDED JUNE 30,
                                              -------------------------------------------
                                                     INVESTOR A SHARES                         JULY 2, 1990
                                              ------------------------------                        TO
                                               1995        1994       1993(B)       1992     JUNE 30, 1991(A)
                                               ----        ----       -------       ----      --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $10.53      $10.97      $10.58       $10.14         $10.00
                                               ------      ------      ------       ------     ----------
Investment Activities
    Net investment income (loss).............    0.48        0.47        0.50         0.52           0.55
    Net realized and unrealized gain (loss)
      on investments.........................    0.23       (0.36)       0.47         0.44           0.11
                                                  ---       -----         ---          ---        -------
    Total from Investment Activities.........    0.71        0.11        0.97         0.96           0.66
                                                  ---         ---         ---          ---        -------
Distributions
    Net investment income....................   (0.40)      (0.45)      (0.54)       (0.52)         (0.52)
    In excess of net investment income.......   (0.01)
    Net realized gains.......................               (0.01)      (0.04)
    In excess of net realized gains..........               (0.09)
                                                -----       -----       -----        -----      ---------
    Total Distributions......................   (0.49)      (0.55)      (0.58)       (0.52)         (0.52)
                                                -----       -----       -----        -----      ---------
NET ASSET VALUE, END OF PERIOD...............  $10.75      $10.53      $10.97       $10.58         $10.14
                                               ------      ------      ------       ------     ----------
                                               ------      ------      ------       ------     ----------
Total Return (excluding sales and redemption
  charges)...................................    6.99%       0.92%       9.40%        9.73%          6.77%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)........ $37,874     $42,204     $32,778     $146,782        $90,182
    Ratio of expenses to average net
      assets.................................    1.00%       0.85%       0.78%        0.84%          0.57%(c)
    Ratio of net investment income to average
      net assets.............................    4.57%       4.25%       4.67%        5.15%          5.67%(c)
    Ratio of expenses to average net
      assets*................................    1.32%       1.29%       1.12%        1.05%          1.15%(c)
    Ratio of net investment income to average
      net assets*............................    4.25%       3.81%       4.33%        4.93%          5.18%(c)
    Portfolio turnover.......................   26.06%(d)    6.69%(d)   35.81%(d)    19.97%         45.30%

PROSPECTUS--Investor A Shares                            20

MUNICIPAL BOND FUND - INVESTOR A SHARES

                                                    YEAR ENDED JUNE 30,
                             -----------------------------------------------------------------
                                    INVESTOR A SHARES                                              OCT. 31, 1988
                             -------------------------------                                             TO
                             1995         1994        1993(B)       1992       1991       1990    JUNE 30, 1989(A)
                             ----         ----        -------       ----       ----       ----     --------------
NET ASSET VALUE, BEGINNING
  OF
  PERIOD..................   $10.29       $10.92       $10.58       $10.20     $10.03     $10.18        $10.00
                             ------       ------       ------       ------     ------     ------    ----------
Investment Activities
    Net investment income
      (loss)..............     0.41         0.40         0.49         0.52       0.55       0.57          0.40
    Net realized and
      unrealized gain
      (loss) on
      investments.........     0.27        (0.31)        0.48         0.39       0.18      (0.12)        (0.14)
                                ---        -----          ---          ---        ---      -----     ---------
    Total from Investment
      Activities..........     0.68         0.09         0.97         0.91       0.73       0.45          0.54
                                ---          ---          ---          ---        ---        ---       -------
Distributions
    Net investment
      income..............    (0.41)       (0.39)       (0.53)       (0.52)     (0.56)     (0.58)        (0.36)
    Net realized gains....                 (0.21)       (0.10)       (0.01)                (0.02)
    In excess of net
      realized gains......    (0.17)       (0.12)
                              -----        -----        -----        -----        ---      -----     ---------
    Total Distributions...    (0.58)       (0.72)       (0.63)       (0.53)     (0.56)     (0.60)        (0.36)
                              -----        -----        -----        -----      -----      -----     ---------
NET ASSET VALUE, END OF
  PERIOD..................   $10.39       $10.29       $10.92       $10.58     $10.20     $10.03        $10.18
                             ------       ------       ------       ------     ------     ------    ----------
                             ------       ------       ------       ------     ------     ------    ----------
Total Return (excluding
  sales and redemption
  charges)................     7.02%        0.71%        9.46%        9.11%      7.51%      4.57%         5.52%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)........  $11,378      $13,123       $9,333     $130,788    $98,186   $100,445       $68,256
    Ratio of expenses to
      average net
      assets..............     1.02%        0.87%        0.76%        0.81%      0.87%      0.85%         0.85%(c)
    Ratio of net
      investment income to
      average net
      assets..............     4.00%        3.72%        4.56%        5.09%      5.49%      5.78%         6.11%(c)
    Ratio of expenses to
      average net
      assets*.............     1.33%        1.32%        1.09%        1.03%      1.06%      1.06%         1.09%(c)
    Ratio of net
      investment income to
      average net
      assets*.............     3.68%        3.27%        4.23%        4.88%      5.29%      5.57%         5.87%(c)
    Portfolio turnover....    35.15%(d)    44.39%(d)    67.26%(d)    66.31%     76.55%    113.12%        82.22%

                     21                            PROSPECTUS--Investor A Shares

PRIME OBLIGATIONS FUND - INVESTOR A SHARES

                                                   YEAR ENDED JUNE 30,
                            -----------------------------------------------------------------
                                INVESTOR A SHARES                                                AUGUST 24, 1987
                           ---------------------------                                                  TO
                             1995      1994    1993(B)     1992      1991      1990      1989    JUNE 30, 1988(A)
                             ----      ----    -------     ----      ----      ----      ----     --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000        $1.000
                             ------    ------    ------    ------    ------    ------    ------    ----------
Investment Activities
    Net investment
      income..............    0.047     0.027     0.028     0.046     0.069     0.080     0.083         0.056
                              -----     -----     -----     -----    ------     -----     -----     ---------
Distributions
    Net investment
      income..............   (0.047)   (0.027)   (0.028)   (0.046)   (0.069)   (0.080)   (0.083)       (0.056)
                             ------    ------    ------    ------    ------    ------    ------    ----------
NET ASSET VALUE, END OF
  PERIOD..................   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000        $1.000
                             ------    ------    ------    ------    ------    ------    ------    ----------
                             ------    ------    ------    ------    ------    ------    ------    ----------
Total Return..............     4.81%     2.75%     2.89%     4.75%     7.15%     8.32%     8.58%         5.76%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)........ $108,565  $105,611  $129,433  $690,908  $702,340  $547,351  $526,450      $241,545
    Ratio of expenses to
      average net
      assets..............     0.75%     0.74%     0.66%     0.64%     0.64%     0.65%     0.62%         0.60%(c)
    Ratio of net
      investment income to
      average net
      assets..............     4.71%     2.71%     2.86%     4.61%     6.86%     8.03%     8.26%         6.48%(c)
    Ratio of expenses to
      average net
      assets*.............     0.92%     0.91%     0.71%     0.66%     0.66%     0.67%     0.66%         0.70%(c)
    Ratio of net
      investment income to
      average net
      assets*.............     4.54%     2.54%     2.81%     4.59%     6.84%     8.01%     8.22%         6.38%(c)

PROSPECTUS--Investor A Shares                            22

U.S. GOVERNMENT OBLIGATIONS FUND - INVESTOR A SHARES

                                                   YEAR ENDED JUNE 30,
                        ---------------------------------------------------------------------
                              INVESTOR A SHARES                                                      AUGUST 24, 1987
                        ----------------------------                                                        TO
                          1995       1994     1993(B)      1992       1991       1990       1989     JUNE 30, 1988(A)
                        --------   --------   --------   --------   --------   --------   --------   ----------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD...............   $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000         $1.000
                          ------     ------     ------     ------     ------     ------     ------     ----------
Investment Activities
    Net investment
      income...........    0.047      0.027      0.028      0.044      0.066      0.078      0.080          0.055
                           -----      -----      -----      -----      -----      -----      -----      ---------
Distributions
    Net investment
      income...........   (0.047)    (0.027)    (0.028)    (0.044)    (0.066)    (0.078)    (0.080)        (0.055)
                          ------     ------     ------     ------     ------     ------     ------     ----------
NET ASSET VALUE, END OF
  PERIOD...............   $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000         $1.000
                          ------     ------     ------     ------     ------     ------     ------     ----------
                          ------     ------     ------     ------     ------     ------     ------     ----------
Total Return...........     4.76%      2.69%      2.84%      4.78%      6.82%      8.10%      8.31%          5.66%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets at end
      of period
      (000)............ $169,179   $172,482   $208,311   $400,242   $341,903   $248,671   $201,012       $136,823
    Ratio of expenses
      to average net
      assets...........     0.77%      0.77%      0.66%      0.64%      0.65%      0.65%      0.63%          0.62%(c)
    Ratio of net
      investment income
      to average net
      assets...........     4.62%      2.64%      2.79%      4.43%      6.54%      7.79%      8.00%          6.25%(c)
    Ratio of expenses
      to average net
      assets*..........     0.94%      0.94%      0.72%      0.66%      0.67%      0.67%      0.68%          0.73%(c)
    Ratio of net
      investment income
      to average net
      assets*..........     4.45%      2.47%      2.73%      4.41%      6.52%      7.77%      7.95%          6.14%(c)

TREASURY FUND - INVESTOR A SHARES

                                                                           YEAR ENDED      DECEMBER 1,
                                                                            JUNE 30,     1993 TO JUNE 30,
                                                                              1995           1994(A)
                                                                           ---------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................    $1.000           $1.000
                                                                             -------       ----------
Investment Activities
    Net investment income.................................................     0.047            0.016
                                                                              ------        ---------
Distributions
    Net investment income.................................................    (0.047)          (0.016)
                                                                             -------       ----------
NET ASSET VALUE, END OF PERIOD............................................    $1.000           $1.000
                                                                             -------       ----------
                                                                             -------       ----------
Total Return..............................................................      4.81%            1.66%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000).....................................  $105,391          $56,535
    Ratio of expenses to average net assets...............................      0.75%            0.64%(c)
    Ratio of net investment income to average net assets..................      4.82%            2.84%(c)
    Ratio of expenses to average net assets*..............................      1.04%            0.99%(c)
    Ratio of net investment income to average net assets*.................      4.52%            2.49%(c)

                     23                            PROSPECTUS--Investor A Shares

TAX-FREE FUND - INVESTOR A SHARES

                                                  YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------
                             INVESTOR A SHARES                                                     JULY 30, 1987
                        --------------------------                                                       TO
                         1995      1994     1993(B)     1992       1991       1990       1989     JUNE 30, 1988(A)
                         ----      ----     -------     ----       ----       ----       ----      --------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD...............  $1.000    $1.000    $1.000     $1.000     $1.000     $1.000     $1.000         $1.000
                         ------    ------    ------     ------     ------     ------     ------     ----------
Investment Activities
    Net investment
      income...........   0.029     0.018     0.019      0.033      0.046      0.054      0.055          0.040
                          -----     -----     -----      -----      -----      -----      -----      ---------
Distributions
    Net investment
      income...........  (0.029)   (0.018)   (0.019)    (0.033)    (0.046)    (0.054)    (0.055)        (0.040)
                         ------    ------    ------     ------     ------     ------     ------     ----------
NET ASSET VALUE, END OF
  PERIOD...............  $1.000    $1.000    $1.000     $1.000     $1.000     $1.000     $1.000         $1.000
                         ------    ------    ------     ------     ------     ------     ------     ----------
                         ------    ------    ------     ------     ------     ------     ------     ----------
Total Return...........    2.90%     1.81%     2.07%      3.34%      4.73%      5.75%      5.62%          4.08%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets at end
      of period
      (000)............ $45,102   $48,256   $54,886   $141,913   $139,615   $142,004   $120,031       $107,199
    Ratio of expenses
      to average net
      assets...........    0.74%     0.68%     0.58%      0.59%      0.60%      0.61%      0.63%          0.64%(c)
    Ratio of net
      investment income
      to average net
      assets...........    2.88%     1.81%     2.05%      3.29%      4.63%      5.43%      5.46%          4.34%(c)
    Ratio of expenses
      to average net
      assets*..........    0.95%     0.93%     0.72%      0.69%      0.70%      0.70%      0.73%          0.75%(c)
    Ratio of net
      investment income
      to average net
      assets*..........    2.67%     1.56%     1.91%      3.19%      4.53%      5.34%      5.36%          4.23%(c)

------------
FOOTNOTES TO FINANCIAL HIGHLIGHTS:

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Period from commencement of operations.

(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

 (c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

 (e) Not annualized.

PROSPECTUS--Investor A Shares                            24

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds is set forth below under the headings describing the Funds. The investment objectives of each Fund are fundamental policies and may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined in the Statement of Additional Information). Other policies of a Fund may be changed without a vote of the holders of a majority of outstanding Shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objectives of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or the Subadviser, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE EQUITY FUND AND SMALL CAPITALIZATION FUND

The investment objective of the Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small to medium-sized companies.

Under normal market conditions, each of the Equity and Small Capitalization Funds will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion. Each of the Equity and Small Capitalization Funds may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Equity and Small Capitalization Funds may also hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Equity and Small Capitalization Funds may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The Equity Fund anticipates investing in growth-oriented, medium capitalization companies. These companies have typically exhibited consistent, above average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Equity Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                     25                            PROSPECTUS--Investor A Shares

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. For purposes of the foregoing sentence, small-sized companies are considered to be those with capitalization of less than $1 billion and medium-sized companies are considered to be those with capitalization of $1 billion or more but less than $5 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund such as the Equity Fund.

Consistent with the foregoing, each of the Equity and Small Capitalization Funds will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------
  THE EQUITY FUND AND SMALL CAPITALIZATION FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Other Mutual Funds               -Put and Call Options             -Restricted Securities
  -When-Issued and                  -Repurchase Agreements            -Reverse Repurchase Agreements
      Delayed-Delivery              -Portfolio Turnover                   and Dollar Roll Agreements
      Transactions

--------------------------------------------------------------------------------

THE INTERNATIONAL FUND

The investment objective of the International Fund is the long-term growth of capital.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

Companies are deemed to be small- or medium-sized which at the time of purchase are of a size which would rank them in the lower half of a major market index in each country by weighted market capitalization and all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in U.S. companies. In addition, the International

PROSPECTUS--Investor A Shares                            26

Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

--------------------------------------------------------------------------------
  THE INTERNATIONAL FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Lending Portfolio Securities     -Other Mutual Funds
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and                  -Portfolio Turnover
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------

GROWTH AND INCOME FUNDS

THE BALANCED FUND

The investment objectives of the Balanced Fund are to seek current income, long-term capital growth and conservation of capital.

The Balanced Fund may invest in any type or class of security. Under normal market conditions the Balanced Fund will invest in common stocks, fixed income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of the Balanced Fund's total assets will be invested in fixed income senior securities. Up to 15% of the value of the Balanced Fund's total assets may be invested in foreign securities.

The Balanced Fund's common stocks are held for the purpose of providing dividend income and long-term growth of capital. The Balanced Fund will invest in the common and preferred stocks of companies with capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Fund intends to invest primarily in those companies which are growth oriented and have exhibited consistent, above average growth in revenues and earnings. When choosing such stocks, the potential for long term capital appreciation will be the primary basis for selection.

The Balanced Fund's fixed income senior securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some of the securities in which the Balanced Fund invests may have warrants or options attached. The Balanced Fund may also invest in repurchase agreements.

The Balanced Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments ("Stripped Treasury Obligations"), and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Balanced Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

                     27                            PROSPECTUS--Investor A Shares

The Balanced Fund will invest only in corporate fixed income securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed income securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES-- Medium Grade Securities" herein.

The Balanced Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Fund may also invest in securities of other investment companies.

The Balanced Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Fund's investments in foreign securities may be made either directly or through the purchase of American Depositary Receipts ("ADRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar denominated commercial paper of a foreign issuer).

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Fund is so invested, its investment objectives may not be achieved during that time.

Like any investment program, the Balanced Fund entails certain risks. As a Fund investing primarily in common stocks the Balanced Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Fund also invests in bonds, investors in the Balanced Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

PROSPECTUS--Investor A Shares                            28

--------------------------------------------------------------------------------
  THE BALANCED FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Medium-Grade Securities          -Mortgage-Related Securities      -Other Mutual Funds
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and                  -Portfolio Turnover
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------

THE HIGH INCOME EQUITY FUND

The investment objective of the High Income Equity Fund is to seek current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. A secondary investment objective of High Income Equity Fund is growth of capital.

The High Income Equity Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends. The High Income Equity Funds may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The High Income Equity Funds may also hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the High Income Equity Funds may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The High Income Equity Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the High Income Equity Fund may be considered the more conservative than growth-oriented equity funds such as the Group's Equity and Small Capitalization Funds.

Consistent with the foregoing, the High Income Equity Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

                     29                            PROSPECTUS--Investor A Shares

--------------------------------------------------------------------------------
  THE HIGH INCOME EQUITY FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Other Mutual Funds               -Put and Call Options             -Reverse Repurchase Agreements
  -Repurchase Agreements            -Restricted Securities                and Dollar Roll Agreements
  -When-Issued and                  -Portfolio Turnover
      Delayed-Delivery
      Transactions

--------------------------------------------------------------------------------

INCOME FUNDS

THE BOND FUND AND LIMITED MATURITY BOND FUND

The investment objective of the Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities. The investment objective of the Limited Maturity Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities with remaining maturities of six years or less.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and Guaranteed Investment Contracts ("GICs") issued by insurance companies, as more fully described below. The Bond Fund intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to twelve years. However, the Bond Fund may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity

PROSPECTUS--Investor A Shares                            30

Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

The Bond Fund and the Limited Maturity Bond Fund each may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Bond Fund and the Limited Maturity Bond Fund each may also invest in securities of other investment companies or in GICs.

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its Shares' net asset value relative to those funds which invest in longer term obligations.

                     31                            PROSPECTUS--Investor A Shares

--------------------------------------------------------------------------------
  THE BOND FUND AND LIMITED MATURITY BOND FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Guaranteed Investment Contracts  -Lending Portfolio Securities
  -Medium-Grade Securities          -Mortgage-Related Securities      -Municipal Securities
  -Other Mutual Funds               -Put and Call Options             -Repurchase Agreements
  -Restricted Securities            -Reverse Repurchase Agreements    -When-Issued and
  -Portfolio Turnover                   and                               Delayed-Delivery
                                        Dollar Roll Agreements            Transactions

--------------------------------------------------------------------------------

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

The investment objective of the Intermediate Government Obligations Fund is to seek current income with preservation of capital by investing in U.S. Government securities with remaining maturities of twelve years or less.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years.

The types of U.S. Government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and Government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES-- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."

By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its Shares' net asset value relative to those funds which invest in longer term obligations.

--------------------------------------------------------------------------------
  THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions    -Futures Contracts
  -Government Obligations           -Guaranteed Investment Contracts  -Lending Portfolio Securities
  -Other Mutual Funds               -Private Activity Bonds           -Put and Call Options
  -Repurchase Agreements            -Restricted Securities            -Reverse Repurchase Agreements
  -When-Issued and                  -Portfolio Turnover                   and Dollar Roll Agreements
      Delayed-Delivery
      Transactions

--------------------------------------------------------------------------------

THE GOVERNMENT INCOME FUND

The investment objective of the Government Income Fund is to provide shareholders with a high level of current income consistent with prudent investment risk.

PROSPECTUS--Investor A Shares                            32

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of nongovernmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by nongovernmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Mortgage-Related Securities," below.

The types of U.S. Government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and Government Securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations".

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper rated at the time of purchase within the top two categories by an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three categories of an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality.

--------------------------------------------------------------------------------
  THE GOVERNMENT INCOME FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Government Obligations           -Lending Portfolio Securities
  -Mortgage-Related Securities      -Other Mutual Funds               -Restricted Securities
  -Put and Call Options             -Repurchase Agreement             -Reverse Repurchase Agreements
  -When-Issued and                  -Portfolio Turnover                   and Dollar Roll Agreements
      Delayed-Delivery
      Transactions

--------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS

The investment objective of the Municipal Bond Fund is to seek current interest income which is exempt from federal income taxes as well as preservation of capital. The investment objectives of the Michigan Fund are to seek income which is exempt from federal income tax and Michigan state income and intangibles tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and to seek preservation of capital.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities and at 80% of the net assets of the Michigan Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as

                     33                            PROSPECTUS--Investor A Shares
a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the Government of Puerto Rico or the U.S. territories and possessions of Guam and the U.S. Virgin Islands and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles tax. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Municipal Securities," below.

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to ten years and an average weighted rating of AA/Aa. The Michigan Fund, under normal market conditions, will be invested in long-term Michigan Municipal Securities and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Fund may invest in Michigan Municipal Securities of any maturity. However, First of America may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or rated within the two highest rating groups assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. The Michigan Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Fund's distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION-- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Fund" in the Statement of Additional Information.

In addition, investments may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by First of America to be warranted due to market conditions. Such taxable obligations consist of Government Securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Fund's quality standards (as described above) for tax-exempt commercial paper, and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities

PROSPECTUS--Investor A Shares                            34
that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

SPECIAL CONSIDERATIONS RELATING TO THE MICHIGAN FUND

Because the Michigan Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Fund attempts to diversify, to the extent First of America deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Fund's classification as a "non-diversified" investment company means that the proportion of the Michigan Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Michigan Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires the Michigan Fund generally to invest, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Michigan Fund is not so restricted. In no event, however, may the Michigan Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Michigan Fund's taxable year. Since a relatively high percentage of the Michigan Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

--------------------------------------------------------------------------------
  TAX-FREE INCOME FUNDS
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions    -Futures Contracts
  -Government Obligations           -Lending Portfolio Securities     -Medium-Grade Securities
  -Municipal Securities             -Other Mutual Funds               -Put and Call Options
  -When-Issued and                  -Repurchase Agreements            -Restricted Securities
      Delayed-Delivery              -Portfolio Turnover               -Reverse Repurchase Agreements
      Transactions                                                        and Dollar Roll Agreements

--------------------------------------------------------------------------------

MONEY MARKET FUNDS

The investment objective of each of the Prime Obligations Fund, the U.S. Government Obligations Fund, and the Treasury Fund is to seek current income with liquidity and stability of principal. The investment objective of the Tax-Free Fund is to seek as high a level of current interest income free from federal income taxes as is consistent with the preservation of capital and relative stability of principal.

The Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. Under normal market conditions, the U.S. Government Obligations Fund invests at least 65% of the value of its total assets in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Treasury Fund, under normal market conditions, invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and in repurchase agreements related to such securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Securities.

                     35                            PROSPECTUS--Investor A Shares

The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in high-quality money market instruments, including Municipal Securities, and other instruments deemed to be of comparable high quality as determined by the Board of Trustees.

The Tax-Free Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). If deemed appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Fund's quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.

As a money market fund, each Money Market Fund invests exclusively in United States dollar denominated instruments which the Trustees of the Group and the Money Market Fund's investment adviser determine present minimal credit risks and which at the time of acquisition are rated by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations or, if unrated, are of comparable quality. In addition, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund each diversify its investments so that, with minor exceptions and except for United States Government securities, not more than five percent of its total assets is invested in the securities of any one issuer, not more than five percent of its total assets is invested in securities of all issuers rated by the NRSRO at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating categories for short-term debt obligations ("Second Tier Securities") and not more than the greater of one percent of total assets or one million dollars is invested in the securities of one issuer that are Second Tier Securities. All securities or instruments in which a Money Market Fund invests have remaining maturities of 397 calendar days (thirteen months) or less. The dollar-weighted average maturity of the obligations in a Money Market Fund will not exceed 90 days.

The Prime Obligations Fund and, within the limitations described above, the U.S. Government Obligations Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest categories assigned by an NRSRO or, if not rated, found by the Group's Board of Trustees to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols of the NRSROs as used in this paragraph, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP and in Europaper.

The Tax-Free Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

Although the Tax-Free Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Tax-Free Fund's investment adviser. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

Variable amount master demand notes in which the Prime Obligations Fund and U.S. Government Obligations Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the

PROSPECTUS--Investor A Shares                            36
instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note shall not exceed seven days.

Similarly, the Tax-Free Fund, within the limitations described above and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.

--------------------------------------------------------------------------------
  MONEY MARKET FUNDS
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities (except       -Foreign Currency Transactions    -Government Obligations
    Treasury)                       -Municipal Securities (except     -Put and Call Options (Tax-Free
  -Lending Portfolio Securities         Treasury)                         Fund Only)
  -Repurchase Agreements            -Restricted Securities (except    -Reverse Repurchase Agreements
  -When-Issued and Delayed              Treasury)                         and
      Delivery Transactions         -Portfolio Turnover                   Dollar Roll Agreements
      (except Treasury)

--------------------------------------------------------------------------------

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank-Michigan, N.A. (the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to First of America Bank-Michigan, N.A.'s correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America and, in the case of the International and Balanced Funds, the Subadviser in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES

The International Fund invests primarily in the securities of foreign issuers. The Balanced Fund may invest up to 15% of its total assets in foreign securities. The Equity, Small Capitalization and High Income Equity Funds may also invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign

                     37                            PROSPECTUS--Investor A Shares
securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

For many foreign securities, U.S. dollar-denominated American Depositary Receipts, or ADR's, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADR's represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADR's do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADR's rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADR's. The information available for ADR's is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The International and Balanced Funds may also invest in European Depository Receipts, or EDR's, which are receipts evidencing an arrangement with a European bank similar to that for ADR's and are designed for use in the European securities markets. EDR's are not necessarily denominated in the currency of the underlying security.

PROSPECTUS--Investor A Shares                            38

Certain of the ADR's and EDR's, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Money Market Funds and the Michigan Fund, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

                     39                            PROSPECTUS--Investor A Shares

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The International Fund does not intend to enter into forward currency contracts if the International Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. The International Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where the International Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government, Government Obligations Fund, the Municipal Bond Fund and the Parkstone Government Income Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such

PROSPECTUS--Investor A Shares                            40
unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities. The remaining Funds may invest in government obligations as permitted by the investment parameters.

The types of U.S. Government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. Government that are available for public investment, which differ only in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations, such as Treasury Receipts issued by the U.S. Treasury and representing either future interest or principal payments, and, except for the Treasury Fund, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Money Market Funds may invest do not include certificates of accrual on treasury securities (CATS) or treasury income growth receipts (TIGRs).

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS

The Bond Fund and the Limited Maturity Bond Fund may invest in guaranteed investment contracts (GICs). When investing in GICs, the Bond Fund and the Limited Maturity Bond Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days notice or less, the GIC is considered an illiquid investment, and, together with other instruments in that Income Fund which are deemed to be illiquid, will not exceed 15% of its total assets. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

                     41                            PROSPECTUS--Investor A Shares

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by First of America or by the Subadvisers, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser or the Subadvisers, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

MEDIUM-GRADE SECURITIES

As described above, the Balanced, Bond, Limited Maturity Bond, Municipal Bond and the Michigan Funds may invest in fixed income securities within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities. These types of fixed income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES

As indicated above, the Government Income Fund intends to invest up to 80% of the value of its total assets and the Balanced Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Prime Obligations Fund and U.S. Government Obligations Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such agencies or instrumentalities include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality. However, the Government Income Fund may invest greater amounts as conditions warrant.

The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics

PROSPECTUS--Investor A Shares                            42
of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by nongovernmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers First of America determines that the securities meet the Government Income Fund's quality standards. Although the

                     43                            PROSPECTUS--Investor A Shares
market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid, if as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Fund) which may be held by the Bond, Limited Maturity Bond, Municipal Bond Fund, Michigan Fund, Prime Obligations, U.S. Government Obligations and Tax-Free Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond and Michigan Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or in the highest rating group assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. The Funds may also purchase Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium Grade Securities" herein.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. No Fund nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

PROSPECTUS--Investor A Shares                            44

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Fund will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in First of America's opinion are illiquid, if as a result, more than 15% of the Tax-Free Income Fund's total assets will be illiquid.

OTHER MUTUAL FUNDS

Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Prime Obligations Fund, the Parkstone U.S. Government Obligations Fund, the Parkstone Tax-Free Fund, the Parkstone Municipal Investor Fund, and the Parkstone Treasury Fund), provided that no more than 10% of the Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in Shares of the money market funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadvisers" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION--Transfer Agency and Fund Accounting Services") will not retain any portion of their usual asset-based service fees from a Fund that are attributable to investments by the Fund in Shares of those money market mutual funds if the fee is being taken in the Fund. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or money market funds of the Group are contained in the Statement of Additional Information.

PRIVATE ACTIVITY BONDS

The Tax-Free Fund may also invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If the Tax-Free Fund invests in private activity bonds which fall outside these categories, Shareholders may become subject to the alternative minimum tax on that part of the Tax-Free Fund's distributions derived from interest on such bonds. The Tax Reform Act generally does not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund and the Municipal Bond Fund" in the Statement of Additional Information.

                     45                            PROSPECTUS--Investor A Shares

PUT AND CALL OPTIONS

Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or the Subadvisers, as the case may be with respect to the International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written. When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced and International Funds, 20% of its net assets.

Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its option transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, the Tax-Free Fund, the Municipal Bond Fund and the Michigan Fund may each acquire "puts" with respect to Municipal Securities or Michigan Municipal Securities, as the case may be, held in its portfolio. Under a put, such a Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Municipal Bond, the Michigan and the Tax-Free Funds will acquire puts solely to either facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Municipal Bond Fund, the Michigan Fund and the Tax-Free Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

PROSPECTUS--Investor A Shares                            46

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or the Subadvisers, as the case may be, deem creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Thus, subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven
(7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% (10% in the case of the Money Market Funds) of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow funds by entering into reverse repurchase agreements and, in the case of the Income and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price

                     47                            PROSPECTUS--Investor A Shares

(including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Funds's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds, with the exception of the Treasury Fund, may each purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous. The Prime Obligations, U.S. Government Obligations and Tax-Free Funds will purchase only Municipal Securities on a when-issued or delayed delivery basis. No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the investment adviser's ability to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage although such transactions represent a form of leveraging.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined in the Statement of Additional Information).

PROSPECTUS--Investor A Shares                            48

None of the Funds, with the exception of the Michigan Fund, may:

     Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Irrespective of the investment restriction above, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES--The Money Market Funds."

The Michigan Fund may not:

     Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that the Funds may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% (10% in the case of the Money Market Funds) of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act rule, order or interpretation thereunder.

3. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

                     49                            PROSPECTUS--Investor A Shares

For purposes only of investment limitation number 1 above, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund.

Each Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

TRUSTEES

Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

The Trustees of the Group are Stephen G. Mintos* (Chairman), George R. Landreth*, Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses, and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. Those Trustees designated with an asterisk (*) are considered to be "interested persons" of the Group as defined in the 1940 Act.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and may receive fees from each of the Funds pursuant to the Investor A Distribution and Shareholder Service Plan described below. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Mintos and Mr. Landreth are employees of BISYS.

INVESTMENT ADVISER AND SUBADVISERS

First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly owned subsidiary of First of America Bank-Michigan, N.A., which is a wholly owned subsidiary of First of America Bank Corporation. First of America Bank Corporation currently has over $25 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1995, First of America managed over $10 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America also acts as investment adviser to the Trust Division of First of America Bank Corporation with respect to an additional $2.3 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Fund, through one or more subadvisers, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

PROSPECTUS--Investor A Shares                            50

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director-Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Christian S. Swantek, Vice President of First of America, is primarily responsible for the day-to-day management of the Tax-Free Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively. Prior to June 1993, Mr. Swantek was a portfolio manager at PNC Investment Management & Research and its various investment management affiliates.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from each of the Equity, Small Capitalization, High Income Equity and Balanced Funds, computed daily and paid monthly, at the annual rate of one percent (1%) of that Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of one and twenty-five hundredths percent (1.25%) of the first $50 Million of the International Fund's average daily net assets, one and twenty hundredths percent (1.20%) of average daily net assets between $50 Million and $100 Million, one and fifteen hundredths percent (1.15%) of average daily net assets between $100 Million and $400 Million and one and five hundredths percent (1.05%) of average daily net assets above $400 Million. For its services in connection with each Income Fund and Tax-Free Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of seventy-four one-hundredths of one percent (.74%) of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, First of America's fee is computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of each Money Market Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream Global Investors, Ltd., 300 Crescent Court, Suite 1605, Dallas, Texas 75201 ("Gulfstream"). Pursuant to the terms of such Sub-Investment Advisory Agreement Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for the day-to-day management of the International Fund's assets, reviews investment performance policies and guidelines and maintains certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing the International Fund to the Group's Board of Trustees. Gulfstream utilizes a team approach to the investment management of the International Fund to ensure a disciplined investment process designed to result in long-term performance consistent with its investment objective. No one person is responsible for the Fund's management. First of America may also render advice with respect to the International Fund's investments in the U.S.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of one-half percent (.50%) of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Fund which are invested in foreign securities, forty-five one hundredths percent (.45%) of such average daily net assets between $50 million and $100 million, forty one hundredths percent (.40%) of such average daily net assets between $100 million and $400 million and thirty one hundredths percent (.30%) of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

                     51                            PROSPECTUS--Investor A Shares

Gulfstream, 300 Crescent Court, Suite 1605, Dallas, Texas 75201, was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, holding a forty nine (49) percent interest in Gulfstream with options which would under certain circumstances permit it to acquire up to a seventy two (72) percent interest. Gulfstream has over $360 million in assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average twenty (20) years of investment experience and nine (9) years of international investment experience. As of January 3, 1994, Gulfstream managed over $300 million in international investment portfolios.

Prior to January 1, 1995, Ivory & Sime International, Inc. ("ISI" and Ivory & Sime plc ("ISplc" together with ISI, "Ivory & Sime") served as subadvisers to the International Fund. The Trustees voted unanimously to terminate this arrangement and replace it with the current subadvisory arrangement with Gulfstream. As required by the 1940 Act, the Shareholders of the International Discovery Fund and the Balanced Fund each approved the appointment of Gulfstream as subadviser, as well as the related Sub-Investment Advisory Agreements, at a meeting held on February 28, 1995.

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 49 percent ownership interest and its possession of options enabling it to acquire up to a 72 percent ownership interest, First of America may be deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP--INVESTMENT ADVISER" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each fund of the Group, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Fund Services Ohio, Inc. are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically, at an annual rate of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Subadministrator First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed five one hundredths of one percent (.05%) of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor Shares and may receive compensation under the Distribution and Shareholder Service Plans described below.

PROSPECTUS--Investor A Shares                            52

EXPENSES

First of America, the Subadvisers and the Administrator each bear all expenses in connection with the performance of its services as investment adviser, subadviser and administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian, Transfer Agent and fund accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor A Shares and the other Classes of Shares of the Funds on the basis of the relative net asset value of each class. The various Classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plans.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the Shareholders of a particular class, including Investor Shares, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as Shareholder reports, prospectuses and proxies to current Shareholders; Blue Sky registration fees incurred by a class of Shares; Securities and Exchange Commission registration fees incurred by a class of Shares; expenses related to administrative personnel and services as required to support the Shareholders of a specific class; litigation or other legal expenses relating solely to one class of Shares; and Trustees' fees incurred as a result of issues relating solely to one class of Shares.

DISTRIBUTION PLAN FOR INVESTOR A SHARES

Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor A Distribution and Shareholder Service Plan (the "Investor A Plan") with respect to the Investor A Shares of each Fund. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor A Shares, for certain expenses that are incurred in connection with Shareholder and distribution services. Payments under the Plan will be calculated daily and paid monthly at an annual rate not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net asset value of Investor A Shares of that Fund. Such amount may be used by BISYS to pay banks and their affiliates (including First of America Bank-Michigan, N.A., and its affiliates), and other institutions, including broker-dealers (a "Participating Organization") for administration, distribution, and/or Shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Investor A Plan, a Participating Organization may include BISYS, its subsidiaries, and its affiliates.

Payments to the Distributor pursuant to the Investor A Plan will be used (i) to compensate Participating Organizations for providing distribution assistance relating to Investor A Shares, (ii) for promotional activities intended to result in the sale of Investor A Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current Shareholders, and (iii) to compensate Participating Organizations for providing Shareholder services with respect to their Customers who are, from time to time, beneficial and record holders of Investor A Shares.

Fees paid pursuant to the Investor A Plan are accrued daily and paid monthly, and are charged as expenses of Investor A Shares of a Fund as accrued.

Pursuant to the Investor A Plan, the Distributor may enter into Rule 12b-1 Agreements with Participating Organizations for providing Shareholder and distribution services to their customers who are the record or

                     53                            PROSPECTUS--Investor A Shares
beneficial owners of Investor A Shares. Such Participating Organizations will be compensated at the annual rate of up to .25% of the average daily net asset value of the Investor A Shares held of record or beneficially by such customers. The Shareholder and distribution services provided by Participating Organizations may include promoting the purchase of Investor A Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor A Shares; providing sub-accounting with respect to Investor A Shares beneficially owned by customers or the information necessary for sub-accounting; responding to inquiries from customers concerning their investment in Investor A Shares; arranging for bank wires; and providing other similar services as may be reasonably requested.

Conflicts of interest restrictions may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor A Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission (the "Commission"), the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor A Shares.

As authorized by the Investor A Plan, BISYS has entered into a Participating Organization Agreement with First of America Securities, Inc., a wholly owned subsidiary of First of America Bank Corporation ("FSI"), pursuant to which FSI has agreed to provide certain Shareholder and distribution services in connection with Investor A Shares of the Funds purchased and held by FSI for the accounts of its customers and Investor A Shares of the Funds purchased and held by customers of FSI directly, including, but not limited to printing and distributing prospectuses to persons other than holders of Investor A Shares of the Funds and printing and distributing advertising and sales literature in connection with the sale of Investor A Shares; answering routine customer questions concerning the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services BISYS has agreed to pay FSI a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which FSI has provided services under this Agreement. BISYS will be compensated by the Funds in an amount equal to its payments to FSI under the Participating Organization Agreement. Such fee may exceed the actual costs incurred by FSI in providing such services.

The Group understands that Participating Organizations may charge fees to their customers who are the owners of Investor A Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with BISYS. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with their Participating Organizations.

The Investor A Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plans.

As required by Rule 12b-1, each Plan was approved by the Trustees of the Group, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plan ("Independent Trustees"). The Plans continue in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Plans may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the class of Shares subject thereto. Any change in the Plans that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plans may be amended by the Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the

PROSPECTUS--Investor A Shares                            54
amendment. As long as any Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. FSI believes that it may provide the distribution and shareholder services contemplated by its Participating Organization Agreements with BISYS and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America or FSI could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP--Glass-Steagall Act") for further discussion.

HOW TO BUY INVESTOR A SHARES

Investor A Shares of each Fund are continuously offered and may be purchased directly either by mail, by telephone, or by wire. Investor A Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor A Shares, plus any applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

BY MAIL

To purchase Investor A Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:

                          The Parkstone Group of Funds
                                  Dept. L-1270
                              Columbus, Ohio 43260

An Account Application Form can be obtained by calling the Group at (800) 451-8377.

BY TELEPHONE OR BY WIRE

To purchase Investor A Shares of any of the Funds by telephone or by wire, your Account Application Form must have been previously received by the Distributor. To place an order by telephone or by wire call the Group's toll-free number
(800) 451-8377. Payment for such Investor A Shares ordered by telephone may be made by check and must be received by the Group's custodian within seven calendar days of the telephone order. If payment for such Investor A Shares is not received within seven days, or if a check timely received does not clear, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor A Shares by wire, contact the Distributor for wire instructions.

OTHER INFORMATION REGARDING PURCHASES

Investor A Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by First of America Bank Corporation or one of its affiliates. Investor A Shares of the Funds sold to First of America Bank Corporation or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity

                     55                            PROSPECTUS--Investor A Shares
on behalf of Customers will normally be held of record by First of America Bank Corporation or the affiliate. With respect to such Investor A Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor A Shares of the Funds will be recorded by First of America Bank Corporation or one of its affiliates and reflected in the account statements provided to Customers. First of America Bank Corporation or one of its affiliates may exercise voting authority for those Investor A Shares for which it has been granted authority by the Customer.

Investor A Shares of the Funds are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order to purchase Shares plus any applicable sales charge as described below. Purchases of Investor A Shares in any of the Funds will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of the Funds. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Investor A Shares of the Money Market Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. Investor A Shares of the Money Market Funds continue to earn dividends through the day before their redemption.

An order to purchase Investor A Shares of the Money Market Funds will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Group's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase any of the Money Market Funds which is transmitted by federal funds wire will be available the same day for investment by the Group's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Investor A Shares of the Money Market Funds.

The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact First of America Bank Corporation at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor A Shares of any Shareholder if, because of redemptions of Investor A Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Investor A Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor A Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor A Shares. Before the Group exercises its right to redeem such Investor A Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Investor A Shares in the Shareholder's account is less than the minimum amount and will be allowed 60 days to make an additional investment in the appropriate Fund in an amount which will increase the value of the account to at least $1,000.

Depending upon the terms of a particular Customer account, First of America Bank Corporation or one of its affiliates may charge a Customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from First of America Bank Corporation or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of its Shares in whole or in part.

Every Shareholder will receive a confirmation of each new transaction in the Shareholder's account, which will also show the total number of Investor A Shares of the respective Fund of the Group owned by the Shareholder. Confirmation of purchases and redemptions of Investor A Shares of the Funds by First of America Bank Corporation or one of its affiliates on behalf of a Customer may be obtained from First of

PROSPECTUS--Investor A Shares                            56

America Bank Corporation or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor A Shares of the Funds will not be issued.

AUTO INVEST PLAN

The Parkstone Group of Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Investor A Shares through automatic deduction from their bank accounts. With Shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "VALUATION OF SHARES" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application or a supplemental Auto Invest application that can be acquired by calling the Group at (800) 451-8377. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group, c/o The Parkstone Group of Funds, 3435 Stelzer Road, Columbus, Ohio 43219 and may take up to 15 days to implement.

SALES CHARGES

The public offering price of Investor A Shares of the Funds equals net asset value plus the applicable sales charge. BISYS receives this sales charge as Distributor and may reallow it as dealer discounts and brokerage commissions as follows:

GROWTH FUNDS

GROWTH AND INCOME FUNDS

                                                                    SALES                         DEALER DISCOUNTS
                                                                    CHARGE          SALES          AND BROKERAGE
                                                                   AS % OF        CHARGE AS        COMMISSIONS AS
                   AMOUNT OF TRANSACTION AT                       NET AMOUNT     % OF PUBLIC        % OF PUBLIC
                     PUBLIC OFFERING PRICE                         INVESTED     OFFERING PRICE     OFFERING PRICE
                     --------------------                         ---------      -----------       -------------
Less than $50,000..............................................      4.71%           4.50%              4.00%
$50,000 but less than $100,000.................................      4.17            4.00               3.50
$100,000 but less than $250,000................................      3.09            3.00               2.50
$250,000 but less than $500,000................................      2.04            2.00               1.50
$500,000 but less than $1,000,000..............................      1.01            1.00               1.00
$1,000,000 or more.............................................      0.00            0.00               0.00

INCOME FUNDS

TAX-FREE INCOME FUNDS

                                                                    SALES                         DEALER DISCOUNTS
                                                                    CHARGE          SALES          AND BROKERAGE
                                                                   AS % OF        CHARGE AS        COMMISSIONS AS
                   AMOUNT OF TRANSACTION AT                       NET AMOUNT     % OF PUBLIC        % OF PUBLIC
                     PUBLIC OFFERING PRICE                         INVESTED     OFFERING PRICE     OFFERING PRICE
                     --------------------                         ---------      -----------       -------------
Less than $50,000..............................................      4.17%           4.00%              3.75%
$50,000 but less than $100,000.................................      3.63            3.50               3.25
$100,000 but less than $250,000................................      3.09            3.00               2.50
$250,000 but less than $500,000................................      2.04            2.00               1.50
$500,000 but less than $1,000,000..............................      1.01            1.00               1.00
$1,000,000 or more.............................................      0.00            0.00               0.00

                     57                            PROSPECTUS--Investor A Shares

IN GENERAL

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Plans, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The Dealer Discounts and Brokerage Commissions schedule above applies to all dealers who have agreements with the Distributor except FSI, to which the Distributor reallows all of the sales charge on the Shares sold by FSI. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of Shares of any of the Funds and other Funds of the Group. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers, including FSI, in connection with their sales of Shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

REDUCED SALES CHARGES

SALES CHARGE WAIVERS

The Distributor may waive sales charges for the purchase of Investor A Shares of a Fund by or on behalf of (1) employees and retired employees (including spouses, children and parents of employees and retired employees) of First of America Bank Corporation, BISYS and any affiliates thereof, (2) Trustees of the Group, (3) directors and retired directors (including spouses and children of directors and retired directors) of First of America Bank Corporation and any affiliate thereof, (4) employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into an agreement to sell shares of the Funds, (5) orders placed on behalf of other investment companies distributed by the Distributor and (6) qualified orders placed by broker-dealers and investment advisers for the account of customers who participate in a fee-based program for the investment of customer funds in various mutual funds. In addition, the Distributor may waive sales charges for the purchase of a Fund's Investor A Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund (including the Investor A Shares of the other non-money market Funds of the Group, but excluding the Investor B and Investor C Shares of such Funds). The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

The Distributor may also waive sales charges for the purchase of Investor A Shares of a Fund by employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Internal Revenue Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by the Distributor. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent thirteen-month period in the Funds or the Investor A Shares of the other Funds of the Group totals at least $1,000,000.00.

PROSPECTUS--Investor A Shares                            58

Participating Organizations through which employee benefit plans purchase Investor A Shares may be compensated by the Distributor under the Investor A Plan.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Investor A Shares of a Fund and of one or more of the other Funds of the Group sold with a sales charge. For example, if a shareholder concurrently purchases Investor A Shares in one of the other Funds of the Group sold with a sales charge at the total public offering price of $25,000 and Investor A Shares in a Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTERS OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Investor A Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Investor A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Investor A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her initial purchase(s) of Shares at the end of the 13-month period the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Investor A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Investor A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Investor A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Investor A Shares, whether paid in cash or reinvested in additional Investor A Shares, are not subject to escrow. The escrowed Investor A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased, along with any purchases made during the 90 days prior to the date such investor signs the Letter of Intent, at the applicable public offering price at the end of the 13-month period. The difference in sales charge will be used to purchase additional Investor A Shares of such Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

For further information about Letters of Intent, interested investors should contact the Group at (800) 451-8377. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice.

RIGHTS OF ACCUMULATION

Pursuant to the right of accumulation, investors are permitted to purchase Investor A Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Investor A

                     59                            PROSPECTUS--Investor A Shares

Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Investor A Shares of all of the Funds of the Group sold with a sales charge. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

DIRECTED DIVIDEND OPTION

A Shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRA's.

EXCHANGE PRIVILEGE

The exchange privilege enables Shareholders of Investor A Shares to acquire Investor A Shares that are offered by another fund of the Group with a different investment objective. This exchange privilege does not apply to other classes of Shares of a Fund. For example, holders of a Fund's Investor B Shares may not exchange their Shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their Shares for Investor B Shares.

Holders of Investor A Shares of one of the Group's Funds (including Investor A Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any of the Group's other Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized.

An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes. A Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund of the Group in which the Shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR A SHARES--By Telephone" below.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor A Shares of the Funds are available to Shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income

PROSPECTUS--Investor A Shares                            60
exceeds certain limits. Existing IRA's and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRA's on behalf of all eligible employees.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR-SEP/IRA")

A Parkstone SAR-SEP/IRA offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary reduction contributions.

All Parkstone IRA distribution requests must be made in writing to BISYS Ohio. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.

For more information on any of the Parkstone IRA's or other retirement plan options available (401(k) Defined Contribution Plans, 403(b)(7) Defined Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax adviser on Parkstone IRA contribution and withdrawal requirements and restrictions.

HOW TO REDEEM YOUR INVESTOR A SHARES

Shareholders may redeem their Investor A Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: BISYS Fund Services Ohio, Inc., c/o The Parkstone Group of Funds, Department L-1270, Columbus, Ohio 43260-1270. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor A Shares may be redeemed by telephone if the Account Application Form reflects that the Shareholder has that capability. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day. Electronic payment requests may be made by the Shareholder by telephone to the Group at (800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.

                     61                            PROSPECTUS--Investor A Shares

The Group's Account Application Form provides that none of BISYS, the Transfer Agent, the Group or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, Shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the Shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Investor A Shares. With Shareholder authorization, the Transfer Agent will automatically redeem such Investor Shares at the net asset value on the fifteenth day of the month or quarter (or the next Business Day thereafter) and have the amount specified transferred according to the written instructions of the Shareholder. Shareholders participating in this Plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a Shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, Shareholders should call (800) 451-8377 for more information. Purchases of additional Investor Shares concurrently with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a Customer's Investor A Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at First of America Bank Corporation or one of its affiliates.

All redemption orders are effected at the net asset value per share next determined after the Investor Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor Shares in the Funds, less any applicable contingent deferred sales charge, may be more or less than the amount invested. Payment to Shareholders for such Investor Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from Shareholders for next day payments upon redemption of Investor Shares will be honored if received by the Transfer Agent before the last Valuation Time on a Business Day or, if received after the last Valuation Time, within two Business Days, unless it would be disadvantageous to that Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Group may be requested to redeem Investor A Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market

PROSPECTUS--Investor A Shares                            62
value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the right of redemption may be suspended.

HOW SHARES ARE VALUED

The net asset value of each class of Shares of the Funds, with the exception of the Money Market Funds, is determined and their Shares are priced as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
Time) on each Business Day (the "Valuation Time"). The net asset value of each class of Shares of Money Market Funds is determined and their Shares are priced as of noon and as of the close of trading on the New York Stock Exchange on each Business Day (the "Valuation Time"). A "Business Day" is a day on which the New York Stock Exchange is open for trading and the Federal Reserve Bank of Chicago, and any other day (other than a day on which no Shares are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in its portfolio instruments that its net asset value per share might be materially affected. Currently, the New York Stock Exchange or the Federal Reserve Bank of Chicago will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding Shares of such class.

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL

Net income is declared monthly as a dividend to Shareholders at the close of business on the day of declaration and is generally paid monthly. Distributable net realized capital gains are distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares at net asset value as of the date of declaration, unless the Shareholder elects to receive dividends or distributions in cash or elects to participate in the Parkstone Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor A Plan. Each Fund's net investment income available for distribution to the holders of Investor A Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor A Shares.

                     63                            PROSPECTUS--Investor A Shares

Each of the Funds of the Group is treated as a separate entity for Federal income tax purposes, intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of its shareholders and intends to distribute all of its net income and capital gains so that it is not required to pay Federal income taxes on amounts so distributed to shareholders.

To avoid Federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a nondeductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. Finally, in order to permit the Municipal Bond Fund and the Michigan Fund each to distribute exempt-interest dividends which Shareholders may exclude from their gross taxable income for federal income tax purposes, at least 50% of such Fund's total assets must consist of obligations the interest on which is exempt from federal income tax as of the close of each fiscal quarter of such Fund.

A Shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A Shareholder will not be able to take the dividends-received deduction unless that Shareholder holds the Shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held Shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

Taxes may be imposed on the Funds, particularly the Balanced and International Funds, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its Shareholders. In this case, Shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular Shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to its Shareholders each year the amount, if any, of foreign taxes per share that it has elected to have treated as paid by its Shareholders.

Shareholders will be advised at least annually as to the Federal income tax consequences of distributions made during the year.

THE MUNICIPAL BOND FUND, THE MICHIGAN FUND AND THE TAX-FREE FUND (THE "EXEMPT FUNDS")

Dividends derived from exempt-interest income may be treated by an Exempt Fund's Shareholders as items of interest excludable from their gross income. However, such dividends may be taxable to Shareholders of the Municipal Bond Fund and the Tax-Free Fund under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt-interest income, expenses of the Exempt Fund are allocated to gross tax-exempt interest income in the

PROSPECTUS--Investor A Shares                            64
proportion that the gross amount of such interest income bears to the Exempt Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.) Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if an Exempt Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Exempt Funds will not be eligible for the dividends received deduction for corporations.

Under the Code, if a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend, although the Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus. In addition, dividends attributable to interest on certain private activity bonds may have to be included in Shareholders' income for purposes of calculating alternative minimum tax. See "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Fund" in the Statement of Additional Information for more information regarding the federal alternative minimum tax.

To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax. A Shareholder should consult his or her own tax adviser for any special advice.

Distributions by the Michigan Fund to holders of Shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a Shareholder of the Michigan Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Fund may represent taxable income. Investments held in the Michigan Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short term capital gains, if any, are taxable as ordinary income, whether received in cash or additional Shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional Shares by the Michigan Fund to a Michigan single business taxpayer

                     65                            PROSPECTUS--Investor A Shares
attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities are includable in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional Shares by the Michigan Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. Securities. Taxable long-term capital gains distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a Shareholder has held the Shares, except that such distributions reinvested in Shares of the Michigan Fund are exempt from the Michigan intangible personal property tax.

U.S. GOVERNMENT OBLIGATIONS FUND, PRIME OBLIGATIONS FUND AND TREASURY FUND

Since all of the net investment income of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations. The U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their Shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the Federal income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of Shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of Shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of Shares will be computed by dividing a class of Shares' net investment income per share earned during a recent one-month period by that class of Shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of Shares in supplemental sales literature which is accompanied or preceded by a prospectus and in Shareholder reports. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor A Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of Shares of the Funds, the net yield and total return on Investor A Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected,

PROSPECTUS--Investor A Shares                            66
at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of Shares or Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION--Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by First of America Bank Corporation or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed below, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP

The Group was organized as a Massachusetts business trust in 1987 and currently offers fifteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the four Money Market Funds of the Group are offered in two separate classes: Investor A Shares and Institutional Shares. Each Share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares are without par value.

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, Shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor A Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor A Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request

                     67                            PROSPECTUS--Investor A Shares
therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of June 30, 1995, First of America Bank Corporation, through its wholly owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the Shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Investor A Shares, the Group also offers Investor B, Investor C and Institutional Shares of the Funds under an exemptive order granted by the Commission. A salesperson or other person entitled to receive compensation for selling or servicing the Shares may receive different compensation with respect to one particular class of Shares over another in the same Fund. The amount of dividends payable with respect to other Classes of Shares will differ from dividends on Investor A Shares as a result of the Investor A Plan fees applicable to Investor A Shares and because Investor A Shares may bear different retail transfer agency expenses. For further details regarding these other Classes of Shares, call the Group at (800) 451-8377.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Fund Services Ohio, Inc., formerly known as The Winsbury Service Corporation, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Fund Services Ohio, Inc. is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. and BISYS are both owned by The BISYS Group, Inc.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

PROSPECTUS--Investor A Shares                            68

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS
INVESTOR A SHARES
INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan 49007
SUB-INVESTMENT ADVISER (INTERNATIONAL AND BALANCED FUNDS)
Gulfstream Global Investors, Ltd.
Suite 1605
300 Crescent Court
Dallas, Texas 75201
DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219
CUSTODIAN
The Bank of California, N.A.
400 California Street
San Francisco, California 94145
LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 E. Michigan Avenue
Kalamazoo, Michigan 49007

--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                               INVESTOR B SHARES
--------------------------------------------------------------------------------

                                  GROWTH FUNDS
                             PARKSTONE EQUITY FUND
                      PARKSTONE SMALL CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                            GROWTH AND INCOME FUNDS
                            PARKSTONE BALANCED FUND
                       PARKSTONE HIGH INCOME EQUITY FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND

                             TAX-FREE INCOME FUNDS
                         PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                       Prospectus dated October 13, 1995

                                  PARKSTONE
                                 MUTUAL FUNDS
                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS

INVESTOR B SHARES                              PROSPECTUS DATED OCTOBER 13, 1995

GROWTH FUNDS                                     For more information call:
Parkstone Equity Fund                            (800) 451-8377
Parkstone Small Capitalization Fund              or write to:
Parkstone International Discovery Fund           3435 Stelzer Road
                                                 Columbus, Ohio 43219
GROWTH AND INCOME FUNDS
Parkstone Balanced Fund
Parkstone High Income Equity Fund                THESE SECURITIES HAVE NOT
                                                 BEEN APPROVED OR
INCOME FUNDS                                     DISAPPROVED BY THE
Parkstone Bond Fund                              SECURITIES AND EXCHANGE
Parkstone Limited Maturity Bond Fund             COMMISSION OR ANY STATE
Parkstone Intermediate Government Obligations    SECURITIES COMMISSION NOR
  Fund                                           HAS THE COMMISSION OR ANY
Parkstone U.S. Government Income Fund            STATE SECURITIES COMMISSION
                                                 PASSED UPON THE ACCURACY OR
TAX-FREE INCOME FUNDS                            ADEQUACY OF THIS
Parkstone Municipal Bond Fund                    PROSPECTUS. ANY
Parkstone Michigan Municipal Bond Fund           REPRESENTATION TO THE
                                                 CONTRARY IS A CRIMINAL
                                                 OFFENSE

The Funds listed above are each of the eleven currently-offered series of The Parkstone Group of Funds (the "Group") which offer Investor B Shares. This Prospectus explains concisely what you should know before investing in the Investor B Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in the October 13, 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

                                                   PROSPECTUS--Investor B Shares

TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
Prospectus Summary...........................................................     4
Fee Tables...................................................................     8
Financial Highlights.........................................................    11
Investment Objectives and Policies...........................................    26
Risk Factors and Investment Techniques.......................................    37
Investment Restrictions......................................................    48
Management of the Funds......................................................    49
How To Buy Investor B Shares.................................................    54
Sales Charges................................................................    56
Contingent Deferred Sales Charge.............................................    57
Directed Dividend Option.....................................................    58
Exchange Privilege...........................................................    58
Factors To Consider When Selecting Investor B Shares.........................    58
Conversion Feature...........................................................    59
Parkstone Individual Retirement Accounts.....................................    59
How To Redeem Your Investor B Shares.........................................    60
How Shares Are Valued........................................................    62
Dividends and Taxes..........................................................    62
Performance Information......................................................    65
Fundata(R)...................................................................    66
General Information..........................................................    66

PROSPECTUS--Investor B Shares          2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.

                                                                  INVESTMENT
                                                   FINANCIAL      OBJECTIVES         RISK FACTORS AND
                       FUND                        HIGHLIGHTS    AND POLICIES     INVESTMENT TECHNIQUES
  Equity Fund                                          11              27                   28
  Small Capitalization Fund                            12              27                   28
  International Discovery Fund                         12              28                   29
  Balanced Fund                                        13              29                   30
  High Income Equity Fund                              13              30                   31
  Bond Fund                                            14              31                   33
  Limited Maturity Bond Fund                           14              31                   33
  Intermediate Government Obligations Fund             15              33                   34
  Government Income Fund                               15              34                   35
  Municipal Bond Fund                                  16              35                   37
  Michigan Municipal Bond Fund                         16              35                   37

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public fifteen separate investment portfolios, fourteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Investor B Shares of the following Funds:

       Parkstone Equity Fund (the "Equity Fund")
       Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Fund (the "Balanced Fund")
       Parkstone High Income Equity Fund (the "High Income Equity Fund") Parkstone Bond Fund (the "Bond Fund")
       Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate Government Obligations Fund")
       Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
       Parkstone Michigan Municipal Bond Fund (the "Michigan Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Equity, Small Capitalization and International Funds are collectively referred to as the "Growth Funds". The Balanced and High Income Equity Funds are collectively referred to as the "Growth and Income Funds". The Bond, Limited Maturity Bond, Intermediate Government Obligations and Government Income Funds are collectively referred to as the Income Funds. Finally, the Municipal Bond and Michigan Funds are collectively referred to as "Tax-Free Income Funds".

The Trustees of the Group have divided each of the Funds beneficial ownership into an unlimited number of transferable units called shares (the "Shares"). Each Fund of the Group offers multiple classes of

                                       3           PROSPECTUS--Investor B Shares

Shares. This Prospectus describes one class of Shares of each Fund-Institutional Shares. Interested persons who wish to obtain a copy of the Prospectus of the other Classes of Shares of the Funds or a copy of the Group's most recent annual report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International and Balanced Funds for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or "Subadviser").

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor B Shares of the following funds of the
Group:

      GROWTH FUNDS
       Equity Fund
       Small Capitalization Fund
       International Fund
       GROWTH AND INCOME FUNDS
       Balanced Fund
       High Income Equity Fund
       INCOME FUNDS
       Bond Fund
       Limited Maturity Bond Fund
       Intermediate Government Obligations Fund
       Government Income Fund
       TAX-FREE INCOME FUNDS
       Municipal Bond Fund
       Michigan Fund

These Funds represent eleven separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust (the "Group") which is registered as an open-end, management investment company.

Offering Price and Sales Charges

The public offering price of Investor B Shares of each Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge of up to 4.00% when Investor B Shares are redeemed within four years of purchase.

Minimum Purchase

$1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein, although such investors are subject to a $50 minimum for each subsequent investment in such Fund. Investor B Shares must be purchased in amounts less than $250,000.

PROSPECTUS--Investor B Shares          4

Investment Objectives

             FUND                               INVESTMENT OBJECTIVE
  Equity Fund                  seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks
  Small Capitalization Fund    seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks of small to medium-sized
                               companies
  International Fund           seeks the long-term growth of capital
  Balanced Fund                seeks current income, long-term capital growth and
                               conservation of capital
  High Income Equity Fund      primarily seeks current income by investing in a
                               diversified portfolio of high quality, dividend-paying
                               stocks and securities convertible into common stocks; a
                               secondary objective is growth of capital
  Bond Fund                    seeks to provide current income and preservation of
                               capital by investing in a portfolio of high and medium
                               grade fixed-income securities
  Limited Maturity Bond Fund   seeks to provide current income and preservation of
                               capital by investing in a portfolio of high and
                               medium-grade fixed income securities, with remaining
                               maturities of six years or less
  Intermediate Government      seeks to provide current income with preservation of
  Obligations Fund             capital by investing in a diversified portfolio of U.S.
                               Government securities with remaining maturities of
                               twelve years or less
  Government Income Fund       seeks to provide shareholders with a high level of
                               current income consistent with prudent investment risk
  Municipal Bond Fund          seeks to provide current interest income which is
                               exempt from federal income taxes as well as
                               preservation of capital
  Michigan Fund                seeks income which is exempt from federal income tax
                               and Michigan state income and intangibles tax, although
                               such income may be subject to the federal alternative
                               minimum tax when received by certain shareholders; also
                               seeks preservation of capital

                                       5           PROSPECTUS--Investor B Shares

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:

             FUND                                 INVESTMENT POLICY
  Equity Fund                  at least 80% of their total assets in common stocks,
                               and securities convertible into common stocks, of
                               companies believed by the investment adviser to be
                               characterized by sound management and the ability to
                               finance expected growth
  Small Capitalization Fund    at least 80% of their total assets in common stocks,
                               and securities convertible into common stocks, of small
                               to medium-sized companies believed by the investment
                               adviser to be characterized by sound management and the
                               ability to finance expected growth
  International Fund           at least 65% of its total assets in an internationally
                               diversified portfolio of equity securities which trade
                               on markets in countries other than the United States
                               and which are issued by companies (i) domiciled in
                               countries other than the United States, or (ii) that
                               derive at least 50% of either their revenues or pre-tax
                               income from activities outside of the United States,
                               and (iii) which are ranked as small- or medium-sized
                               companies on the basis of their capitalization
  Balanced Fund                in any type or class of securities, including all types
                               of common stocks, fixed income securities and
                               securities convertible into common stocks. At least 25%
                               of the value of the Fund's total assets will be
                               invested in fixed income senior securities and up to
                               15% of the Fund's total assets may be invested in
                               foreign securities
  High Income Equity Fund      at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed by the investment adviser to be characterized
                               by sound management, the ability to finance expected
                               growth and the ability to pay above average dividends
  Bond Fund                    at least 80% of its total assets in bonds, debentures
                               and certain other debt securities specified herein
  Limited Maturity Bond Fund   at least 80% of the value of its total assets in bonds,
                               debentures and certain other debt securities specified
                               herein with remaining maturities of six years or less
  Intermediate Government      at least 80% of its total assets in obligations issued
  Obligations Fund             or guaranteed by the U.S. Government or its agencies or
                               instrumentalities and with remaining maturities of
                               twelve years or less
  Government Income Fund       at least 65% of its total assets in obligations issued
                               or guaranteed by the U.S. Government or its agencies or
                               instrumentalities; under current market conditions; up
                               to 80% of its total assets in mortgage-related
                               securities, which are issued or guaranteed by the U.S.
                               Government, its agencies and instrumentalities and by
                               nongovernmental entities, or greater amounts as
                               conditions warrant
  Municipal Bond Fund          at least 80% of its total assets in tax-exempt
                               obligations

PROSPECTUS--Investor B Shares          6

             FUND                                 INVESTMENT POLICY
  Michigan Fund                at least 80% of its total assets in debt securities of
                               all types; at least 65% of the net assets will be
                               invested in municipal securities issued by or on behalf
                               of the State of Michigan, its political subdivisions,
                               municipalities and public authorities

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks (see "RISK FACTORS AND INVESTMENT TECHNIQUES").

Investment Adviser

First of America Investment Corporation ("First of America") serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Fund, Gulfstream Global Investors, Ltd. ("Gulfstream") or "Subadviser" serves as subadviser.

Dividends and Capital Gains

Dividends from net income are declared and paid monthly. Net realized capital gains are distributed at least annually.

Distributor

BISYS Fund Services, formerly known as The Winsbury Company, ("BISYS") a partnership owned by The BISYS Group, Inc.

Transfer Agent

BISYS Fund Services Ohio, Inc., formerly known as The Winsbury Service Corporation (the "Transfer Agent"), a subsidiary of The BISYS Group, Inc.

                                       7           PROSPECTUS--Investor B Shares

FEE TABLES (INVESTOR B SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price).................    None
Sales Charge on Reinvested Distributions.....................................    None
Maximum Deferred Sales Charge on Redemptions(1)..............................   4.00%
Redemption Fees(2)...........................................................    None
Exchange Fees................................................................    None

------------
(1) A Contingent Deferred Sales Load is charged only with respect to Investor B Shares redeemed within four years of the date of purchase. (See "CONTINGENT DEFERRED SALES CHARGE" herein.)

(2) Although no such fee currently is in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*

                                                                                           TOTAL
                                                      MANAGEMENT    12B-1     OTHER      OPERATING
                                                         FEES       FEES(1)  EXPENSES    EXPENSES
                                                      ----------    -----    -------      -------
GROWTH FUNDS:
Equity Fund........................................      1.00%      1.00%      0.29%       2.29%
Small Capitalization Fund..........................      1.00%      1.00%      0.32%       2.32%
International Fund.................................      1.17%      1.00%      0.40%       2.57%
GROWTH AND INCOME FUNDS:
Balanced Fund......................................      0.75%      1.00%      0.50%       2.25%
High Income Equity Fund............................      1.00%      1.00%      0.32%       2.32%
INCOME FUNDS:
Bond Fund..........................................      0.70%      1.00%      0.33%       2.03%
Limited Maturity Bond Fund.........................      0.55%      1.00%      0.30%       1.85%
Intermediate Government Obligations Fund...........      0.70%      1.00%      0.36%       2.06%
Government Income Fund.............................      0.45%      1.00%      0.38%       1.83%
TAX-FREE INCOME FUNDS:
Municipal Bond Fund................................      0.55%      1.00%      0.25%       1.80%
Michigan Fund......................................      0.55%      1.00%      0.23%       1.78%

------------
* after expense reductions

(1) Pursuant to the Investor B Distribution and Shareholder Service Plan, each Fund is authorized to make payments under such Plan of up to an annual rate of 1.00% of the average daily net asset value of such Fund's Investor B Shares.

Absent the voluntary reduction of advisory fees and Other Expenses, Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Balanced Fund would have been 1.00%, 1.00% and 2.75%, respectively. Absent the voluntary reduction of administration fees and advisory fees, Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund would have been .74%, .63% and 2.37%, respectively. For the Limited Maturity Bond Fund they would have been .74%, .60% and 2.34%, respectively. For the Intermediate Government Obligations Fund they would have been .74%, .66% and 2.40%, respectively. For the Government Income Fund they are estimated to be .74%, .68% and 2.42%, respectively. For the Municipal Bond Fund they would have been .74%, .60% and 2.34%, respectively. For the Michigan Fund they would have been .74%, .58% and 2.32%, respectively. Absent the voluntary reduction of Other Expenses, Other Expenses and Total Expenses for the Equity Fund would have been .54% and 2.54%, respectively. For the Small Capitalization Fund they would have been .57% and 2.57%, respectively. For the High Income Equity Fund they would

PROSPECTUS--Investor B Shares          8
have been .57% and 2.57%, respectively. (See "MANAGEMENT OF THE
FUNDS--Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")

EXPENSE EXAMPLES

You would pay the following expenses on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                   ---       ----       ----        ----
GROWTH FUNDS:
Equity Fund....................................................    $ 63      $ 102      $ 123      $  263
International Fund.............................................    $ 66      $ 110      $ 137      $  290
Small Capitalization Fund......................................    $ 64      $ 102      $ 124      $  266
GROWTH AND INCOME FUNDS:
Balanced Fund..................................................    $ 63      $ 100      $ 120      $  258
High Income Equity Fund........................................    $ 64      $ 102      $ 124      $  266
INCOME FUNDS:
Bond Fund......................................................    $ 61      $  94      $ 109      $  236
Limited Maturity Bond Fund.....................................    $ 59      $  98      $ 100      $  215
Intermediate Government Obligations Fund.......................    $ 61      $  99      $ 111      $  237
Government Income Fund.........................................    $ 59      $  88      $  99      $  215
TAX-FREE INCOME FUNDS:
Municipal Bond Fund............................................    $ 58      $  87      $  97      $  212
Michigan Fund..................................................    $ 58      $  86      $  96      $  209

You would pay the following expenses on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                   ---       ----       ----        ----
GROWTH FUNDS:
Equity Fund....................................................    $ 23      $  72      $ 123      $  263
International Fund.............................................    $ 26      $  80      $ 137      $  290
Small Capitalization Fund......................................    $ 24      $  72      $ 124      $  266
GROWTH AND INCOME FUNDS:
Balanced Fund..................................................    $ 23      $  70      $ 120      $  258
High Income Equity Fund........................................    $ 24      $  72      $ 124      $  266
INCOME FUNDS:
Bond Fund......................................................    $ 21      $  64      $ 109      $  236
Limited Maturity Bond Fund.....................................    $ 19      $  58      $ 100      $  215
Intermediate Government Obligations Fund.......................    $ 21      $  65      $ 111      $  237
Government Income Fund.........................................    $ 19      $  58      $  99      $  215
TAX-FREE INCOME FUNDS:
Municipal Bond Fund............................................    $ 18      $  57      $  97      $  212
Michigan Fund..................................................    $ 18      $  56      $  96      $  209

The information set forth in the foregoing Fee Tables and examples relates only to Investor B Shares of the Funds. Each of the Funds also may offer other classes of Shares. The other classes of Shares of the Funds are subject to the same expenses except that the sales charges and level of Rule 12b-1 fees paid by holders of the different classes will differ.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of

                                       9           PROSPECTUS--Investor B Shares

Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor B Distribution and Shareholder Service Plan to a certain percent of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor B Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may have invested in Investor B Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor B Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

PROSPECTUS--Investor B Shares          10

FINANCIAL HIGHLIGHTS

The table below sets forth certain information concerning the investment results of the Investor B Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1995 Annual Report to Shareholders.

The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P. (Limited Liability Partnership), independent accountants for the Group, whose report thereon is included in the Annual Report.

Also included for the information of Shareholders is information concerning the investment results of the Investor A Shares of the Group. This information is made available to allow Shareholders to evaluate the Investor A Shares into which the Investor B Shares will convert. See "CONVERSION FEATURE" below. With respect to the financial information regarding the Investor A Shares, on March 31, 1993, the Shareholders of all of the then-outstanding Funds of the Group approved the reclassification of such Fund's outstanding Shares into Investor A Shares and Institutional Shares. The financial information provided below with respect to the Investor A Shares and in the Annual Report include periods prior to such reclassification.

EQUITY FUND - INVESTOR B SHARES

                                                                                            FEBRUARY 4, 1994
                                                                           YEAR ENDED              TO
                                                                          JUNE 30, 1995     JUNE 30, 1994(F)
                                                                           -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................       $14.63             $16.66
                                                                           ---------        -----------
Investment Activities
    Net investment income (loss).......................................        (0.11)             (0.05)
    Net realized and unrealized gain (loss) on investments.............         3.30              (1.98)
                                                                              ------         ----------
         Total from Investment Activities..............................         3.19              (2.03)
                                                                              ------         ----------
Distributions
    Net investment income..............................................
    Net realized gains.................................................        (0.48)
    In excess of net realized gains....................................        (0.99)
                                                                            --------        -----------
         Total Distributions...........................................        (1.47)
                                                                            --------        -----------
NET ASSET VALUE, END OF PERIOD.........................................       $16.35             $14.63
                                                                           ---------        -----------
                                                                           ---------        -----------
Total Return (excluding sales and redemption charges)..................        23.88%            (12.18)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..................................       $6,073             $1,616
    Ratio of expenses to average net assets............................         2.29%              2.30%(c)
    Ratio of net investment income to average net assets...............        (1.61)%            (1.57)%(c)
    Ratio of expenses to average net assets*...........................         2.54%              2.56%(c)
    Ratio of net investment income to average net assets*..............        (1.87)%            (1.83)%(c)
    Portfolio turnover.................................................        46.39%(d)          70.87%(d)

                                       11          PROSPECTUS--Investor B Shares

SMALL CAPITALIZATION FUND - INVESTOR B SHARES

                                                                                           FEBRUARY 4, 1994
                                                                          YEAR ENDED              TO
                                                                         JUNE 30, 1995     JUNE 30, 1994(F)
                                                                          -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................       $19.83             $22.71
                                                                          ---------        -----------
Investment Activities
    Net investment income (loss)......................................        (0.19)             (0.09)
    Net realized and unrealized gain (loss) on investments............         8.30              (2.79)
                                                                             ------         ----------
         Total from Investment Activities.............................         8.11              (2.88)
                                                                             ------         ----------
Distributions
    Net investment income.............................................
    Net realized gains................................................        (2.15)
                                                                           --------        -----------
         Total Distributions..........................................        (2.15)
                                                                           --------        -----------
NET ASSET VALUE, END OF PERIOD........................................       $25.79             $19.83
                                                                          ---------        -----------
                                                                          ---------        -----------
Total Return (excluding sales and redemption charges).................        43.87%            (12.68)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000).................................       $9,990             $2,130
    Ratio of expenses to average net assets...........................         2.32%              2.35%(c)
    Ratio of net investment income to average net assets..............        (2.03)%            (2.19)%(c)
    Ratio of expenses to average net assets*..........................         2.55%              2.61%(c)
    Ratio of net investment income to average net assets*.............        (2.26)%            (2.45)%(c)
    Portfolio turnover................................................        50.53%(d)          72.64%(d)

INTERNATIONAL DISCOVERY FUND - INVESTOR B SHARES

                                                                                           FEBRUARY 4, 1994
                                                                          YEAR ENDED              TO
                                                                         JUNE 30, 1995     JUNE 30, 1994(F)
                                                                          -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................       $13.21             $14.12
                                                                          ---------        -----------
Investment Activities
    Net investment income (loss)......................................        (0.04)             (0.01)
    Net realized and unrealized gain (loss) on investments and foreign
      currency transactions...........................................        (0.40)             (0.90)
                                                                           --------         ----------
         Total from Investment Activities.............................        (0.44)             (0.91)
                                                                           --------         ----------
Distributions
    Net investment income.............................................
    Net realized gains................................................
    In excess of net realized gains...................................        (0.62)
                                                                           --------        -----------
         Total Distributions..........................................        (0.62)
                                                                           --------        -----------
NET ASSET VALUE, END OF PERIOD........................................       $12.15             $13.21
                                                                          ---------        -----------
                                                                          ---------        -----------
Total Return (excluding sales and redemption charges).................        (3.03%)            (6.44)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000).................................       $5,469             $2,680
    Ratio of expenses to average net assets...........................         2.57%              2.56%(c)
    Ratio of net investment income to average net assets..............        (0.49)%            (0.22)%(c)
    Ratio of expenses to average net assets*..........................         2.92%              2.61%(c)
    Ratio of net investment income to average net assets*.............        (0.84)%            (0.27)%(c)
    Portfolio turnover................................................       104.39%(d)          37.23%(d)

PROSPECTUS--Investor B Shares          12

BALANCED FUND - INVESTOR B SHARES

                                                                                            FEBRUARY 4, 1994
                                                                           YEAR ENDED              TO
                                                                          JUNE 30, 1995     JUNE 30, 1994(F)
                                                                           -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................       $10.67             $11.71
                                                                           ---------        -----------
Investment Activities
    Net investment income..............................................         0.20               0.10
    Net realized and unrealized gain (loss) on investments.............         1.67              (1.05)
                                                                              ------         ----------
         Total from Investment Activities..............................         1.87              (0.95)
                                                                              ------         ----------
Distributions
    Net investment income..............................................        (0.20)             (0.09)
    Net realized gains.................................................        (0.06)
    In excess of net realized gains....................................        (1.10)
                                                                            --------         ----------
         Total Distributions...........................................        (0.36)             (0.09)
                                                                            --------         ----------
NET ASSET VALUE, END OF PERIOD.........................................       $12.18             $10.67
                                                                           ---------        -----------
                                                                           ---------        -----------
Total Return (excluding sales and redemption charges)..................        17.96%             (8.16)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..................................       $1,291               $744
    Ratio of expenses to average net assets............................         2.25%              2.05%(c)
    Ratio of net investment income to average net assets...............         1.74%              1.94%(c)
    Ratio of expenses to average net assets*...........................         2.77%              2.61%(c)
    Ratio of net investment income to average net assets*..............         1.22%              1.38%(c)
    Portfolio turnover.................................................       250.66%(d)         192.39%(d)

HIGH INCOME EQUITY FUND - INVESTOR B SHARES

                                                                                            FEBRUARY 4, 1994
                                                                           YEAR ENDED              TO
                                                                          JUNE 30, 1995     JUNE 30, 1994(F)
                                                                           -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................       $13.49             $14.92
                                                                           ---------        -----------
Investment Activities
    Net investment income..............................................         0.26               0.13
    Net realized and unrealized gain (loss) on investments.............         0.99              (1.43)
                                                                              ------         ----------
         Total from Investment Activities..............................         1.25              (1.30)
                                                                              ------         ----------
Distributions
    Net investment income..............................................        (0.26)             (0.13)
    In excess of net investment income.................................        (0.01)
    Net realized gains.................................................
    In excess of net realized gains....................................
                                                                            --------         ----------
         Total Distributions...........................................        (0.27)             (0.13)
                                                                            --------         ----------
NET ASSET VALUE, END OF PERIOD.........................................       $14.47             $13.49
                                                                           ---------        -----------
                                                                           ---------        -----------
Total Return (excluding sales and redemption charges)..................         9.41%             (8.76)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..................................       $7,131             $3,836
    Ratio of expenses to average net assets............................         2.32%              2.33%(c)
    Ratio of net investment income to average net assets...............         1.86%              1.87%(c)
    Ratio of expenses to average net assets*...........................         2.57%              2.59%(c)
    Ratio of net investment income to average net assets*..............         1.61%              1.61%(c)
    Portfolio turnover.................................................        77.70%(d)          69.35%(d)

                                       13          PROSPECTUS--Investor B Shares

BOND FUND - INVESTOR B SHARES

                                                                                            FEBRUARY 4, 1994
                                                                           YEAR ENDED              TO
                                                                          JUNE 30, 1995     JUNE 30, 1994(F)
                                                                           -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................        $9.26              $9.95
                                                                            --------         ----------
Investment Activities
    Net investment income..............................................         0.52               0.22
    Net realized and unrealized gain (loss) on investments.............         0.42              (0.70)
                                                                              ------         ----------
         Total from Investment Activities..............................         0.94              (0.48)
                                                                              ------         ----------
Distributions
    Net investment income..............................................        (0.52)             (0.21)
    In excess of net investment income.................................
    Net realized gains.................................................
    In excess of net realized gains....................................
                                                                            --------         ----------
         Total Distributions...........................................        (0.52)             (0.21)
                                                                            --------         ----------
NET ASSET VALUE, END OF PERIOD.........................................        $9.68              $9.26
                                                                            --------         ----------
                                                                            --------         ----------
Total Return (excluding sales and redemption charges)..................        10.62%             (4.84)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..................................       $1,330               $485
    Ratio of expenses to average net assets............................         2.03%              1.89%(c)
    Ratio of net investment income to average net assets...............         5.54%              5.34%(c)
    Ratio of expenses to average net assets*...........................         2.39%              2.29%(c)
    Ratio of net investment income to average net assets*..............         5.18%              4.94%(c)
    Portfolio turnover.................................................      1010.64%(d)         893.27%(d)

LIMITED MATURITY BOND FUND - INVESTOR B SHARES

                                                                                            FEBRUARY 4, 1994
                                                                           YEAR ENDED              TO
                                                                          JUNE 30, 1995     JUNE 30, 1994(F)
                                                                           -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................        $9.56              $9.99
                                                                            --------         ----------
Investment Activities
    Net investment income..............................................         0.49               0.23
    Net realized and unrealized gain (loss) on investments.............         0.12              (0.44)
                                                                              ------         ----------
         Total from Investment Activities..............................         0.61              (0.21)
                                                                              ------         ----------
Distributions
    Net investment income..............................................        (0.47)             (0.22)
    Net realized gains.................................................
    In excess of net realized gains....................................
                                                                            --------         ----------
         Total Distributions...........................................        (0.46)             (0.22)
                                                                            --------         ----------
NET ASSET VALUE, END OF PERIOD.........................................        $9.70              $9.56
                                                                            --------         ----------
                                                                            --------         ----------
Total Return (excluding sales and redemption charges)..................         6.68%             (2.09)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..................................         $892               $629
    Ratio of expenses to average net assets............................         1.85%              1.78%(c)
    Ratio of net investment income to average net assets...............         5.14%              5.36%(c)
    Ratio of expenses to average net assets*...........................         2.36%              2.33%(c)
    Ratio of net investment income to average net assets*..............         4.62%              4.81%(c)
    Portfolio turnover.................................................       397.97%(d)         353.28%(d)

PROSPECTUS--Investor B Shares          14

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR B SHARES

                                                                                            FEBRUARY 4, 1994
                                                                           YEAR ENDED              TO
                                                                          JUNE 30, 1995     JUNE 30, 1994(F)
                                                                           -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................        $9.60             $10.14
                                                                            --------        -----------
Investment Activities
    Net investment income..............................................         0.43               0.21
    Net realized and unrealized gain (loss) on investments.............         0.30              (0.54)
                                                                              ------         ----------
         Total from Investment Activities..............................         0.73              (0.33)
                                                                              ------         ----------
Distributions
    Net investment income..............................................        (0.44)             (0.21)
    Net realized gains.................................................
    In excess of net realized gains....................................
                                                                            --------         ----------
         Total Distributions...........................................        (0.44)             (0.21)
                                                                            --------         ----------
NET ASSET VALUE, END OF PERIOD.........................................        $9.89              $9.60
                                                                            --------         ----------
                                                                            --------         ----------
Total Return (excluding sales and redemption charges)..................         7.84%             (3.31)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..................................         $977               $531
    Ratio of expenses to average net assets............................         2.06%              1.92%(c)
    Ratio of net investment income to average net assets...............         4.41%              4.80%(c)
    Ratio of expenses to average net assets*...........................         2.42%              2.32%(c)
    Ratio of net investment income to average net assets*..............         4.05%              4.41%(c)
    Portfolio turnover.................................................       549.13%(d)         546.06%(d)

GOVERNMENT INCOME FUND - INVESTOR B SHARES

                                                                                            FEBRUARY 4, 1994
                                                                           YEAR ENDED              TO
                                                                          JUNE 30, 1995     JUNE 30, 1994(F)
                                                                           -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................        $9.38              $9.88
                                                                            --------         ----------
Investment Activities
    Net investment income..............................................         0.68               0.28
    Net realized and unrealized gain (loss) on investments.............         0.01              (0.50)
                                                                              ------         ----------
         Total from Investment Activities..............................         0.69              (0.22)
                                                                              ------         ----------
Distributions
    Net investment income..............................................        (0.61)             (0.27)
    Tax return of capital..............................................        (0.07)             (0.01)
                                                                            --------         ----------
         Total Distributions...........................................        (0.68)             (0.28)
                                                                            --------         ----------
NET ASSET VALUE, END OF PERIOD.........................................        $9.39              $9.38
                                                                            --------         ----------
                                                                            --------         ----------
Total Return (excluding sales and redemption charges)..................         7.71%             (2.26)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..................................       $8,478             $2,787
    Ratio of expenses to average net assets............................         1.83%              1.77%(c)
    Ratio of net investment income to average net assets...............         7.28%              6.72%(c)
    Ratio of expenses to average net assets*...........................         2.44%              2.42%(c)
    Ratio of net investment income to average net assets*..............         6.67%              6.08%(c)
    Portfolio turnover.................................................       114.71%(d)         102.24%(d)

                                       15          PROSPECTUS--Investor B Shares

MICHIGAN FUND - INVESTOR B SHARES

                                                                                            FEBRUARY 4, 1994
                                                                           YEAR ENDED              TO
                                                                          JUNE 30, 1995     JUNE 30, 1994(F)
                                                                           -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................       $10.52             $11.09
                                                                           ---------        -----------
Investment Activities
    Net investment income (loss).......................................         0.40               0.16
    Net realized and unrealized gain (loss) on investments.............         0.24              (0.57)
                                                                              ------         ----------
         Total from Investment Activities..............................         0.64              (0.41)
                                                                              ------         ----------
Distributions
    Net investment income..............................................        (0.40)             (0.16)
    In excess of net investment income.................................        (0.01)
    Net realized gains.................................................
    In excess of net realized gains....................................
                                                                            --------         ----------
         Total Distributions...........................................        (0.41)             (0.16)
                                                                            --------         ----------
NET ASSET VALUE, END OF PERIOD.........................................       $10.75             $10.52
                                                                           ---------        -----------
                                                                           ---------        -----------
Total Return (excluding sales and redemption charges)..................         6.28%             (3.69)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..................................       $2,270             $1,302
    Ratio of expenses to average net assets............................         1.78%              1.77%(c)
    Ratio of net investment income to average net assets...............         3.80%              3.51%(c)
    Ratio of expenses to average net assets*...........................         2.32%              2.32%(c)
    Ratio of net investment income to average net assets*..............         3.25%              2.97%(c)
    Portfolio turnover.................................................        26.06%(d)           6.69%(d)

MUNICIPAL BOND FUND - INVESTOR B SHARES

                                                                                            FEBRUARY 4, 1994
                                                                           YEAR ENDED              TO
                                                                          JUNE 30, 1995     JUNE 30, 1994(F)
                                                                           -----------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................       $10.26             $10.76
                                                                           ---------        -----------
Investment Activities
    Net investment income (loss).......................................         0.33               0.13
    Net realized and unrealized gain (loss) on investments.............         0.27              (0.50)
                                                                              ------         ----------
         Total from Investment Activities..............................         0.60              (0.37)
                                                                              ------         ----------
Distributions
    Net investment income..............................................        (0.33)             (0.13)
    Net realized gains.................................................
    In excess of net realized gains....................................        (0.17)
                                                                            --------         ----------
         Total Distributions...........................................        (0.50)             (0.13)
                                                                            --------         ----------
NET ASSET VALUE, END OF PERIOD.........................................       $10.36             $10.26
                                                                           ---------        -----------
                                                                           ---------        -----------
Total Return (excluding sales and redemption charges)..................         6.17%             (3.41)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..................................         $447               $359
    Ratio of expenses to average net assets............................         1.80%              1.80%(c)
    Ratio of net investment income to average net assets...............         3.22%              2.88%(c)
    Ratio of expenses to average net assets*...........................         2.33%              2.37%(c)
    Ratio of net investment income to average net assets*..............         2.68%              2.31%(c)
    Portfolio turnover.................................................        35.15%(d)          44.39%(d)

PROSPECTUS--Investor B Shares          16

EQUITY FUND - INVESTOR A SHARES

                                                         YEAR ENDED JUNE 30,
                                  ----------------------------------------------------------------
                                       INVESTOR A SHARES                                                    OCT. 31, 1988
                                -------------------------------                                                  TO
                                1995         1994        1993(B)        1992        1991        1990      JUNE 30, 1989(A)
                                ----         ----        -------        ----        ----        ----       --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................    $14.69       $15.11       $12.80        $11.69      $12.37      $11.48           $10.00
                                 -----        -----        -----         -----       -----       -----        ---------
Investment Activities
    Net investment income
      (loss)................     (0.12)       (0.10)       (0.01)         0.17        0.45        0.30             0.20
    Net realized and
      unrealized gain (loss)
      on investments........      3.46        (0.28)        2.74          1.59       (0.53)       1.86             1.47
                                   ---         ----          ---           ---        ----         ---          -------
    Total from Investment
      Activities............      3.34        (0.38)        2.73          1.76       (0.08)       2.16             1.67
                                   ---         ----          ---           ---        ----         ---          -------
Distributions
    Net investment income...                               (0.02)        (0.17)      (0.45)      (0.28)           (0.19)
    Net realized gains......     (0.48)       (0.04)       (0.40)        (0.48)      (0.15)      (0.99)
    In excess of net
      realized gains........     (0.99)
                                  ----         ----         ----          ----        ----        ----         --------
    Total Distributions.....     (1.47)       (0.04)       (0.42)        (0.65)      (0.60)      (1.27)           (0.19)
                                  ----         ----         ----          ----        ----        ----         --------
NET ASSET VALUE, END OF
  PERIOD....................    $16.56       $14.69       $15.11        $12.80      $11.69      $12.37           $11.48
                                 -----        -----        -----         -----       -----       -----        ---------
                                 -----        -----        -----         -----       -----       -----        ---------
Total Return (excluding
  sales and redemption
  charges)..................     24.85%       (2.57)%      21.42%        15.18%      (0.45)%     19.23%           16.83%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)..........   $43,803      $36,108      $26,460      $407,782    $298,655    $247,683         $180,124
    Ratio of expenses to
      average net assets....      1.51%        1.38%        1.28%         1.18%       1.10%       1.07%            1.06%(c)
    Ratio of net investment
      income to average net
      assets................     (0.87)%      (0.75)%      (0.12)%        1.24%       3.87%       2.51%            2.80%(c)
    Ratio of expenses to
      average net assets*...      1.54%        1.53%        1.35%         1.26%       1.28%       1.29%            1.31%(c)
    Ratio of net investment
      income to average net
      assets*...............     (0.90)%      (0.90)%      (0.19)%        1.15%       3.69%       2.29%            2.55%(c)
    Portfolio turnover......     46.39%(d)    70.87%(d)    66.48%(d)     93.76%     189.26%     136.95%           87.30%

                                       17          PROSPECTUS--Investor B Shares

SMALL CAPITALIZATION FUND - INVESTOR A SHARES

                                                         YEAR ENDED JUNE 30,
                                   ---------------------------------------------------------------
                                        INVESTOR A SHARES                                                   OCT. 31, 1988
                                 -------------------------------                                                 TO
                                 1995         1994        1993(B)        1992        1991       1990      JUNE 30, 1989(A)
                                 ----         ----        -------        ----        ----       ----       --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................    $19.75       $20.31       $14.64        $13.58      $14.82     $11.59          $10.00
                                  -----        -----        -----         -----       -----      -----      ----------
Investment Activities
    Net investment income
      (loss).................     (0.18)       (0.15)       (0.13)        (0.08)       0.14       0.04            0.06
    Net realized and
      unrealized gain (loss)
      on
      investments............      8.46         0.09         6.75          1.89       (1.24)      3.23            1.59
                                    ---          ---          ---           ---        ----        ---        --------
    Total from Investment
      Activities.............      8.28        (0.06)        6.62          1.81       (1.10)      3.27            1.65
                                    ---         ----          ---           ---        ----        ---        --------
Distributions
    Net investment income....                                                         (0.14)
    Net realized gains.......     (2.15)       (0.50)       (0.95)        (0.75)
                                   ----         ----         ----          ----        ----       ----       ---------
        Total
          Distributions......     (2.15)       (0.50)       (0.95)        (0.75)      (0.14)     (0.04)          (0.06)
                                   ----         ----         ----          ----        ----       ----       ---------
NET ASSET VALUE, END OF
  PERIOD.....................    $25.88       $19.75       $20.31        $14.64      $13.58     $14.82          $11.59
                                  -----        -----        -----         -----       -----      -----      ----------
                                  -----        -----        -----         -----       -----      -----      ----------
Total Return (excluding sales
  and redemption charges)....     44.88%       (0.55)%      45.77%        12.95%      (6.76)%    28.28%          16.60%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)...........   $71,984      $42,791      $27,976      $180,079    $107,500    $94,517         $53,917
    Ratio of expenses to
      average net assets.....      1.55%        1.40%        1.29%         1.19%       1.15%      1.11%           1.29%(c)
    Ratio of net investment
      income to average net
      assets.................     (1.27)%      (1.24)%      (1.02)%       (0.61)%      1.08%      0.37%           0.80%(c)
    Ratio of expenses to
      average net assets*....      1.58%        1.55%        1.36%         1.28%       1.33%      1.33%           1.54%(c)
    Ratio of net investment
      income to average net
      assets*................     (1.30)%      (1.39)%      (1.09)%       (0.70)%      0.90%      0.15%           0.55%(c)
    Portfolio turnover.......     50.53%(d)    72.64%(d)    71.21%(d)     95.02%     139.66%     83.10%          51.79%

PROSPECTUS--Investor B Shares          18

INTERNATIONAL DISCOVERY FUND - INVESTOR A SHARES

                                                                 YEAR ENDED JUNE 30,      DECEMBER 29, 1992
                                                                 -------------------             TO
                                                                  1995        1994       JUNE 30, 1993(A)(B)
                                                                  ----        ----        -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................    $13.18      $11.50            $10.00
                                                                  ------      ------      ------------
Investment Activities
    Net investment income (loss)..............................      0.03       (0.02)             0.03
    Net realized and unrealized gain (loss) on investments and
      foreign currency transactions...........................     (0.36)       1.74              1.48
                                                                   -----         ---         ---------
         Total from Investment Activities.....................     (0.33)       1.72              1.51
                                                                   -----         ---         ---------
Distributions
    Net investment income.....................................                 (0.02)            (0.01)
    Net realized gains........................................                 (0.02)
    In excess of net realized gains...........................     (0.62)
                                                                   -----       -----       -----------
         Total Distributions..................................     (0.62)      (0.04)            (0.01)
                                                                   -----       -----       -----------
NET ASSET VALUE, END OF PERIOD................................    $12.23      $13.18            $11.50
                                                                  ------      ------      ------------
                                                                  ------      ------      ------------
Total Return (excluding sales and redemption charges).........     (2.19)%     14.99%            15.11%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000).........................   $34,228     $36,297            $8,353
    Ratio of expenses to average net assets...................      1.78%       1.63%             1.64%(c)
    Ratio of net investment income to average net assets......      0.08%      (0.29)%            1.02%(c)
    Ratio of expenses to average net assets*..................      1.91%       1.84%             1.81%(c)
    Ratio of net investment income to average net assets*.....     (0.06)%     (0.49)%            0.85%(c)
    Portfolio turnover(d).....................................    104.39%      37.23%            12.47%

BALANCED FUND - INVESTOR A SHARES

                                                            YEAR ENDED JUNE 30,
                                                      -------------------------------
                                                             INVESTOR A SHARES             JANUARY 31, 1992
                                                      -------------------------------             TO
                                                       1995        1994        1993(B)     JUNE 30, 1992(A)
                                                       ----        ----        -------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD...............    $10.67      $11.09       $9.68            $10.00
                                                       ------      ------      ------        ----------
Investment Activities
    Net investment income..........................      0.28        0.26        0.28              0.14
    Net realized and unrealized gain (loss) on
      investments..................................      1.69       (0.43)       1.42             (0.34)
                                                          ---       -----        ----         ---------
         Total from Investment Activities..........      1.97       (0.17)       1.70             (0.20)
                                                          ---       -----        ----         ---------
Distributions
    Net investment income..........................     (0.29)      (0.25)      (0.29 )           (0.12)
    Net realized gains.............................     (0.01)
    In excess of net realized gains................     (0.15)
                                                        -----       -----      ------         ---------
         Total Distributions.......................     (0.45)      (0.25)      (0.29 )           (0.12)
                                                        -----       -----      ------         ---------
NET ASSET VALUE, END OF PERIOD.....................    $12.19      $10.67      $11.09             $9.68
                                                       ------      ------      -------        ---------
                                                       ------      ------      -------        ---------
Total Return (excluding sales and redemption
  charges).........................................     18.96%      (1.63)%     17.74 %           (2.06)%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..............   $12,849     $11,901      $6,115           $38,136
    Ratio of expenses to average net assets........      1.47%       1.18%       1.18 %            1.19%(c)
    Ratio of net investment income to average net
      assets.......................................      2.54%       2.38%       2.66 %            3.46%(c)
    Ratio of expenses to average net assets*.......      1.78%       1.63%       1.53 %            1.50%(c)
    Ratio of net investment income to average net
      assets*......................................      2.23%       1.93%       2.31 %            3.13%(c)
    Portfolio turnover.............................    250.66%(d)  192.39%(d)  177.99 %(d)        47.58%

                                       19          PROSPECTUS--Investor B Shares

HIGH INCOME EQUITY FUND - INVESTOR A SHARES

                                                          YEAR ENDED JUNE 30,
                                    ---------------------------------------------------------------
                                         INVESTOR A SHARES                                                   OCT. 31, 1988
                                  -------------------------------                                                 TO
                                  1995         1994        1993(B)        1992        1991       1990      JUNE 30, 1989(A)
                                  ----         ----        -------        ----        ----       ----       --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................    $13.50       $14.69       $13.14        $12.48      $12.19     $11.35          $10.00
                                   -----        -----        -----         -----       -----      -----      ----------
Investment Activities
    Net investment income.....      0.36         0.37         0.45          0.54        0.57       0.56            0.35
    Net realized and
      unrealized gain (loss)
      on
      investments.............      1.00        (0.56)        1.69          0.99        0.38       1.04            1.32
                                     ---         ----          ---           ---         ---        ---        --------
        Total from Investment
          Activities..........      1.36        (0.19)        2.14          1.53        0.95       1.60            1.67
                                     ---         ----          ---           ---         ---        ---        --------
Distributions
    Net investment income.....     (0.36)       (0.37)       (0.45)        (0.54)      (0.59)     (0.54)          (0.32)
    In excess of net
      investment income.......     (0.01)
    Net realized gains........                  (0.24)       (0.14)        (0.33)      (0.07)     (0.22)
    In excess of net realized
      gains...................                  (0.39)
                                    ----         ----         ----          ----        ----       ----       ---------
        Total Distributions...     (0.37)       (1.00)       (0.59)        (0.87)      (0.66)     (0.76)          (0.32)
                                    ----         ----         ----          ----        ----       ----       ---------
NET ASSET VALUE, END OF
  PERIOD......................    $14.49       $13.50       $14.69        $13.14      $12.48     $12.19          $11.35
                                   -----        -----        -----         -----       -----      -----      ----------
                                   -----        -----        -----         -----       -----      -----      ----------
Total Return (excluding sales
  and redemption charges).....     10.32%       (1.63)%      16.71%        12.56%       8.22%     14.37%          16.97%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)............   $71,063      $76,108      $50,000      $270,549    $150,980    $96,344         $66,367
    Ratio of expenses to
      average net assets......      1.54%        1.40%        1.29%         1.19%       1.13%      1.11%           1.16%(c)
    Ratio of net investment
      income to average net
      assets..................      2.65%        2.56%        3.24%         4.12%       4.75%      4.69%           4.92%(c)
    Ratio of expenses to
      average net assets*.....      1.57%        1.55%        1.36%         1.27%       1.31%      1.33%           1.41%(c)
    Ratio of net investment
      income to average net
      assets*.................      2.61%        2.41%        3.17%         4.03%       4.57%      4.47%           4.67%(c)
    Portfolio turnover........     77.70%(d)    69.35%(d)    67.26%(d)     68.42%     115.68%     53.08%          29.55%

PROSPECTUS--Investor B Shares          20

BOND FUND - INVESTOR A SHARES

                                                         YEAR ENDED JUNE 30,
                                  ----------------------------------------------------------------
                                       INVESTOR A SHARES                                                    OCT. 31, 1988
                                -------------------------------                                                  TO
                                1995         1994        1993(B)        1992        1991        1990      JUNE 30, 1989(A)
                                ----         ----        -------        ----        ----        ----       --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................     $9.30       $10.54       $10.54        $10.07      $10.00      $10.11           $10.00
                                  ----        -----        -----         -----       -----       -----        ---------
Investment Activities
    Net investment income...      0.58         0.59         0.71          0.75        0.77        0.78             0.53
    Net realized and
      unrealized gain (loss)
      on
      investments...........      0.38        (0.72)        0.47          0.56        0.08       (0.11)            0.09
                                   ---         ----          ---           ---         ---        ----          -------
        Total from
          Investment
          Activities........      0.96        (0.13)        1.18          1.31        0.85        0.67             0.62
                                   ---         ----          ---           ---         ---         ---          -------
Distributions
    Net investment income...     (0.58)       (0.57)       (0.73)        (0.76)      (0.78)      (0.78)           (0.51)
    In excess of net
      investment income.....     (0.01)
    Net realized gains......                               (0.45)        (0.08)
    In excess of net
      realized gains........                  (0.54)
                                  ----         ----         ----          ----        ----        ----         --------
        Total
          Distributions.....     (0.59)       (1.11)       (1.18)        (0.84)      (0.78)      (0.78)           (0.51)
                                  ----         ----         ----          ----        ----        ----         --------
NET ASSET VALUE, END OF
  PERIOD....................     $9.67        $9.30       $10.54        $10.54      $10.07      $10.00           $10.11
                                  ----         ----        -----         -----       -----       -----        ---------
                                  ----         ----        -----         -----       -----       -----        ---------
Total Return (excluding
  sales and redemption
  charges)..................     10.85%       (1.62)%      11.93%        13.47%       8.80%       6.94%            6.42%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)..........   $17,572      $18,391      $18,562      $477,526    $432,225    $316,477         $123,928
    Ratio of expenses to
      average net assets....      1.24%        0.98%        0.89%         0.87%       0.84%       0.81%            0.82%(c)
    Ratio of net investment
      income to average net
      assets................      6.32%        5.86%        6.47%         7.19%       7.72%       8.04%            8.06%(c)
    Ratio of expenses to
      average net assets*...      1.39%        1.27%        1.07%         1.01%       1.02%       1.02%            1.06%(c)
    Ratio of net investment
      income to average net
      assets*...............      6.17%        5.57%        6.29%         7.05%       7.54%       7.83%            7.82%(c)
    Portfolio turnover......   1010.64%(d)   893.27%(d)   443.98%(d)    289.38%     339.74%     314.71%          121.08%

                                       21          PROSPECTUS--Investor B Shares

LIMITED MATURITY BOND FUND - INVESTOR A SHARES

                                                           YEAR ENDED JUNE 30,
                                     --------------------------------------------------------------
                                          INVESTOR A SHARES                                                  OCT. 31, 1988
                                   -------------------------------                                                TO
                                   1995         1994        1993(B)        1992       1991       1990      JUNE 30, 1989(A)
                                   ----         ----        -------        ----       ----       ----       --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................     $9.57       $10.18       $10.25         $9.93      $9.88     $10.08          $10.00
                                     ----        -----        -----          ----       ----      -----      ----------
Investment Activities
    Net investment income......      0.56         0.62         0.65          0.71       0.72       0.83            0.53
    Net realized and unrealized
      gain (loss) on
      investments..............      0.13        (0.58)        0.13          0.35       0.10      (0.15)           0.02
                                      ---         ----          ---           ---        ---       ----        --------
        Total from Investment
          Activities...........      0.69         0.04         0.78          1.06       0.82       0.68            0.55
                                      ---          ---          ---           ---        ---        ---        --------
Distributions
    Net investment income......     (0.55)       (0.61)       (0.69)        (0.71)     (0.73)     (0.83)          (0.47)
    Net realized gains.........                               (0.16)        (0.03)     (0.04)     (0.05)
    In excess of net realized
      gains....................                  (0.04)
                                     ----         ----         ----          ----       ----       ----       ---------
        Total Distributions....     (0.55)       (0.65)       (0.85)        (0.74)     (0.77)     (0.88)          (0.47)
                                     ----         ----         ----          ----       ----       ----       ---------
NET ASSET VALUE, END OF
  PERIOD.......................     $9.71        $9.57       $10.18        $10.25      $9.93      $9.88          $10.08
                                     ----         ----        -----         -----       ----       ----      ----------
                                     ----         ----        -----         -----       ----       ----      ----------
Total Return (excluding sales
  and redemption charges)......      7.53%        0.32%        7.96%        11.00%      8.66%      7.10%           5.70%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period
      (000)....................   $18,930      $24,907      $18,060      $117,241    $70,870    $43,696         $71,627
    Ratio of expenses to
      average net assets.......      1.05%        0.86%        0.75%         0.83%      0.91%      0.92%           0.88%(c)
    Ratio of net investment
      income to average net
      assets...................      5.89%        6.22%        6.41%         7.13%      7.47%      8.01%           8.19%(c)
    Ratio of expenses to
      average net assets*......      1.36%        1.30%        1.08%         1.05%      1.10%      1.14%           1.12%(c)
    Ratio of net investment
      income to average net
      assets*..................      5.58%        5.78%        6.08%         6.91%      7.28%      7.79%           7.95%(c)
    Portfolio turnover.........    397.97%(d)   353.28%(d)   123.10%(d)     87.75%    161.32%    319.11%         117.37%

PROSPECTUS--Investor B Shares          22

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR A SHARES

                                                         YEAR ENDED JUNE 30,
                                  ----------------------------------------------------------------
                                       INVESTOR A SHARES                                                    OCT. 31, 1988
                                -------------------------------                                                  TO
                                1995         1994        1993(B)        1992        1991        1990      JUNE 30, 1989(A)
                                ----         ----        -------        ----        ----        ----       --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................     $9.62       $10.53       $10.42        $10.05       $9.91      $10.05          $10.00
                                  ----        -----        -----         -----        ----       -----      ----------
Investment Activities
    Net investment income
      (loss)................      0.50         0.59         0.68          0.71        0.74        0.79            0.50
    Net realized and
      unrealized gain (loss)
      on
      investments...........      0.31        (0.66)        0.21          0.46        0.15       (0.11)          (0.02)
                                   ---         ----          ---           ---         ---        ----       ---------
        Total from
          Investment
          Activities........      0.81        (0.07)        0.89          1.17        0.89        0.68            0.48
                                   ---         ----          ---           ---         ---         ---        --------
Distributions
    Net investment income...     (0.50)       (0.59)       (0.73)        (0.71)      (0.75)      (0.79)          (0.43)
    Net realized gains......                               (0.05)        (0.09)                  (0.03)
    In excess of net
      realized
      gains.................                  (0.25)
                                  ----         ----         ----          ----        ----        ----       ---------
        Total
          Distributions.....     (0.50)       (0.84)       (0.78)        (0.80)      (0.75)      (0.82)          (0.43)
                                  ----         ----         ----          ----        ----        ----       ---------
NET ASSET VALUE, END OF
  PERIOD....................     $9.93        $9.62       $10.53        $10.42      $10.05       $9.91          $10.05
                                  ----         ----        -----         -----       -----        ----      ----------
                                  ----         ----        -----         -----       -----        ----      ----------
Total Return (excluding
  sales and redemption
  charges)..................      8.69%       (0.90)%       8.92%        12.03%       9.32%       7.07%           4.92%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)..........   $27,521      $36,106      $37,055      $234,906    $142,864    $100,205         $83,212
    Ratio of expenses to
      average net assets....      1.25%        1.00%        0.90%         0.87%       0.86%       0.85%           0.87%(c)
    Ratio of net investment
      income to average net
      assets................      5.22%        5.80%        6.51%         7.07%       7.48%       8.04%           7.79%(c)
    Ratio of expenses to
      average net assets*...      1.41%        1.29%        1.08%         1.01%       1.04%       1.06%           1.11%(c)
    Ratio of net investment
      income to average net
      assets*...............      5.07%        5.51%        6.33%         6.93%       7.30%       7.83%           7.55%(c)
    Portfolio turnover......    549.13%(d)   546.06%(d)   225.90%(d)    114.76%     164.59%     294.62%         111.96%

                                       23          PROSPECTUS--Investor B Shares

GOVERNMENT INCOME FUND - INVESTOR A SHARES

                                                                 YEAR ENDED JUNE 30,      NOVEMBER 12, 1992
                                                                 -------------------             TO
                                                                  1995        1994       JUNE 30, 1993(A)(B)
                                                                  ----        ----        -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $9.41      $10.04            $10.00
                                                                   -----      ------      ------------
Investment Activities
    Net investment income.....................................      0.75        0.74              0.48
    Net realized and unrealized gain (loss) on investments....                 (0.64)             0.04
                                                                     ---       -----         ---------
         Total from Investment Activities.....................      0.75        0.10              0.52
                                                                     ---         ---         ---------
Distributions
    Net investment income.....................................     (0.66)      (0.72)            (0.48)
    Tax return of capital.....................................     (0.08)      (0.01)
                                                                   -----       -----       -----------
         Total Distributions..................................     (0.74)      (0.73)            (0.48)
                                                                   -----       -----       -----------
NET ASSET VALUE, END OF PERIOD................................     $9.42       $9.41            $10.04
                                                                   -----       -----      ------------
                                                                   -----       -----      ------------
Total Return (excluding sales and redemption charges).........      8.46%       0.94%             5.35%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000).........................   $50,931     $54,027           $32,633
    Ratio of expenses to average net assets...................      1.04%       0.82%             0.75%(c)
    Ratio of net investment income to average net assets......      8.03%       7.42%             7.41%(c)
    Ratio of expenses to average net assets*..................      1.44%       1.36%             1.23%(c)
    Ratio of net investment income to average net assets*.....      7.63%       6.87%             6.93%(c)
    Portfolio turnover(d).....................................    114.71%     102.24%           135.06%

PROSPECTUS--Investor B Shares          24

MUNICIPAL BOND FUND - INVESTOR A SHARES

                                                         YEAR ENDED JUNE 30,
                                   ---------------------------------------------------------------
                                        INVESTOR A SHARES                                                   OCT. 31, 1988
                                 ------------------------------                                                  TO
                                 1995         1994        1993(B)        1992       1991        1990      JUNE 30, 1989(A)
                                 ----         ----        -------        ----       ----        ----       --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................    $10.29       $10.92      $10.58         $10.20     $10.03      $10.18          $10.00
                                  -----        -----      ------          -----      -----       -----      ----------
Investment Activities
    Net investment income
      (loss).................      0.41         0.40        0.49           0.52       0.55        0.57            0.40
    Net realized and
      unrealized
      gain (loss) on
      investments............      0.27        (0.31)       0.48           0.39       0.18       (0.12)          (0.14)
                                    ---         ----        ----            ---        ---        ----       ---------
        Total from Investment
          Activities.........      0.68         0.09        0.97           0.91       0.73        0.45            0.54
                                    ---          ---        ----            ---        ---         ---        --------
Distributions
    Net investment income....     (0.41)       (0.39)      (0.53 )        (0.52)     (0.56)      (0.58)          (0.36)
    Net realized gains.......                  (0.21)      (0.10 )        (0.01)                 (0.02)
    In excess of net realized
      gains..................     (0.17)       (0.12)
                                   ----         ----       -----           ----       ----        ----       ---------
        Total
          Distributions......     (0.58)       (0.72)      (0.63 )        (0.53)     (0.56)      (0.60)          (0.36)
                                   ----         ----       -----           ----       ----        ----       ---------
NET ASSET VALUE, END OF
  PERIOD.....................    $10.39       $10.29      $10.92         $10.58     $10.20      $10.03          $10.18
                                  -----        -----      ------          -----      -----       -----      ----------
                                  -----        -----      ------          -----      -----       -----      ----------
Total Return (excluding sales
  and redemption charges)....      7.02%        0.71%       9.46 %         9.11%      7.51%       4.57%           5.52%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period
      (000)..................   $11,378      $13,123      $9,333       $130,788    $98,186    $100,445         $68,256
    Ratio of expenses to
      average net assets.....      1.02%        0.87%       0.76 %         0.81%      0.87%       0.85%           0.85%(c)
    Ratio of net investment
      income to average net
      assets.................      4.00%        3.72%       4.56 %         5.09%      5.49%       5.78%           6.11%(c)
    Ratio of expenses to
      average net assets*....      1.33%        1.32%       1.09 %         1.03%      1.06%       1.06%           1.09%(c)
    Ratio of net investment
      income to average net
      assets*................      3.68%        3.27%       4.23 %         4.88%      5.29%       5.57%           5.87%(c)
    Portfolio turnover.......     35.15%(d)    44.39%(d)   67.26 %(d)     66.31%     76.55%     113.12%          82.22%

                                       25          PROSPECTUS--Investor B Shares

MICHIGAN FUND - INVESTOR A SHARES

                                                        YEAR ENDED JUNE 30,
                                         -------------------------------------------------
                                                  INVESTOR A SHARES                              JULY 2, 1990
                                         ----------------------------------                           TO
                                          1995          1994         1993(B)         1992      JUNE 30, 1991(A)
                                          ----          ----         -------         ----       --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $10.53        $10.97        $10.58         $10.14          $10.00
                                          ------        ------        ------         ------     -----------
Investment Activities
    Net investment income (loss)......      0.48          0.47          0.50           0.52            0.55
    Net realized and unrealized gain
      (loss) on investments...........      0.23         (0.36)         0.47           0.44            0.11
                                             ---         -----           ---            ---        --------
         Total from Investment
           Activities.................      0.71          0.11          0.97           0.96            0.66
                                             ---           ---           ---            ---        --------
Distributions
    Net investment income.............     (0.40)        (0.45)        (0.54)         (0.52)          (0.52)
    In excess of net investment
      income..........................     (0.01)
    Net realized gains................                   (0.01)        (0.04)
    In excess of net realized gains...                   (0.09)
                                           -----         -----         -----          -----      ----------
         Total Distributions..........     (0.49)        (0.55)        (0.58)         (0.52)          (0.52)
                                           -----         -----         -----          -----      ----------
NET ASSET VALUE, END OF PERIOD........    $10.75        $10.53        $10.97         $10.58          $10.14
                                          ------        ------        ------         ------     -----------
                                          ------        ------        ------         ------     -----------
Total Return (excluding sales and
  redemption charges).................      6.99%         0.92%         9.40%          9.73%           6.77%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period
      (000)...........................   $37,874       $42,204       $32,778       $146,782         $90,182
    Ratio of expenses to average
      net assets......................      1.00%         0.85%         0.78%          0.84%           0.57%(c)
    Ratio of net investment income to
      average net assets..............      4.57%         4.25%         4.67%          5.15%           5.76%(c)
    Ratio of expenses to average
      net assets*.....................      1.32%         1.29%         1.12%          1.05%           1.15%(c)
    Ratio of net investment income to
      average net assets*.............      4.25%         3.81%         4.33%          4.93%           5.18%(c)
    Portfolio turnover................     26.06%(d)      6.69%(d)     35.81%(d)      19.97%          45.30%

------------
NOTES TO FINANCIAL HIGHLIGHTS:
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e) Not annualized.
(f) Period from commencement of offering of Investor B shares.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds is set forth below under the headings describing the Funds. The investment objectives of each Fund are fundamental policies and may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined in the Statement of Additional Information). Other policies of a Fund may be changed without a vote of the holders of a majority of outstanding Shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment

PROSPECTUS--Investor B Shares          26
objectives of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or the Subadviser, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE EQUITY FUND AND SMALL CAPITALIZATION FUND

The investment objective of the Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small to medium-sized companies.

Under normal market conditions, each of the Equity and Small Capitalization Funds will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion. Each of the Equity and Small Capitalization Funds may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Equity and Small Capitalization Funds may also hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Equity and Small Capitalization Funds may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The Equity Fund anticipates investing in growth-oriented, medium capitalization companies. These companies have typically exhibited consistent, above average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Equity Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. For purposes of the foregoing sentence, small-sized companies are considered to be those with capitalization of less than $1 billion and medium-sized companies are considered to be those with capitalization of $1 billion or more but less than $5 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund such as the Equity Fund.

                                       27          PROSPECTUS--Investor B Shares

Consistent with the foregoing, each of the Equity and Small Capitalization Funds will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------
  THE EQUITY FUND AND SMALL CAPITALIZATION FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Other Mutual Funds               -Put and Call Options             -Repurchase Agreements
  -Reverse Repurchase Agreements    -Restricted Securities            -Portfolio Turnover
      and Dollar Roll Agreements    -When-Issued and
                                        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------

THE INTERNATIONAL FUND

The investment objective of the International Fund is the long-term growth of capital.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

Companies are deemed to be small- or medium-sized which at the time of purchase are of a size which would rank them in the lower half of a major market index in each country by weighted market capitalization and all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

--------------------------------------------------------------------------------
  THE INTERNATIONAL FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Lending Portfolio Securities     -Other Mutual Funds
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and                  -Portfolio Turnover
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------

PROSPECTUS--Investor B Shares          28

GROWTH AND INCOME FUNDS

THE BALANCED FUND

The investment objectives of the Balanced Fund are to seek current income, long-term capital growth and conservation of capital.

The Balanced Fund may invest in any type or class of security. Under normal market conditions the Balanced Fund will invest in common stocks, fixed income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of the Balanced Fund's total assets will be invested in fixed income senior securities. Up to 15% of the value of the Balanced Fund's total assets may be invested in foreign securities.

The Balanced Fund's common stocks are held for the purpose of providing dividend income and long-term growth of capital. The Balanced Fund will invest in the common and preferred stocks of companies with capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Fund intends to invest primarily in those companies which are growth oriented and have exhibited consistent, above average growth in revenues and earnings. When choosing such stocks, the potential for long term capital appreciation will be the primary basis for selection.

The Balanced Fund's fixed income senior securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some of the securities in which the Balanced Fund invests may have warrants or options attached. The Balanced Fund may also invest in repurchase agreements.

The Balanced Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments ("Stripped Treasury Obligations"), and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Balanced Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Fund will invest only in corporate fixed income securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed income securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES-- Medium Grade Securities" herein.

The Balanced Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Fund may also invest in securities of other investment companies.

                                       29          PROSPECTUS--Investor B Shares

The Balanced Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Fund's investments in foreign securities may be made either directly or through the purchase of American Depositary Receipts ("ADRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar denominated commercial paper of a foreign issuer).

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Fund is so invested, its investment objectives may not be achieved during that time.

Like any investment program, the Balanced Fund entails certain risks. As a Fund investing primarily in common stocks the Balanced Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Fund also invests in bonds, investors in the Balanced Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

--------------------------------------------------------------------------------
  THE BALANCED FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Medium-Grade Securities          -Mortgage-Related Securities      -Other Mutual Funds
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and                  -Portfolio Turnover
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------

THE HIGH INCOME EQUITY FUND

The investment objective of the High Income Equity Fund is to seek current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. A secondary investment objective of High Income Equity Fund is growth of capital.

The High Income Equity Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends. The High Income Equity Funds may also invest up to 20% of the

PROSPECTUS--Investor B Shares          30
value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The High Income Equity Funds may also hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the High Income Equity Funds may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The High Income Equity Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the High Income Equity Fund may be considered the more conservative than growth-oriented equity funds such as the Group's Equity and Small Capitalization Funds.

Consistent with the foregoing, the High Income Equity Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------
  THE HIGH INCOME EQUITY FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Other Mutual Funds               -Put and Call Options             -Repurchase Agreements
  -Restricted Securities            -Reverse Repurchase Agreements    -When-Issued and
  -Portfolio Turnover                   and Dollar Roll Agreements        Delayed-Delivery
                                                                          Transactions

--------------------------------------------------------------------------------

INCOME FUNDS

THE BOND FUND AND LIMITED MATURITY BOND FUND

The investment objective of the Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities. The investment objective of the Limited Maturity Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities with remaining maturities of six years or less.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates

                                       31          PROSPECTUS--Investor B Shares
of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and Guaranteed Investment Contracts ("GICs") issued by insurance companies, as more fully described below. The Bond Fund intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to twelve years. However, the Bond Fund may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

The Bond Fund and the Limited Maturity Bond Fund each may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Bond Fund and the Limited Maturity Bond Fund each may also invest in securities of other investment companies or in GICs.

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

PROSPECTUS--Investor B Shares          32

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its Shares' net asset value relative to those funds which invest in longer term obligations.

--------------------------------------------------------------------------------
  THE BOND FUND AND LIMITED MATURITY BOND FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Guaranteed Investment Contracts  -Lending Portfolio Securities
  -Medium-Grade Securities          -Mortgage-Related Securities      -Municipal Securities
  -Other Mutual Funds               -Put and Call Options             -Repurchase Agreements
  -Restricted Securities            -Reverse Repurchase Agreements    -When-Issued and
  -Portfolio Turnover                   and Dollar Roll Agreements        Delayed-Delivery
                                                                          Transactions

--------------------------------------------------------------------------------

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

The investment objective of the Intermediate Government Obligations Fund is to seek current income with preservation of capital by investing in U.S. Government securities with remaining maturities of twelve years or less.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years.

The types of U.S. Government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and Government Securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES-- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."

By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its Shares net asset value relative to those funds which invest in longer term obligations.

                                       33          PROSPECTUS--Investor B Shares

--------------------------------------------------------------------------------
  THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions    -Futures Contracts
  -Government Obligations           -Guaranteed Investment Contracts  -Lending Portfolio Securities
  -Other Mutual Funds               -Private Activity Bonds           -Put and Call Options
  -Repurchase Agreements            -Restricted Securities            -Reverse Repurchase Agreements
  -When-Issued and                  -Portfolio Turnover                   and Dollar Roll Agreements
      Delayed-Delivery
      Transactions

--------------------------------------------------------------------------------

THE GOVERNMENT INCOME FUND

The investment objective of the Government Income Fund is to provide shareholders with a high level of current income consistent with prudent investment risk.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of nongovernmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by nongovernmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Mortgage-Related Securities," below.

The types of U.S. Government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and Government Securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations".

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper rated at the time of purchase within the top two categories by an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three categories of an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality.

--------------------------------------------------------------------------------
  THE GOVERNMENT INCOME FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Government Obligations           -Lending Portfolio Securities
  -Mortgage-Related Securities      -Other Mutual Funds               -Put and Call Options
  -Repurchase Agreement             -Restricted Securities            -Reverse Repurchase Agreements
  -When-Issued and                  -Portfolio Turnover                   and Dollar Roll Agreements
      Delayed-Delivery
      Transactions

--------------------------------------------------------------------------------

PROSPECTUS--Investor B Shares          34

TAX-FREE INCOME FUNDS

The investment objective of the Municipal Bond Fund is to seek current interest income which is exempt from federal income taxes as well as preservation of capital. The investment objectives of the Michigan Fund are to seek income which is exempt from federal income tax and Michigan state income and intangibles tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and to seek preservation of capital.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities and at 80% of the net assets of the Michigan Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the Government of Puerto Rico or the U.S. territories and possessions of Guam and the U.S. Virgin Islands and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles tax. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Municipal Securities," below.

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to ten years and an average weighted rating of AA/Aa. The Michigan Fund, under normal market conditions, will be invested in long-term Michigan Municipal Securities and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Fund may invest in Michigan Municipal Securities of any maturity. However, First of America may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or rated within the two highest rating groups assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. The Michigan Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invests in these bonds, individual shareholders, depending on their

                                       35          PROSPECTUS--Investor B Shares
own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Fund's distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION-- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Fund" in the Statement of Additional Information.

In addition, investments may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by First of America to be warranted due to market conditions. Such taxable obligations consist of Government Securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Fund's quality standards (as described above) for tax-exempt commercial paper, and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

SPECIAL CONSIDERATIONS RELATING TO THE MICHIGAN FUND

Because the Michigan Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Fund attempts to diversify, to the extent First of America deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Fund's classification as a "non-diversified" investment company means that the proportion of the Michigan Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Michigan Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires the Michigan Fund generally to invest, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Michigan Fund is not so restricted. In no event, however, may the Michigan Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Michigan Fund's taxable year. Since a relatively high percentage of the Michigan Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

PROSPECTUS--Investor B Shares          36

--------------------------------------------------------------------------------
  TAX-FREE INCOME FUNDS
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions    -Futures Contracts
  -Government Obligations           -Lending Portfolio Securities     -Medium-Grade Securities
  -Municipal Securities             -Other Mutual Funds               -Put and Call Options
  -When-Issued and                  -Restricted Securities            -Reverse Repurchase Agreements
      Delayed-Delivery              -Repurchase Agreements                and Dollar Roll Agreements
      Transactions                  -Portfolio Turnover

--------------------------------------------------------------------------------

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank-Michigan, N.A. (the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to First of America Bank-Michigan, N.A.'s correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America and, in the case of the International and Balanced Funds, the Subadviser in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES

The International Fund invests primarily in the securities of foreign issuers. The Balanced Fund may invest up to 15% of its total assets in foreign securities. The Equity, Small Capitalization and High Income Equity Funds may also invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is

                                       37          PROSPECTUS--Investor B Shares
generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

For many foreign securities, U.S. dollar-denominated American Depositary Receipts, or ADR's, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADR's represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADR's do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADR's rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADR's. The information available for ADR's is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The International and Balanced Funds may also invest in European Depository Receipts, or EDR's, which are receipts evidencing an arrangement with a European bank similar to that for ADR's and are designed for use in the European securities markets. EDR's are not necessarily denominated in the currency of the underlying security.

Certain of the ADR's and EDR's, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

PROSPECTUS--Investor B Shares          38

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Michigan Fund, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

                                       39          PROSPECTUS--Investor B Shares

The International Fund does not intend to enter into forward currency contracts if the International Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. The International Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where the International Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund and the Parkstone Government Income Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

Subject to the investment parameters described above, each of the Funds may invest in government obligations. The types of U.S. Government obligations in which each these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. Government that are available for public investment, which differ only in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations, such as Treasury Receipts issued by the U.S. Treasury and representing either future interest or principal payments, and, except for the Treasury Fund, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Stripped

PROSPECTUS--Investor B Shares          40
securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Money Market Funds may invest do not include certificates of accrual on treasury securities (CATS) or treasury income growth receipts (TIGRs).

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS

The Bond Fund and the Limited Maturity Bond Fund may invest in guaranteed investment contracts (GICs). When investing in GICs, the Bond Fund and the Limited Maturity Bond Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days notice or less, the GIC is considered an illiquid investment, and, together with other instruments in that Income Fund which are deemed to be illiquid, will not exceed 15% of its total assets. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by First of America or by the Subadvisers, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser or the Subadvisers, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

MEDIUM-GRADE SECURITIES

As described above, the Balanced, Bond, Limited Maturity Bond, Municipal Bond and the Michigan Funds may invest in fixed income securities within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities. These types of fixed income securities are considered by the NRSROs to have some speculative characteristics, and are more

                                       41          PROSPECTUS--Investor B Shares
vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES

As indicated above, the Government Income Fund intends to invest up to 80% of the value of its total assets and the Balanced Fund, Bond Fund, Limited Maturity Bond Fund and Intermediate Government Obligations Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such agencies or instrumentalities include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality. However, the Government Income Fund may invest greater amounts as conditions warrant.

The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both

PROSPECTUS--Investor B Shares          42
interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by nongovernmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid, if as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and

                                       43          PROSPECTUS--Investor B Shares
offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Fund) which may be held by the Bond, Limited Maturity Bond, Municipal Bond Fund and Michigan Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond and Michigan Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or in the highest rating group assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. The Funds may also purchase Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium Grade Securities" herein.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. No Fund nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Fund will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in First of America's opinion are illiquid, if as a result, more than 15% of the Tax-Free Income Fund's total assets will be illiquid.

PROSPECTUS--Investor B Shares          44

OTHER MUTUAL FUNDS

Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Prime Obligations Fund, the Parkstone U.S. Government Obligations Fund, the Parkstone Tax-Free Fund, the Parkstone Municipal Investor Fund, and the Parkstone Treasury Fund), provided that no more than 10% of the Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in Shares of the money market funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadvisers" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION--Transfer Agency and Fund Accounting Services") will not retain any portion of their usual asset-based service fees from a Fund that are attributable to investments by the Fund in Shares of those money market mutual funds if the fee is being taken in the Fund. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or money market funds of the Group are contained in the Statement of Additional Information.

PRIVATE ACTIVITY BONDS

The Tax-Free Income Funds may also invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If the Tax-Free Income Funds invest in private activity bonds which fall outside these categories, Shareholders may become subject to the alternative minimum tax on that part of the Tax-Free Income Fund's distributions derived from interest on such bonds. The Tax Reform Act generally does not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund and the Municipal Bond Fund" in the Statement of Additional Information.

PUT AND CALL OPTIONS

Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or the Subadvisers, as the case may be with respect to the International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written. When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will

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

cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced and International Funds, 20% of its net assets.

Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its option transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, the Tax-Free Income Funds may each acquire "puts" with respect to Municipal Securities or Michigan Municipal Securities, as the case may be, held in its portfolio. Under a put, such a Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tax-Free Income Funds will acquire puts solely to either facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or the Subadvisers, as the case may be, deem creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

PROSPECTUS--Investor B Shares          46

RESTRICTED SECURITIES

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Thus, subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven
(7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow funds by entering into reverse repurchase agreements and, in the case of the Income and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Funds's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although

                                       47          PROSPECTUS--Investor B Shares
such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the investment adviser's ability to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage although such transactions represent a form of leveraging.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined in the Statement of Additional Information).

None of the Funds, with the exception of the Michigan Fund, may:

       Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Michigan Fund may not:

       Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

PROSPECTUS--Investor B Shares          48

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that the Funds may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act rule, order or interpretation thereunder.

3. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes only of investment limitation number 1 above, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund.

Each Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

TRUSTEES

Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under

                                       49          PROSPECTUS--Investor B Shares
the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

The Trustees of the Group are Stephen G. Mintos* (Chairman), George R. Landreth*, Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses, and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. Those Trustees designated with an asterisk (*) are considered to be "interested persons" of the Group as defined in the 1940 Act.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and may receive fees from each of the Funds pursuant to the Investor B Distribution and Shareholder Service Plan described below. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Mintos and Mr. Landreth are employees of BISYS.

INVESTMENT ADVISER AND SUBADVISERS

First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly owned subsidiary of First of America Bank-Michigan, N.A., which is a wholly owned subsidiary of First of America Bank Corporation. First of America Bank Corporation currently has over $25 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1995, First of America managed over $10 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America also acts as investment adviser to the Trust Division of First of America Bank Corporation with respect to an additional $2.3 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Fund, through one or more subadvisers, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director--Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Christian S. Swantek, Vice President of First of America, is primarily responsible for the day-to-day management of the Tax-Free Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively. Prior to June 1993, Mr. Swantek was a portfolio manager at PNC Investment Management & Research and its various investment management affiliates.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from each of the Equity, Small Capitalization, High Income Equity and Balanced Funds, computed daily and paid monthly, at the annual rate of one percent (1%) of that Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of one and twenty-five hundredths percent (1.25%) of the first $50 Million of the International Fund's average daily net assets, one and twenty hundredths percent (1.20%) of average daily net assets between $50 Million and $100 Million, one and fifteen hundredths percent (1.15%) of average daily net assets between $100 Million and $400 Million and one and five hundredths percent (1.05%) of average daily net assets above $400 Million. For

PROSPECTUS--Investor B Shares          50
its services in connection with each Income Fund and Tax-Free Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of seventy-four one-hundredths of one percent (.74%) of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, First of America's fee is computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of each Money Market Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream Global Investors, Ltd., 300 Crescent Court, Suite 1605, Dallas, Texas 75201 ("Gulfstream"). Pursuant to the terms of such Sub-Investment Advisory Agreement Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for the day-to-day management of the International Fund's assets, reviews investment performance policies and guidelines and maintains certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing the International Fund to the Group's Board of Trustees. Gulfstream utilizes a team approach to the investment management of the International Fund to ensure a disciplined investment process designed to result in long-term performance consistent with its investment objective. No one person is responsible for the Fund's management. First of America may also render advice with respect to the International Fund's investments in the U.S.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of one-half percent (.50%) of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Fund which are invested in foreign securities, forty-five one hundredths percent (.45%) of such average daily net assets between $50 million and $100 million, forty one hundredths percent (.40%) of such average daily net assets between $100 million and $400 million and thirty one hundredths percent (.30%) of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream, 300 Crescent Court, Suite 1605, Dallas, Texas 75201, was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, holding a forty nine (49) percent interest in Gulfstream with options which would under certain circumstances permit it to acquire up to a seventy two (72) percent interest. Gulfstream has over $360 million in assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average twenty (20) years of investment experience and nine (9) years of international investment experience. As of January 3, 1994, Gulfstream managed over $300 million in international investment portfolios.

Prior to January 1, 1995, Ivory & Sime International, Inc. ("ISI" and Ivory & Sime plc ("ISplc" together with ISI, "Ivory & Sime") served as subadvisers to the International Fund. The Trustees voted unanimously to terminate this arrangement and replace it with the current subadvisory arrangement with Gulfstream. As required by the 1940 Act, the Shareholders of the International Discovery Fund and the Balanced Fund each approved the appointment of Gulfstream as subadviser, as well as the related Sub-Investment Advisory Agreements, at a meeting held on February 28, 1995.

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 49 percent ownership interest and its possession of

                                       51          PROSPECTUS--Investor B Shares
options enabling it to acquire up to a 72 percent ownership interest, First of America may be deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP--INVESTMENT ADVISER" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each fund of the Group, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Fund Services Ohio, Inc. are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically, at an annual rate of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Subadministrator First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed five one hundredths of one percent (.05%) of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor Shares and may receive compensation under the Distribution and Shareholder Service Plans described below.

EXPENSES

First of America, the Subadvisers and the Administrator each bear all expenses in connection with the performance of its services as investment adviser, subadviser and administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian, Transfer Agent and fund accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor B Shares and the other Classes of Shares of the Funds on the basis of the relative net asset value of each class. The various Classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plans.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the Shareholders of a particular class, including Investor Shares, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event,

PROSPECTUS--Investor B Shares          52

Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as Shareholder reports, prospectuses and proxies to current Shareholders; Blue Sky registration fees incurred by a class of Shares; Securities and Exchange Commission registration fees incurred by a class of Shares; expenses related to administrative personnel and services as required to support the Shareholders of a specific class; litigation or other legal expenses relating solely to one class of Shares; and Trustees' fees incurred as a result of issues relating solely to one class of Shares.

DISTRIBUTION PLAN FOR INVESTOR B SHARES

Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan") with respect to the Investor B Shares of each Fund. Pursuant to the Investor B Plan, each Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor B Shares, for certain expenses that are incurred in connection with Shareholder and distribution services. Pursuant to the Investor B Plan, a Fund is authorized to pay or reimburse BISYS, as Distributor of Investor B Shares, (a) a distribution fee in an amount not to exceed on an annual basis .75% of the average daily net asset value of Investor B Shares of a Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis .25% of the average daily net asset value of the Investor B Shares of a Fund (the "Service Fee"). Payments under the Investor B Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rates are set from time to time by the Board of Trustees. Payments of the Distribution Fee to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Participating Organizations for providing distribution assistance relating to Investor B Shares, and (ii) for promotional activities intended to result in the sale of Investor B Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current Shareholders, and payments of the Service Fee to the Distributor pursuant to the Investor B Plan will be used to compensate Participating Organizations for providing Shareholder services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B Shares.

Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of Investor B Shares of a Fund as accrued.

Pursuant to the Investor B Plan, the Distributor may enter into Rule 12b-1 Agreements with Participating Organizations for providing distribution assistance and shareholder services with respect to the Investor B Shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% of the average daily net asset value of the Investor B Shares held of record or beneficially by such Customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor B Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor B Shares; responding to inquiries from customers concerning their investment in Investor B Shares; and providing other similar services as may be reasonably requested. The shareholder services provided by Participating Organizations for which the Service Fee may be paid may include providing sub-accounting with respect to Investor B Shares beneficially owned by customers or the information necessary for sub-accounting; arranging for bank wires; and other continuing personal services to holders of Investor B Shares.

Actual distribution expenses for Investor B Shares at any given time may exceed the Rule 12b-1 fees and payments received pursuant to contingent deferred sales charges. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees and payments received from contingent deferred sales charges. If the Investor B Plan were terminated or not continued, the Group

                                       53          PROSPECTUS--Investor B Shares
would not be contractually obligated to pay for any expenses not previously reimbursed by the Group or recovered through contingent deferred sales charges.

Conflicts of interest restrictions may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission (the "Commission"), the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor B Shares.

As required by Rule 12b-1, the Investor B Plan was approved by the Trustees of the Group, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plan ("Independent Trustees"). The Investor B Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor B Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor B Shares. Any change in the Investor B Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plans may be amended by the Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor B Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP--Glass-Steagall Act") for further discussion.

HOW TO BUY INVESTOR B SHARES

Investor B Shares of each Fund are continuously offered and may be purchased directly either by mail, by telephone, or by wire. Investor B Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor B Shares, plus any applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

PROSPECTUS--Investor B Shares          54

BY MAIL

To purchase Investor B Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:

                          The Parkstone Group of Funds
                                  Dept. L-1270
                              Columbus, Ohio 43260

An Account Application Form can be obtained by calling the Group at (800) 451-8377.

BY TELEPHONE OR BY WIRE

To purchase Investor B Shares of any of the Funds by telephone or by wire, your Account Application Form must have been previously received by the Distributor. To place an order by telephone or by wire call the Group's toll-free number
(800) 451-8377. Payment for such Investor B Shares ordered by telephone may be made by check and must be received by the Group's custodian within seven calendar days of the telephone order. If payment for such Investor B Shares is not received within seven days, or if a check timely received does not clear, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor B Shares by wire, contact the Distributor for wire instructions.

OTHER INFORMATION REGARDING PURCHASES

Investor B Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by First of America Bank Corporation or one of its affiliates. Investor B Shares of the Funds sold to First of America Bank Corporation or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by First of America Bank Corporation or the affiliate. With respect to such Investor B Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor B Shares of the Funds will be recorded by First of America Bank Corporation or one of its affiliates and reflected in the account statements provided to Customers. First of America Bank Corporation or one of its affiliates may exercise voting authority for those Investor B Shares for which it has been granted authority by the Customer.

Investor B Shares of the Funds are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order to purchase Shares plus any applicable sales charge as described below. Purchases of Investor B Shares in any of the Funds will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of the Funds. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund.

The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact First of America Bank Corporation at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor B Shares of any Shareholder if, because of redemptions of Investor B Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Investor B Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor B Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor B

                                       55          PROSPECTUS--Investor B Shares

Shares. Before the Group exercises its right to redeem such Investor B Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Investor B Shares in the Shareholder's account is less than the minimum amount and will be allowed 60 days to make an additional investment in the appropriate Fund in an amount which will increase the value of the account to at least $1,000.

Depending upon the terms of a particular Customer account, First of America Bank Corporation or one of its affiliates may charge a Customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from First of America Bank Corporation or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of its Shares in whole or in part.

Every Shareholder will receive a confirmation of each new transaction in the Shareholder's account, which will also show the total number of Investor B Shares of the respective Fund of the Group owned by the Shareholder. Confirmation of purchases and redemptions of Investor B Shares of the Funds by First of America Bank Corporation or one of its affiliates on behalf of a Customer may be obtained from First of America Bank Corporation or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor B Shares of the Funds will not be issued.

AUTO INVEST PLAN

The Parkstone Group of Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Investor B Shares through automatic deduction from their bank accounts. With Shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "VALUATION OF SHARES" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application or a supplemental Auto Invest application that can be acquired by calling the Group at (800) 451-8377. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application or a supplemental Auto Invest application that can be acquired by calling the Group at (800) 451-8377. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group, c/o The Parkstone Group of Funds, 3435 Stelzer Road, Columbus, Ohio 43219 and may take up to 15 days to implement.

SALES CHARGES

Investor B Shares may be purchased only in amounts of less than $250,000. There is no sales charge imposed upon purchases of Investor B Shares, but investors may be subject to a contingent deferred sales charge of up to 4.00% when Investor B Shares are redeemed within four years after purchase. See "CONTINGENT DEFERRED SALES CHARGE" below.

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Plans, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. The Distributor also may, from time to time, arrange for the payment of additional consideration to dealers not to exceed 6.25% of the offering price per share on all sales of Investor B Shares as an expense of the Distributor or for which the Distributor may be reimbursed under the Investor B Plan or upon receipt of a contingent deferred sales

PROSPECTUS--Investor B Shares          56
charge. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of Shares of any of the Funds and other Funds of the Group. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of Shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

CONTINGENT DEFERRED SALES CHARGE

Investor B Shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge equal to a percentage of an amount equal to the lesser of the net asset value at the time of purchase of the Investor B Shares being redeemed or the net asset value of such Shares at the time of redemption, as set forth in the chart below:

  YEAR OF                CONTINGENT DEFERRED
REDEMPTION                   SALES CHARGE
 ---------                 ----------------
   First                        4.00%
  Second                        4.00%
   Third                        3.00%
  Fourth                        2.00%

Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor B Shares purchased through reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Investor B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Shares held for more than four years or Shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

For example, assume an investor purchased 100 Investor B Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor B Shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Investor B Shares (producing proceeds of $600), five of such Shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor B Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $450 of the $600 redemption proceeds will be subject to the charge of 4.00% ($18.00).

The contingent deferred sales charge is waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended, (the "Code")) of a shareholder (both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code

                                       57          PROSPECTUS--Investor B Shares

Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

DIRECTED DIVIDEND OPTION

A Shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRA's.

EXCHANGE PRIVILEGE

The exchange privilege enables Shareholders of Investor B Shares to acquire Investor B Shares that are offered by another fund of the Group with a different investment objective. This exchange privilege does not apply to other classes of Shares of a Fund. For example, holders of a Fund's Investor B Shares may not exchange their Shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their Shares for Investor B Shares.

Holders of Investor B Shares of one of the Group's Funds (including Investor B Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor B Shares at net asset value without any sales charge for Investor B Shares offered by any of the Group's other Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized.

An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes. A Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund of the Group in which the Shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "REDEEMING SHARES--By Telephone" below.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR B SHARES

Before purchasing Investor B Shares of a Fund, investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated Rule 12b-1 fee and potential contingent deferred sales charges on Investor B Shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fee on a traditionally-priced fund (the Group's Investor A Shares are an example of such a fund) purchased at the same time, and to what extent such differential would be offset by the higher yield of a traditionally-priced fund. In this regard, to the extent that the sales charge for the Investor A Shares is waived or reduced by one of the methods described above, investments in Investor A Shares become more desirable. The Group will refuse all purchase orders for Investor B Shares of over $250,000.

Although Investor A Shares are subject to a Rule 12b-1 fee, they are not subject to the higher Rule 12b-1 fee applicable to Investor B Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the

PROSPECTUS--Investor B Shares          58
initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Investor B Shares.

As described above, purchasers of Investor B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B Shares. Because the Group's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor B Shares would, however, own Shares that are subject to higher annual expenses and, for a four-year period, such Shares would be subject to a contingent deferred sales charge of up to 4.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this four-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B Shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fee on the Investor A Shares. Over time, the expense of the annual Rule 12b-1 fee on the Investor B Shares may equal or exceed the initial sales charge and annual Rule 12b-1 fee applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate Rule 12b-1 fees with respect to Investor B Shares on the Funds would equal or exceed the initial sales charge and aggregate Rule 12b-1 fees of Investor A Shares approximately eight years after the purchase. In order to reduce such fees of investors that hold Investor B Shares for more than eight years, Investor B Shares will be automatically converted to Investor A Shares, as described below, at the end of such eight-year period. This example assumes that the initial purchase of Investor A Shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor B Shares' administrative and Rule 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as an administrative and Rule 12b-1 fee, fluctuations in net asset value or the effect of different performance assumptions.

CONVERSION FEATURE

Investor B Shares which have been outstanding for eight years after the end of the month in which the Shares were initially purchased will automatically convert to Investor A Shares and, consequently, will no longer be subject to the higher Rule 12b-1 fee of the Investor B Plan. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fees applicable to Investor A Shares shall thereafter be applied to such converted Shares. Such investors will then benefit from the lower Rule 12b-1 fees of Investor A Shares. Because the per share net asset value of the Investor A Shares may be higher than that of the Investor B Shares at the time of conversion, a Shareholder may receive fewer Investor A Shares than the number of Investor B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor B Shares will not be considered a new purchase for purposes of the conversion feature.

The Investor A Shares into which the Investor B Shares will convert will differ only in the amount of the Rule 12b-1 fee assessed to the Shareholder. The Rule 12b-1 fee assessed to Investor A Shareholders is 0.25% of the average daily net assets of the Investor A Shares owned, rather than 1.00%.

If a Shareholder effects one or more exchanges among Investor B Shares of the Funds during the eight-year period, the holding period for Shares so exchanged will be counted toward such period.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor B Shares of the Fund are available to Shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted

                                       59          PROSPECTUS--Investor B Shares
or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRA's and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRA's on behalf of all eligible employees.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR-SEP/IRA")

A Parkstone SAR-SEP/IRA offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary reduction contributions.

All Parkstone IRA distribution requests must be made in writing to BISYS Fund Services Ohio, Inc. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.

For more information on any of the Parkstone IRA's or other retirement plan options available (401(k) Defined Contribution Plans, 403(b)(7) Defined Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax adviser on Parkstone IRA contribution and withdrawal requirements and restrictions.

HOW TO REDEEM YOUR INVESTOR B SHARES

Shareholders may redeem their Investor B Shares, subject to the contingent deferred sales charge described above, on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: BISYS Fund Services Ohio, Inc., c/o The Parkstone Group of Funds Department L-1270, Columbus, Ohio 43260-1270. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor B Shares may be redeemed by telephone if the Account Application Form reflects that the Shareholder has that capability. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day. Electronic payment requests may be made by the Shareholder by telephone to the Group at

PROSPECTUS--Investor B Shares          60

(800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.

The Group's Account Application Form provides that none of BISYS, the Transfer Agent, the Group or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, Shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the Shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Investor B Shares. With Shareholder authorization, the Transfer Agent will automatically redeem such Investor Shares at the net asset value on the fifteenth day of the month or quarter (or the next Business Day thereafter) and have the amount specified transferred according to the written instructions of the Shareholder. Shareholders participating in this Plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a Shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, Shareholders should call (800) 451-8377 for more information. Purchases of additional Investor Shares concurrently with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a Customer's Investor B Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at First of America Bank Corporation or one of its affiliates.

All redemption orders are effected at the net asset value per share next determined after the Investor Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor Shares in the Funds, less any applicable contingent deferred sales charge, may be more or less than the amount invested. Payment to Shareholders for such Investor Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from Shareholders for next day payments upon redemption of Investor Shares will be honored if received by the Transfer Agent before the last Valuation Time on a Business Day or, if received after the last Valuation Time, within two Business Days, unless it would be disadvantageous to that Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Group may be requested to redeem Investor B Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor Shares are purchased by wire transfer of federal funds. The

                                       61          PROSPECTUS--Investor B Shares

Group intends to pay cash for all Investor Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the right of redemption may be suspended.

HOW SHARES ARE VALUED

The net asset value of each class of Shares of the Funds, with the exception of the Money Market Funds, is determined and their Shares are priced as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
Time) on each Business Day (the "Valuation Time"). The net asset value of each class of Shares of Money Market Funds is determined and their Shares are priced as of noon and as of the close of trading on the New York Stock Exchange on each Business Day (the "Valuation Time"). A "Business Day" is a day on which the New York Stock Exchange is open for trading and the Federal Reserve Bank of Chicago is open and any other day (other than a day on which no Shares are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in its portfolio instruments that its net asset value per share might be materially affected. Currently, the New York Stock Exchange or the Federal Reserve Bank of Chicago will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding Shares of such class.

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL

Net income is declared monthly as a dividend to Shareholders at the close of business on the day of declaration and is generally paid monthly. Distributable net realized capital gains are distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares at net asset value as of the date of declaration, unless the Shareholder elects to receive dividends or distributions in cash or elects to participate in the Parkstone Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor B

PROSPECTUS--Investor B Shares          62

Plan. Each Fund's net investment income available for distribution to the holders of Investor B Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor B Shares.

Each of the Funds of the Group is treated as a separate entity for Federal income tax purposes, intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of its shareholders and intends to distribute all of its net income and capital gains so that it is not required to pay Federal income taxes on amounts so distributed to shareholders.

To avoid Federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a nondeductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. Finally, in order to permit the Municipal Bond Fund and the Michigan Fund each to distribute exempt-interest dividends which Shareholders may exclude from their gross taxable income for federal income tax purposes, at least 50% of such Fund's total assets must consist of obligations the interest on which is exempt from federal income tax as of the close of each fiscal quarter of such Fund.

A Shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A Shareholder will not be able to take the dividends-received deduction unless that Shareholder holds the Shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held Shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

Taxes may be imposed on the Funds, particularly the Balanced and International Funds, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its Shareholders. In this case, Shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular Shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to its Shareholders each year the amount, if any, of foreign taxes per share that it has elected to have treated as paid by its Shareholders.

Shareholders will be advised at least annually as to the Federal income tax consequences of distributions made during the year.

THE MUNICIPAL BOND FUND AND THE MICHIGAN FUND (THE "EXEMPT FUNDS")

Dividends derived from exempt-interest income may be treated by an Exempt Fund's Shareholders as items of interest excludable from their gross income. However, such dividends may be taxable to

                                       63          PROSPECTUS--Investor B Shares

Shareholders of the Municipal Bond Fund under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt-interest income, expenses of the Exempt Fund are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Exempt Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.) Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if an Exempt Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Exempt Funds will not be eligible for the dividends received deduction for corporations.

Under the Code, if a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend, although the Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus. In addition, dividends attributable to interest on certain private activity bonds may have to be included in Shareholders' income for purposes of calculating alternative minimum tax. See "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Fund" in the Statement of Additional Information for more information regarding the federal alternative minimum tax.

To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax. A Shareholder should consult his or her own tax adviser for any special advice.

Distributions by the Michigan Fund to holders of Shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a Shareholder of the Michigan Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Fund may represent taxable income. Investments held in the Michigan Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short term capital gains, if any, are taxable as ordinary income, whether received in cash or additional Shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal

PROSPECTUS--Investor B Shares          64
taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional Shares by the Michigan Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities are includable in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional Shares by the Michigan Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. Securities. Taxable long-term capital gains distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a Shareholder has held the Shares, except that such distributions reinvested in Shares of the Michigan Fund are exempt from the Michigan intangible personal property tax.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their Shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the Federal income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of Shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of Shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of Shares will be computed by dividing a class of Shares' net investment income per share earned during a recent one-month period by that class of Shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of Shares in supplemental sales literature which is accompanied or preceded by a prospectus and in Shareholder reports. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor B Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of Shares of the Funds, the net yield and total return on Investor B Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor B Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of Shares or Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services which indices may be published by such services or by other services or publications, including, but not limited to, ratings

                                       65          PROSPECTUS--Investor B Shares
published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION--Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by First of America Bank Corporation or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed below, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP

The Group was organized as a Massachusetts business trust in 1987 and currently offers sixteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the four Money Market Funds of the Group are offered in two separate classes: Investor A Shares and Institutional Shares. Each Share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares are without par value.

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, Shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor B Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor B Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of June 30, 1995, First of America Bank Corporation, through its wholly owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than

PROSPECTUS--Investor B Shares          66

25% of the Shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Investor B Shares, the Group also offers Investor A, Investor C and Institutional Shares of the Funds under an exemptive order granted by the Commission. A salesperson or other person entitled to receive compensation for selling or servicing the Shares may receive different compensation with respect to one particular class of Shares over another in the same Fund. The amount of dividends payable with respect to other Classes of Shares will differ from dividends on Investor B Shares as a result of the different Investor B Plan fees applicable to Investor B Shares and because Investor B Shares may bear different retail transfer agency expenses. For further details regarding these other Classes of Shares, call the Group at (800) 451-8377.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Fund Services Ohio, Inc., formerly known as The Winsbury Service Corporation, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Fund Services Ohio, Inc. is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. and BISYS are both owned by The BISYS Group, Inc.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

                                       67          PROSPECTUS--Investor B Shares

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS
Investor B Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan 49007

SUB-INVESTMENT ADVISER (INTERNATIONAL AND BALANCED FUNDS)
Gulfstream Global Investors, Ltd.
Suite 1605
300 Crescent Court
Dallas, Texas 75201

DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of California, N.A.
400 California Street
San Francisco, California 94145

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 E. Michigan Avenue
Kalamazoo, Michigan 49007

--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                               INVESTOR C SHARES
--------------------------------------------------------------------------------

                                  GROWTH FUNDS
                             PARKSTONE EQUITY FUND
                      PARKSTONE SMALL CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                            GROWTH AND INCOME FUNDS
                            PARKSTONE BALANCED FUND
                       PARKSTONE HIGH INCOME EQUITY FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND

                             TAX-FREE INCOME FUNDS
                         PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                       Prospectus dated October 13, 1995


                                  PARKSTONE
                                 MUTUAL FUNDS
                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS

INVESTOR C SHARES                              PROSPECTUS DATED OCTOBER 13, 1995

GROWTH FUNDS                                     For more information call:
Parkstone Equity Fund                            (800) 451-8377
Parkstone Small Capitalization Fund              or write to:
Parkstone International Discovery Fund           3435 Stelzer Road
                                                 Columbus, Ohio 43219
GROWTH AND INCOME FUNDS
Parkstone Balanced Fund
Parkstone High Income Equity Fund                THESE SECURITIES HAVE NOT
                                                 BEEN APPROVED OR
INCOME FUNDS                                     DISAPPROVED BY THE
Parkstone Bond Fund                              SECURITIES AND EXCHANGE
Parkstone Limited Maturity Bond Fund             COMMISSION OR ANY STATE
Parkstone Intermediate Government Obligations    SECURITIES COMMISSION NOR
  Fund                                           HAS THE COMMISSION OR ANY
Parkstone U.S. Government Income Fund            STATE SECURITIES COMMISSION
                                                 PASSED UPON THE ACCURACY OR
TAX-FREE INCOME FUNDS                            ADEQUACY OF THIS
Parkstone Municipal Bond Fund                    PROSPECTUS. ANY
Parkstone Michigan Municipal Bond Fund           REPRESENTATION TO THE
                                                 CONTRARY IS A CRIMINAL
                                                 OFFENSE

The Funds listed above are each of the eleven currently-offered series of The Parkstone Group of Funds (the "Group") which offer Investor C Shares. This Prospectus explains concisely what you should know before investing in the Investor C Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in the October 13, 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THE SHARES OF THE THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

                                                   PROSPECTUS--Investor C Shares

TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
Prospectus Summary...........................................................     4
Fee Tables...................................................................     8
Financial Highlights.........................................................    11
Investment Objectives and Policies...........................................    27
Risk Factors and Investment Techniques.......................................    37
Investment Restrictions......................................................    48
Management of the Funds......................................................    50
How to Buy Investor C Shares.................................................    54
Sales Charges................................................................    56
Contingent Deferred Sales Charge.............................................    57
Directed Dividend Option.....................................................    57
Exchange Privilege...........................................................    58
Factors to Consider When Selecting Investor C Shares.........................    58
Conversion Feature...........................................................    59
How to Redeem Your Investor C Shares.........................................    59
How Shares Are Valued........................................................    61
Dividends and Taxes..........................................................    61
Performance Information......................................................    64
Fundata(R)...................................................................    65
General Information..........................................................    65

PROSPECTUS--Investor C Shares          2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.
--------------------------------------------------------------------------------

                                                                  INVESTMENT
                                                   FINANCIAL      OBJECTIVES         RISK FACTORS AND
                       FUND                        HIGHLIGHTS    AND POLICIES     INVESTMENT TECHNIQUES

  Equity Fund                                          11              27                   28
  Small Capitalization Fund                            12              27                   28
  International Discovery Fund                         12              28                   29
  Balanced Fund                                        13              29                   30
  High Income Equity Fund                              13              30                   31
  Bond Fund                                            14              31                   33
  Limited Maturity Bond Fund                           14              31                   33
  Intermediate Government Obligations Fund             15              33                   34
  Government Income Fund                               15              34                   35
  Municipal Bond Fund                                  16              35                   37
  Michigan Municipal Bond Fund                         16              35                   37

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public fifteen separate investment portfolios, fourteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Investor C Shares of the following Funds:

       Parkstone Equity Fund (the "Equity Fund")
       Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Fund (the "Balanced Fund")
       Parkstone High Income Equity Fund (the "High Income Equity Fund") Parkstone Bond Fund (the "Bond Fund")
       Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate Government Obligations Fund")
       Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
       Parkstone Michigan Municipal Bond Fund (the "Michigan Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Equity, Small Capitalization and International Funds are collectively referred to as the "Growth Funds". The Balanced and High Income Equity Funds are collectively referred to as the "Growth and Income Funds". The Bond, Limited Maturity Bond, Intermediate Government Obligations and Government Income Funds are collectively referred to as the Income Funds. Finally, the Municipal Bond and Michigan Funds are collectively referred to as "Tax-Free Income Funds".

The Trustees of the Group have divided each of the Funds' beneficial ownership into an unlimited number of transferable units called shares (the "Shares"). Each Fund of the Group offers multiple classes of

                                       3           PROSPECTUS--Investor C Shares

Shares. This Prospectus describes one class of Shares of each Fund-Institutional Shares. Interested persons who wish to obtain a copy of the Prospectus of the other Classes of Shares of the Funds or a copy of the Group's most recent annual report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International and Balanced Funds for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or "Subadviser").

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor C Shares of the following funds of the
Group:

      GROWTH FUNDS
       Equity Fund
       Small Capitalization Fund
       International Fund
       GROWTH AND INCOME FUNDS
       Balanced Fund
       High Income Equity Fund
       INCOME FUNDS
       Bond Fund
       Limited Maturity Bond Fund
       Intermediate Government Obligations Fund
       Government Income Fund
       TAX-FREE INCOME FUNDS
       Municipal Bond Fund
       Michigan Fund

These Funds represent eleven separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust (the "Group") which is registered as an open-end, management investment company.

Offering Price and Sales Charges

The public offering price of Investor C Shares of each Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge of up to 1.00% when Investor C Shares are redeemed within one year of purchase.

Minimum Purchase

$1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein, although such investors are subject to a $50 minimum for each subsequent investment in such Fund.

PROSPECTUS--Investor C Shares          4

Investment Objectives

             FUND                               INVESTMENT OBJECTIVE
  Equity Fund                  seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks
  Small Capitalization Fund    seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks of small to medium-sized
                               companies
  International Fund           seeks the long-term growth of capital
  Balanced Fund                seeks current income, long-term capital growth and
                               conservation of capital
  High Income Equity Fund      primarily seeks current income by investing in a
                               diversified portfolio of high quality, dividend-paying
                               stocks and securities convertible into common stocks; a
                               secondary objective is growth of capital
  Bond Fund                    seeks to provide current income and preservation of
                               capital by investing in a portfolio of high and medium
                               grade fixed-income securities
  Limited Maturity Bond Fund   seeks to provide current income and preservation of
                               capital by investing in a portfolio of high and
                               medium-grade fixed income securities with remaining
                               maturities of six years or less
  Intermediate Government      seeks to provide current income with preservation of
  Obligations Fund             capital by investing in a diversified portfolio of U.S.
                               Government securities with remaining maturities of
                               twelve years or less
  Government Income Fund       seeks to provide shareholders with a high level of
                               current income consistent with prudent investment risk
  Municipal Bond Fund          seeks to provide current interest income which is
                               exempt from federal income taxes as well as
                               preservation of capital
  Michigan Fund                seeks income which is exempt from federal income tax
                               and Michigan state income and intangibles tax, although
                               such income may be subject to the federal alternative
                               minimum tax when received by certain shareholders; also
                               seeks preservation of capital

                                       5           PROSPECTUS--Investor C Shares

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:

             FUND                                 INVESTMENT POLICY
  Equity Fund                  at least 80% of their total assets in common stocks,
                               and securities convertible into common stocks, of
                               companies believed by the investment adviser to be
                               characterized by sound management and the ability to
                               finance expected growth
  Small Capitalization Fund    at least 80% of their total assets in common stocks,
                               and securities convertible into common stocks, of small
                               to medium-sized companies believed by the investment
                               adviser to be characterized by sound management and the
                               ability to finance expected growth
  International Fund           at least 65% of its total assets in an internationally
                               diversified portfolio of equity securities which trade
                               on markets in countries other than the United States
                               and which are issued by companies (i) domiciled in
                               countries other than the United States, or (ii) that
                               derive at least 50% of either their revenues or pre-tax
                               income from activities outside of the United States,
                               and (iii) which are ranked as small- or medium-sized
                               companies on the basis of their capitalization
  Balanced Fund                in any type or class of securities, including all types
                               of common stocks, fixed income securities and
                               securities convertible into common stocks. At least 25%
                               of the value of the Fund's total assets will be
                               invested in fixed income senior securities and up to
                               15% of the Fund's total assets may be invested in
                               foreign securities
  High Income Equity Fund      at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed by the investment adviser to be characterized
                               by sound management, the ability to finance expected
                               growth and the ability to pay above average dividends
  Bond Fund                    at least 80% of its total assets in bonds, debentures
                               and certain other debt securities specified herein
  Limited Maturity Bond Fund   at least 80% of the value of its total assets in bonds,
                               debentures and certain other debt securities specified
                               herein with remaining maturities of six years or less
  Intermediate Government      at least 80% of its total assets in obligations issued
  Obligations Fund             or guaranteed by the U.S. Government or its agencies or
                               instrumentalities and with remaining maturities of
                               twelve years or less
  Government Income Fund       at least 65% of its total assets in obligations issued
                               or guaranteed by the U.S. Government or its agencies or
                               instrumentalities; under current market conditions; up
                               to 80% of its total assets in mortgage-related
                               securities, which are issued or guaranteed by the U.S.
                               Government, its agencies and instrumentalities and by
                               nongovernmental entities, or greater amounts as
                               conditions warrant
  Municipal Bond Fund          at least 80% of its total assets in tax-exempt
                               obligations

PROSPECTUS--Investor C Shares          6

             FUND                                 INVESTMENT POLICY
  Michigan Fund                at least 80% of its total assets in debt securities of
                               all types; at least 65% of the net assets will be
                               invested in municipal securities issued by or on behalf
                               of the State of Michigan, its political subdivisions,
                               municipalities and public authorities

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks (see "RISK FACTORS AND INVESTMENT TECHNIQUES").

Investment Adviser

First of America Investment Corporation ("First of America") serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Fund, Gulfstream Global Investors, Ltd. ("Gulfstream") or "Subadviser" serves as subadviser.

Dividends and Capital Gains

Dividends from net income are declared and paid monthly. Net realized capital gains are distributed at least annually.

Distributor

BISYS Fund Services, formerly known as The Winsbury Company, ("BISYS") a partnership owned by The BISYS Group, Inc.

Transfer Agent

BISYS Fund Services Ohio, Inc., formerly known as The Winsbury Service Corporation (the "Transfer Agent"), a subsidiary of The BISYS Group, Inc.

                                       7           PROSPECTUS--Investor C Shares

FEE TABLES (INVESTOR C SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)................     None
Sales Charge on Reinvested Distributions....................................     None
Maximum Deferred Sales Charge on Redemptions(1).............................     None
Redemption Fees(2)..........................................................    1.00%
Exchange Fees...............................................................     None

------------
(1) A Contingent Deferred Sales Load is charged only with respect to Investor C Shares redeemed within one year of the date of purchase. (See "CONTINGENT DEFERRED SALES CHARGE" herein.)

(2) Although no such fee currently is in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*

                                                                                           TOTAL
                                                      MANAGEMENT    12B-1     OTHER      OPERATING
                                                         FEES       FEES(1)  EXPENSES    EXPENSES
                                                      ----------    -----    -------      -------
GROWTH FUNDS:
Equity Fund........................................      1.00%      1.00%      0.29%       2.29%
Small Capitalization Fund..........................      1.00%      1.00%      0.33%       2.33%
International Fund.................................      1.17%      1.00%      0.40%       2.57%
GROWTH AND INCOME FUNDS:
Balanced Fund......................................      0.75%      1.00%      0.50%       2.25%
High Income Equity Fund............................      1.00%      1.00%      0.32%       2.32%
INCOME FUNDS:
Bond Fund..........................................      0.70%      1.00%      0.32%       2.02%
Limited Maturity Bond Fund.........................      0.55%      1.00%      0.29%       1.84%
Intermediate Government Obligations Fund...........      0.70%      1.00%      0.34%       2.04%
Government Income Fund.............................      0.45%      1.00%      0.38%       1.83%
TAX-FREE INCOME FUNDS:
Municipal Bond Fund................................      0.55%      1.00%      0.25%       1.80%
Michigan Fund......................................      0.55%      1.00%      0.23%       1.78%

------------
* after expense reductions

(1) Pursuant to the Investor C Distribution and Shareholder Service Plan, each Fund is authorized to make payments under such Plan of up to an annual rate of 1.00% of the average daily net asset value of such Fund's Investor C Shares.

Absent the voluntary reduction of advisory fees and Other Expenses, Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Balanced Fund would have been 1.00%, 1.00% and 2.75%, respectively. Absent the voluntary reduction of administration fees and advisory fees, Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund would have been .74%, .62% and 2.36%, respectively. For the Limited Maturity Bond Fund they would have been .74%, .59% and 2.33%, respectively. For the Intermediate Government Obligations Fund they would have been .74%, .64% and 2.38%, respectively. For the Government Income Fund they are estimated to be .74%, .68% and 2.42%, respectively. For the Municipal Bond Fund they would have been .74%, .60% and 2.34%, respectively. For the Michigan Fund they would have been .74%, .58% and 2.32%, respectively. Absent the voluntary reduction of Other Expenses, Other Expenses and Total Expenses for the Equity Fund would have been .54% and 2.54%, respectively. For the Small Capitalization Fund they would have been .58% and 2.58%, respectively. For the High Income Fund they would have been .57% and 2.57%, respectively. (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")

PROSPECTUS--Investor C Shares          8

EXPENSE EXAMPLES

You would pay the following expenses on a $1,000 investment in Investor C Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                           1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                                           ------     ------     ------     -------
GROWTH FUNDS:
Equity Fund.............................................     $33        $72       $ 123       $263
International Fund......................................     $36        $80       $ 137       $290
Small Capitalization Fund...............................     $34        $73       $ 125       $267
GROWTH AND INCOME FUNDS:
Balanced Fund...........................................     $33        $70       $ 120       $258
High Income Equity Fund.................................     $34        $72       $ 124       $266
INCOME FUNDS:
Bond Fund...............................................     $31        $63       $ 109       $235
Limited Maturity Bond Fund..............................     $29        $58       $ 100       $216
Intermediate Government Obligations Fund................     $31        $64       $ 110       $237
Government Income Fund..................................     $29        $58       $  99       $215
TAX-FREE INCOME FUNDS:
Municipal Bond Fund.....................................     $28        $57       $  97       $212
Michigan Fund...........................................     $28        $56       $  96       $209

You would pay the following expenses on a $1,000 investment in Investor C Shares, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                                                           1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                                           ------     ------     ------     -------
GROWTH FUNDS:
Equity Fund.............................................     $23        $72       $ 123       $263
International Fund......................................     $26        $80       $ 137       $290
Small Capitalization Fund...............................     $24        $73       $ 125       $267
GROWTH AND INCOME FUNDS:
Balanced Fund...........................................     $23        $70       $ 120       $258
High Income Equity Fund.................................     $24        $72       $ 124       $266
INCOME FUNDS:
Bond Fund...............................................     $21        $63       $ 109       $235
Limited Maturity Bond Fund..............................     $19        $58       $ 100       $216
Intermediate Government Obligations Fund................     $21        $64       $ 110       $237
Government Income Fund..................................     $19        $58       $  99       $215
TAX-FREE INCOME FUNDS:
Municipal Bond Fund.....................................     $18        $57       $  97       $212
Michigan Fund...........................................     $18        $56       $  96       $209

The information set forth in the foregoing Fee Tables and examples relates only to Investor C Shares of the Funds. Each of the Funds also may offer other classes of Shares. The other classes of Shares of the Funds are subject to the same expenses except that the sales charges and level of Rule 12b-1 fees paid by holders of the different classes will differ.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor C Distribution and Shareholder Service Plan to a certain percent of total new gross share sales, plus interest. The Funds

                                       9           PROSPECTUS--Investor C Shares
would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor C Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may have invested in Investor C Shares of the Funds. See "MANAGEMENT OF THE FIXED INCOME FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor C Shares is based on estimates for the current fiscal year. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

PROSPECTUS--Investor C Shares          10

FINANCIAL HIGHLIGHTS

The table below sets forth certain information concerning the investment results of the Investor C Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1995 Annual Report to Shareholders.

The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P. (Limited Liability Partnership), independent accountants for the Group, whose report thereon is included in the Annual Report.

Also included for the information of Shareholders is information concerning the investment results of the Investor A Shares of the Group. This information is made available to allow Shareholders to evaluate the Investor A Shares into which the Investor C Shares will convert. See "CONVERSION FEATURE" below. With respect to the financial information regarding the Investor A Shares, on March 31, 1993, the Shareholders of all of the then-outstanding Funds of the Group approved the reclassification of such Fund's outstanding Shares into Investor A Shares and Institutional Shares. The financial information provided below with respect to the Investor A Shares and in the Annual Report include periods prior to such reclassification.

EQUITY FUND - INVESTOR C SHARES

                                                                                       NOVEMBER 16, 1994
                                                                                              TO
                                                                                       JUNE 30, 1995(F)
                                                                                       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD................................................         $16.29
                                                                                        -----------
Investment Activities
    Net investment income (loss)....................................................          (0.02)
    Net realized and unrealized gain (loss) on investments..........................           1.60
                                                                                           --------
         Total from Investment Activities...........................................           1.58
                                                                                           --------
Distributions
    Net investment income...........................................................
    Net realized gains..............................................................
    In excess of net realized gains.................................................          (1.47)
                                                                                         ----------
         Total Distributions........................................................          (1.47)
                                                                                         ----------
NET ASSET VALUE, END OF PERIOD......................................................         $16.40
                                                                                        -----------
                                                                                        -----------
Total Return (excluding sales and redemption charges)...............................          23.56%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)...............................................           $153
    Ratio of expenses to average net assets.........................................           2.27%(c)
    Ratio of net investment income to average net assets............................          (1.43)%(c)
    Ratio of expenses to average net assets*........................................           2.53%(c)
    Ratio of net investment income to average net assets*...........................          (1.70)%(c)
    Portfolio turnover..............................................................          46.39%(d)

                                       11          PROSPECTUS--Investor C Shares

SMALL CAPITALIZATION FUND - INVESTOR C SHARES

                                                                                       NOVEMBER 16, 1994
                                                                                              TO
                                                                                       JUNE 30, 1995(F)
                                                                                       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD................................................         $24.17
                                                                                       -----------------
Investment Activities
                                                                                              (0.05)
    Net investment income (loss)....................................................
    Net realized and unrealized gain (loss) on investments..........................           3.94
                                                                                       -----------------
         Total from Investment Activities...........................................           3.89
                                                                                       -----------------
Distributions
    Net investment income...........................................................
                                                                                              (2.15)
    Net realized gains..............................................................
                                                                                         ----------
         Total Distributions........................................................          (2.15)
                                                                                         ----------
NET ASSET VALUE, END OF PERIOD......................................................         $25.91
                                                                                       ================
Total Return (excluding sales and redemption charges)...............................          44.37%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)...............................................           $224
    Ratio of expenses to average net assets.........................................           3.53%(c)
    Ratio of net investment income to average net assets............................          (3.06)%(c)
    Ratio of expenses to average net assets*........................................           3.53%(c)
    Ratio of net investment income to average net assets*...........................          (3.06)%(c)
    Portfolio turnover..............................................................          50.53%(d)

INTERNATIONAL DISCOVERY FUND - INVESTOR C SHARES

                                                                                      NOVEMBER 16, 1994
                                                                                             TO
                                                                                      JUNE 30, 1995(F)
                                                                                      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................         $12.97
                                                                                       -----------
Investment Activities
    Net investment income (loss)...................................................           0.03
    Net realized and unrealized gain (loss) on investments and
      foreign currency transactions................................................           0.04
                                                                                          --------
         Total from Investment Activities..........................................           0.07
                                                                                          --------
Distributions
    Net investment income..........................................................
    Net realized gains.............................................................
    In excess of net realized gains................................................          (0.62)
                                                                                        ----------
         Total Distributions.......................................................          (0.62)
                                                                                        ----------
NET ASSET VALUE, END OF PERIOD.....................................................         $12.42
                                                                                       -----------
                                                                                       -----------
Total Return (excluding sales and redemption charges)..............................          (1.15)%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..............................................            $82
    Ratio of expenses to average net assets........................................           2.32%(c)
    Ratio of net investment income to average net assets...........................           1.74%(c)
    Ratio of expenses to average net assets*.......................................           3.27%(c)
    Ratio of net investment income to average net assets*..........................           0.79%(c)
    Portfolio turnover.............................................................         104.39%(d)

PROSPECTUS--Investor C Shares          12

BALANCED FUND - INVESTOR C SHARES

                                                                                        NOVEMBER 16, 1994
                                                                                               TO
                                                                                        JUNE 30, 1995(F)
                                                                                        -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................................         $11.13
                                                                                         -----------
Investment Activities
    Net investment income............................................................           0.09
    Net realized and unrealized gain (loss) on investments...........................           1.16
                                                                                            --------
         Total from Investment Activities............................................           1.25
                                                                                            --------
Distributions
    Net investment income............................................................          (0.10)
    Net realized gains...............................................................
    In excess of net realized gains..................................................          (0.16)
                                                                                          ----------
         Total Distributions.........................................................          (0.26)
                                                                                          ----------
NET ASSET VALUE, END OF PERIOD.......................................................         $12.12
                                                                                         -----------
                                                                                         -----------
Total Return (excluding sales and redemption charges)................................          17.53%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)................................................           $114
    Ratio of expenses to average net assets..........................................           2.16%(c)
    Ratio of net investment income to average net assets.............................           1.65%(c)
    Ratio of expenses to average net assets*.........................................           2.68%(c)
    Ratio of net investment income to average net assets*............................           1.13%(c)
    Portfolio turnover...............................................................         250.66%(d)

HIGH INCOME EQUITY FUND - INVESTOR C SHARES

                                                                                        NOVEMBER 16, 1994
                                                                                               TO
                                                                                        JUNE 30, 1995(F)
                                                                                        -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................................         $13.38
                                                                                         -----------
Investment Activities
    Net investment income............................................................           0.11
    Net realized and unrealized gain (loss) on investments...........................           1.17
                                                                                            --------
         Total from Investment Activities............................................           1.28
                                                                                            --------
Distributions
    Net investment income............................................................          (0.11)
    In excess of net investment income...............................................          (0.01)
    Net realized gains...............................................................
    In excess of net realized gains..................................................
                                                                                          ----------
         Total Distributions.........................................................          (0.12)
                                                                                          ----------
NET ASSET VALUE, END OF PERIOD.......................................................         $14.54
                                                                                         -----------
                                                                                         -----------
Total Return (excluding sales and redemption charges)................................           9.71%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)................................................            $25
    Ratio of expenses to average net assets..........................................           2.30%(c)
    Ratio of net investment income to average net assets.............................           1.88%(c)
    Ratio of expenses to average net assets*.........................................           2.55%(c)
    Ratio of net investment income to average net assets*............................           1.62%(c)
    Portfolio turnover...............................................................          77.70%(d)

                                       13          PROSPECTUS--Investor C Shares

BOND FUND - INVESTOR C SHARES

                                                                                        NOVEMBER 16, 1994
                                                                                               TO
                                                                                        JUNE 30, 1995(F)
                                                                                        ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................................          $9.02
                                                                                          ----------
Investment Activities
    Net investment income............................................................           0.22
    Net realized and unrealized gain (loss) on investments...........................           0.62
                                                                                            --------
         Total from Investment Activities............................................           0.84
                                                                                            --------
Distributions
    Net investment income............................................................          (0.22)
    In excess of net investment income...............................................
    Net realized gains...............................................................
    In excess of net realized gains..................................................
                                                                                          ----------
         Total Distributions.........................................................          (0.22)
                                                                                          ----------
NET ASSET VALUE, END OF PERIOD.......................................................          $9.64
                                                                                          ----------
                                                                                          ----------
Total Return (excluding sales and redemption charges)................................           8.41%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)................................................            $28
    Ratio of expenses to average net assets..........................................           1.99%(c)
    Ratio of net investment income to average net assets.............................           5.62%(c)
    Ratio of expenses to average net assets*.........................................           2.26%(c)
    Ratio of net investment income to average net assets*............................           5.36%(c)
    Portfolio turnover...............................................................        1010.64%(d)

LIMITED MATURITY BOND FUND - INVESTOR C SHARES

                                                                                        NOVEMBER 16, 1994
                                                                                               TO
                                                                                        JUNE 30, 1995(F)
                                                                                        ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................................          $9.35
                                                                                          ----------
Investment Activities
    Net investment income............................................................           0.20
    Net realized and unrealized gain (loss) on investments...........................           0.17
                                                                                            --------
         Total from Investment Activities............................................           0.37
                                                                                            --------
Distributions
    Net investment income............................................................          (0.19)
    Net realized gains...............................................................
    In excess of net realized gains..................................................
                                                                                          ----------
         Total Distributions.........................................................          (0.19)
                                                                                          ----------
NET ASSET VALUE, END OF PERIOD.......................................................          $9.53
                                                                                          ----------
                                                                                          ----------
Total Return (excluding sales and redemption charges)................................           3.58%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)................................................
    Ratio of expenses to average net assets..........................................           1.18%(c)
    Ratio of net investment income to average net assets.............................           5.61%(c)
    Ratio of expenses to average net assets*.........................................           1.18%(c)
    Ratio of net investment income to average net assets*............................           5.61%(c)
    Portfolio turnover...............................................................         397.97%(d)

PROSPECTUS--Investor C Shares          14

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR C SHARES

                                                                                        NOVEMBER 16, 1994
                                                                                               TO
                                                                                        JUNE 30, 1995(F)
                                                                                        ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................................          $9.42
                                                                                          ----------
Investment Activities
    Net investment income............................................................           0.18
    Net realized and unrealized gain (loss) on investments...........................           0.33
                                                                                            --------
         Total from Investment Activities............................................           0.51
                                                                                            --------
Distributions
    Net investment income............................................................          (0.17)
    Net realized gains...............................................................
    In excess of net realized gains..................................................
                                                                                          ----------
         Total Distributions.........................................................          (0.17)
                                                                                          ----------
NET ASSET VALUE, END OF PERIOD.......................................................          $9.76
                                                                                          ----------
                                                                                          ----------
Total Return (excluding sales and redemption charges)................................           5.21%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)................................................             $9
    Ratio of expenses to average net assets..........................................           2.09%(c)
    Ratio of net investment income to average net assets.............................           4.24%(c)
    Ratio of expenses to average net assets*.........................................           2.36%(c)
    Ratio of net investment income to average net assets*............................           3.98%(c)
    Portfolio turnover...............................................................         549.13%(d)

GOVERNMENT INCOME FUND - INVESTOR C SHARES

                                                                                        NOVEMBER 16, 1994
                                                                                               TO
                                                                                        JUNE 30, 1995(F)
                                                                                        ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................................          $9.12
                                                                                          ----------
Investment Activities
    Net investment income............................................................           0.28
    Net realized and unrealized gain (loss) on investments...........................           0.24
                                                                                            --------
         Total from Investment Activities............................................           0.52
                                                                                            --------
Distributions
    Net investment income............................................................          (0.25)
    Tax return of capital............................................................          (0.03)
                                                                                          ----------
         Total Distributions.........................................................          (0.28)
                                                                                          ----------
NET ASSET VALUE, END OF PERIOD.......................................................          $9.36
                                                                                          ----------
                                                                                          ----------
Total Return (excluding sales and redemption charges)................................           5.26%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)................................................            $29
    Ratio of expenses to average net assets..........................................           2.88%(c)
    Ratio of net investment income to average net assets.............................          11.54%(c)
    Ratio of expenses to average net assets*.........................................           2.88%(c)
    Ratio of net investment income to average net assets*............................          11.54%(c)
    Portfolio turnover...............................................................         114.71%(d)

                                       15          PROSPECTUS--Investor C Shares

MUNICIPAL BOND FUND - INVESTOR C SHARES

                                                                                       NOVEMBER 16, 1994
                                                                                              TO
                                                                                      JUNE 30, 1995(F)(H)
                                                                                      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................           $9.88
                                                                                      -------------------
Investment Activities
                                                                                              (0.03)
    Net investment income (loss)...................................................
    Net realized and unrealized gain (loss) on investments.........................            0.65
                                                                                      -------------------
         Total from Investment Activities..........................................            0.62
                                                                                      -------------------
Distributions
                                                                                              (0.14)
    Net investment income..........................................................
    Net realized gains
                                                                                              (0.16)
    In excess of net realized gains................................................
                                                                                        -----------
         Total Distributions.......................................................           (0.30)
                                                                                        -----------
NET ASSET VALUE, END OF PERIOD.....................................................          $10.20
                                                                                       ------------
                                                                                       ------------
Total Return (excluding sales and redemption charges)..............................            3.47%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..............................................
    Ratio of expenses to average net assets........................................            0.71%(c)
    Ratio of net investment income to average net assets...........................           (0.54)%(c)
    Ratio of expenses to average net assets*.......................................            0.71%(c)
    Ratio of net investment income to average net assets*..........................           (0.54)%(c)
    Portfolio turnover.............................................................           35.15%(d)

MICHIGAN FUND - INVESTOR C SHARES

                                                                                       NOVEMBER 16, 1994
                                                                                              TO
                                                                                      JUNE 30, 1995(F)(H)
                                                                                      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................          $10.11
                                                                                      -------------------
Investment Activities
                                                                                              (0.02)
    Net investment income (loss)...................................................
    Net realized and unrealized gain (loss) on investments.........................            0.62
                                                                                      -------------------
         Total from Investment Activities..........................................            0.60
                                                                                      -------------------
Distributions
    Net investment income..........................................................
                                                                                              (0.17)
    In excess of net investment income.............................................
    Net realized gains.............................................................
    In excess of net realized gains................................................
                                                                                        -----------
         Total Distributions.......................................................           (0.17)
                                                                                        -----------
NET ASSET VALUE, END OF PERIOD.....................................................          $10.54
                                                                                      ==================
Total Return (excluding sales and redemption charges)..............................            3.39%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..............................................
    Ratio of expenses to average net assets........................................            0.48%(c)
    Ratio of net investment income to average net assets...........................           (0.32)%(c)
    Ratio of expenses to average net assets*.......................................            0.48%(c)
    Ratio of net investment income to average net assets*..........................           (0.32)%(c)
    Portfolio turnover.............................................................           26.06%(d)

PROSPECTUS--Investor C Shares          16

EQUITY FUND - INVESTOR A SHARES

                                                        YEAR ENDED JUNE 30,
                              ------------------------------------------------------------------------
                                      INVESTOR A SHARES                                                     OCT. 31, 1988
                              ---------------------------------                                                  TO
                               1995         1994        1993(B)        1992        1991         1990      JUNE 30, 1989(A)
                              -------      -------      -------      --------    --------     --------    -----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................    $14.69       $15.11       $12.80        $11.69      $12.37       $11.48           $10.00
                                -----        -----        -----         -----       -----        -----        ---------
Investment Activities
    Net investment income
      (loss)...............     (0.12)       (0.10)       (0.01)         0.17        0.45         0.30             0.20
    Net realized and
      unrealized gain
      (loss) on
      investments..........      3.46        (0.28)        2.74          1.59       (0.53)        1.86             1.47
                                  ---         ----          ---           ---        ----          ---          -------
        Total from
          Investment
          Activities.......      3.34        (0.38)        2.73          1.76       (0.08)        2.16             1.67
                                  ---         ----          ---           ---        ----          ---          -------
Distributions
    Net investment
      income...............                               (0.02)        (0.17)      (0.45)       (0.28)           (0.19)
    Net realized gains.....     (0.48)       (0.04)       (0.40)        (0.48)      (0.15)       (0.99)
    In excess of net
      realized gains.......     (0.99)
                                 ----         ----         ----          ----        ----         ----         --------
        Total
          Distributions....     (1.47)       (0.04)       (0.42)        (0.65)      (0.60)       (1.27)           (0.19)
                                 ----         ----         ----          ----        ----         ----         --------
NET ASSET VALUE, END OF
  PERIOD...................    $16.56       $14.69       $15.11        $12.80      $11.69       $12.37           $11.48
                                -----        -----        -----         -----       -----        -----        ---------
                                -----        -----        -----         -----       -----        -----        ---------
Total Return (excluding
  sales and redemption
  charges).................     24.85%       (2.57)%      21.42%        15.18%      (0.45)%      19.23%           16.83%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000).........   $43,803      $36,108      $26,460      $407,782    $298,655     $247,683         $180,124
    Ratio of expenses to
      average net assets...      1.51%        1.38%        1.28%         1.18%       1.10%        1.07%            1.06%(c)
    Ratio of net investment
      income to average net
      assets...............     (0.87)%      (0.75)%      (0.12)%        1.24%       3.87%        2.51%            2.80%(c)
    Ratio of expenses to
      average net
      assets*..............      1.54%        1.53%        1.35%         1.26%       1.28%        1.29%            1.31%(c)
    Ratio of net investment
      income to average net
      assets*..............     (0.90)%      (0.90)%      (0.19)%        1.15%       3.69%        2.29%            2.55%(c)
    Portfolio turnover.....     46.39%(d)    70.87%(d)    66.48%(d)     93.76%     189.26%      136.95%           87.30%

                                       17          PROSPECTUS--Investor C Shares

SMALL CAPITALIZATION FUND - INVESTOR A SHARES

                                                        YEAR ENDED JUNE 30,
                               ----------------------------------------------------------------------
                                       INVESTOR A SHARES                                                   OCT. 31, 1988
                               ---------------------------------                                                TO
                                1995         1994        1993(B)        1992        1991       1990      JUNE 30, 1989(A)
                               -------      -------      -------      --------    --------    -------    -----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................    $19.75       $20.31       $14.64        $13.58      $14.82     $11.59          $10.00
                                 -----        -----        -----         -----       -----      -----      ----------
Investment Activities
    Net investment income
      (loss)................     (0.18)       (0.15)       (0.13)        (0.08)       0.14       0.04            0.06
    Net realized and
      unrealized gain (loss)
      on investments........      8.46         0.09         6.75          1.89       (1.24)      3.23            1.59
                                   ---          ---          ---           ---        ----        ---        --------
        Total from
          Investment
          Activities........      8.28        (0.06)        6.62          1.81       (1.10)      3.27            1.65
                                   ---         ----          ---           ---        ----        ---        --------
Distributions
    Net investment income...
    Net realized gains......     (2.15)       (0.50)       (0.95)        (0.75)
                                  ----         ----         ----          ----
        Total
          Distributions.....     (2.15)       (0.50)       (0.95)        (0.75)      (0.14)     (0.04)          (0.06)
                                  ----         ----         ----          ----        ----       ----       ---------
NET ASSET VALUE, END OF
  PERIOD....................    $25.88       $19.75       $20.31        $14.64      $13.58     $14.82          $11.59
                                 -----        -----        -----         -----       -----      -----      ----------
                                 -----        -----        -----         -----       -----      -----      ----------
Total Return (excluding
  sales and redemption
  charges)..................     44.88%       (0.55)%      45.77%        12.95%      (6.76)%    28.28%          16.60%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)..........   $71,984      $42,791      $27,976      $180,079    $107,500    $94,517         $53,917
    Ratio of expenses to
      average net assets....      1.55%        1.40%        1.29%         1.19%       1.15%      1.11%           1.29%(c)
    Ratio of net investment
      income to average net
      assets................     (1.27)%      (1.24)%      (1.02)%       (0.61)%      1.08%      0.37%           0.80%(c)
    Ratio of expenses to
      average net assets*...      1.58%        1.55%        1.36%         1.28%       1.33%      1.33%           1.54%(c)
    Ratio of net investment
      income to average net
      assets*...............     (1.30)%      (1.39)%      (1.09)%       (0.70)%      0.90%      0.15%           0.55%(c)
    Portfolio turnover......     50.53%(d)    72.64%(d)    71.21%(d)     95.02%     139.66%     83.10%          51.79%

PROSPECTUS--Investor C Shares          18

INTERNATIONAL DISCOVERY FUND - INVESTOR A SHARES

                                                                   YEAR ENDED JUNE 30,     DECEMBER 29, 1992
                                                                   -------------------            TO
                                                                    1995        1994      JUNE 30, 1993(A)(B)
                                                                    ----        ----       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD............................    $13.18      $11.50           $10.00
                                                                    ------      ------     ------------
Investment Activities
    Net investment income (loss)................................      0.03       (0.02)            0.03
    Net realized and unrealized gain (loss) on investments
      and foreign currency transactions.........................     (0.36)       1.74             1.48
                                                                     -----         ---        ---------
         Total from Investment Activities.......................     (0.33)       1.72             1.51
                                                                     -----         ---        ---------
Distributions
    Net investment income.......................................                 (0.02)           (0.01)
    Net realized gains..........................................                 (0.02)
    In excess of net realized gains.............................     (0.62)
                                                                     -----       -----      -----------
         Total Distributions....................................     (0.62)      (0.04)           (0.01)
                                                                     -----       -----      -----------
NET ASSET VALUE, END OF PERIOD..................................    $12.23      $13.18           $11.50
                                                                    ------      ------     ------------
                                                                    ------      ------     ------------
Total Return (excluding sales and redemption charges)...........     (2.19)%     14.99%           15.11%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)...........................   $34,228     $36,297           $8,353
    Ratio of expenses to average net assets.....................      1.78%       1.63%            1.64%(c)
    Ratio of net investment income to average net assets........      0.08%      (0.29)%           1.02%(c)
    Ratio of expenses to average net assets*....................      1.91%       1.84%            1.81%(c)
    Ratio of net investment income to average net assets*.......     (0.06)%     (0.49)%           0.85%(c)
    Portfolio turnover(d).......................................    104.39%      37.23%           12.47%

BALANCED FUND - INVESTOR A SHARES

                                                              YEAR ENDED JUNE 30,
                                                       ----------------------------------
                                                               INVESTOR A SHARES             JANUARY 31, 1992
                                                       ----------------------------------           TO
                                                        1995         1994         1993(B)    JUNE 30, 1992(A)
                                                       ------       -------       -------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD................   $10.67        $11.09         $9.68          $10.00
                                                       ------        ------         -----     -----------
Investment Activities
    Net investment income...........................     0.28          0.26          0.28            0.14
    Net realized and unrealized gain (loss) on
      investments...................................     1.69         (0.43)         1.42           (0.34)
                                                          ---         -----           ---      ----------
         Total from Investment Activities...........     1.97         (0.17)         1.70           (0.20)
                                                          ---         -----           ---      ----------
Distributions
    Net investment income...........................    (0.29)        (0.25)        (0.29)          (0.12)
    Net realized gains..............................    (0.01)
    In excess of net realized gains.................    (0.15)
                                                        -----         -----         -----      ----------
         Total Distributions........................    (0.45)        (0.25)        (0.29)          (0.12)
                                                        -----         -----         -----      ----------
NET ASSET VALUE, END OF PERIOD......................   $12.19        $10.67        $11.09           $9.68
                                                       ------        ------        ------      ----------
                                                       ------        ------        ------      ----------
Total Return (excluding sales and redemption
  charges)..........................................    18.96%        (1.63)%       17.74%          (2.06)%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)...............   ......       $12,849       $11,901          $6,115
    Ratio of expenses to average net assets.........     1.47%         1.18%         1.18%           1.19%(c)
    Ratio of net investment income to average net
      assets........................................     2.56%         2.38%         2.66%           3.46%(c)
    Ratio of expenses to average net assets*........     1.78%         1.63%         1.53%           1.50%(c)
    Ratio of net investment income to average net
      assets*.......................................     2.23%         1.93%         2.31%           3.13%(c)
    Portfolio turnover..............................   250.66%(d)    192.39%(d)    177.99%(d)        47.58%

                                       19          PROSPECTUS--Investor C Shares

HIGH INCOME EQUITY FUND - INVESTOR A SHARES

                                                        YEAR ENDED JUNE 30,
                                  ----------------------------------------------------------------
                                       INVESTOR A SHARES                                                   OCT. 31, 1988
                                -------------------------------                                                 TO
                                1995         1994        1993(B)        1992        1991       1990      JUNE 30, 1989(A)
                                ----         ----        ------         ----        ----       ----       --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................    $13.50       $14.69       $13.14        $12.48      $12.19     $11.35          $10.00
                                 -----        -----        -----         -----       -----      -----      ----------
Investment Activities
    Net investment income...      0.36         0.37         0.45          0.54        0.57       0.56            0.35
    Net realized and
      unrealized gain (loss)
      on investments........      1.00        (0.56)        1.69          0.99        0.38       1.04            1.32
                                   ---         ----          ---           ---         ---        ---        --------
        Total from
          Investment
          Activities........      1.36        (0.19)        2.14          1.53        0.95       1.60            1.67
                                   ---         ----          ---           ---         ---        ---        --------
Distributions
    Net investment income...     (0.36)       (0.37)       (0.45)        (0.54)      (0.59)     (0.54)          (0.32)
    In excess of net
      investment income.....     (0.01)
    Net realized gains......                  (0.24)       (0.14)        (0.33)      (0.07)     (0.22)
    In excess of net
      realized gains........                  (0.39)
                                  ----         ----         ----          ----        ----       ----       ---------
        Total
          Distributions.....     (0.37)       (1.02)       (0.59)        (0.87)      (0.66)     (0.76)          (0.32)
                                  ----         ----         ----          ----        ----       ----       ---------
NET ASSET VALUE, END OF
  PERIOD....................    $14.49       $13.50       $14.69        $13.14      $12.48     $12.19          $11.35
                                 -----        -----        -----         -----       -----      -----      ----------
                                 -----        -----        -----         -----       -----      -----      ----------
Total Return (excluding
  sales and redemption
  charges)..................     10.32%       (1.63)%      16.71%        12.56%       8.22%     14.37%          16.97%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)..........   $71,063      $76,108      $50,000      $270,549    $150,980    $96,344         $66,367
    Ratio of expenses to
      average net assets....      1.54%        1.40%        1.29%         1.19%       1.13%      1.11%           1.16%(c)
    Ratio of net investment
      income to average net
      assets................      2.65%        2.56%        3.24%         4.12%       4.75%      4.69%           4.92%(c)
    Ratio of expenses to
      average net assets*...      1.57%        1.55%        1.36%         1.27%       1.31%      1.33%           1.41%(c)
    Ratio of net investment
      income to average net
      assets*...............      2.61%        2.41%        3.17%         4.03%       4.57%      4.47%           4.67%(c)
    Portfolio turnover......     77.70%(d)    69.35%(d)    67.26%(d)     68.42%     115.68%     53.08%          29.55%

PROSPECTUS--Investor C Shares          20

BOND FUND - INVESTOR A SHARES

                                                        YEAR ENDED JUNE 30,
                                 -----------------------------------------------------------------
                                      INVESTOR A SHARES                                                    OCT. 31, 1988
                               -------------------------------                                                  TO
                               1995         1994        1993(B)        1992        1991        1990      JUNE 30, 1989(A)
                               ----         ----        -------        ----        ----        ----       --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................     $9.30       $10.54       $10.54        $10.07      $10.00      $10.11           $10.00
                                 ----        -----        -----         -----       -----       -----        ---------
Investment Activities
    Net investment
      income...............      0.58         0.59         0.71          0.75        0.77        0.78             0.53
    Net realized and
      unrealized gain
      (loss) on
      investments..........      0.38        (0.72)        0.47          0.56        0.08       (0.11)            0.09
                                  ---         ----          ---           ---         ---        ----          -------
        Total from
          Investment
          Activities.......      0.96        (0.13)        1.18          1.31        0.85        0.67             0.62
                                  ---         ----          ---           ---         ---         ---          -------
Distributions
    Net investment
      income...............     (0.58)       (0.57)       (0.73)        (0.76)      (0.78)      (0.78)           (0.51)
    In excess of net
      investment income....     (0.01)
    Net realized gains.....                               (0.45)        (0.08)
    In excess of net
      realized gains.......                  (0.54)
                                 ----         ----         ----          ----        ----        ----         --------
        Total
          Distributions....     (0.59)       (1.11)       (1.18)        (0.84)      (0.78)      (0.78)           (0.51)
                                 ----         ----         ----          ----        ----        ----         --------
NET ASSET VALUE, END OF
  PERIOD...................     $9.67        $9.30       $10.54        $10.54      $10.07      $10.00           $10.11
                                 ----         ----        -----         -----       -----       -----        ---------
                                 ----         ----        -----         -----       -----       -----        ---------
Total Return (excluding
  sales and redemption
  charges).................     10.85%       (1.62)%      11.93%        13.47%       8.80%       6.94%            6.42%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000).........   $17,572      $18,391      $18,562      $477,526    $432,225    $316,477         $123,928
    Ratio of expenses to
      average net assets...      1.24%        0.98%        0.89%         0.87%       0.84%       0.81%            0.82%(c)
    Ratio of net investment
      income to average net
      assets...............      6.32%        5.86%        6.47%         7.19%       7.72%       8.04%            8.06%(c)
    Ratio of expenses to
      average net
      assets*..............      1.39%        1.27%        1.07%         1.01%       1.02%       1.02%            1.06%(c)
    Ratio of net investment
      income of average net
      assets*..............      6.17%        5.57%        6.29%         7.05%       7.54%       7.83%            7.82%(c)
    Portfolio turnover.....   1010.64%(d)   893.27%(d)   443.98%(d)    289.38%     339.74%     314.71%          121.08%

                                       21          PROSPECTUS--Investor C Shares

LIMITED MATURITY BOND FUND - INVESTOR A SHARES

                                                         YEAR ENDED JUNE 30,
                                ---------------------------------------------------------------------
                                        INVESTOR A SHARES                                                  OCT. 31, 1988
                                ---------------------------------                                               TO
                                 1995         1994        1993(B)        1992       1991       1990      JUNE 30, 1989(A)
                                -------      -------      -------      --------    -------    -------    -----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................     $9.57       $10.18       $10.25         $9.93      $9.88     $10.08          $10.00
                                   ----        -----        -----          ----       ----      -----      ----------
Investment Activities
    Net investment income....      0.56         0.62         0.65          0.71       0.72       0.83            0.53
    Net realized and
      unrealized gain (loss)
      on investments.........      0.13        (0.58)        0.13          0.35       0.10      (0.15)           0.02
                                    ---         ----          ---           ---        ---       ----        --------
        Total from Investment
          Activities.........      0.60         0.04         0.78          1.06       0.82       0.68            0.55
                                    ---          ---          ---           ---        ---        ---        --------
Distributions
    Net investment income....     (0.55)       (0.61)       (0.69)        (0.71)     (0.73)     (0.83)          (0.47)
    Net realized gains.......                               (0.16)        (0.03)     (0.04)     (0.05)
    In excess of net realized
      gains..................                  (0.04)
                                   ----         ----         ----          ----       ----       ----       ---------
        Total
          Distributions......     (0.55)       (0.65)       (0.85)        (0.74)     (0.77)     (0.88)          (0.47)
                                   ----         ----         ----          ----       ----       ----       ---------
NET ASSET VALUE, END OF
  PERIOD.....................     $9.71        $9.57       $10.18        $10.25      $9.93      $9.88          $10.08
                                   ----         ----        -----         -----       ----       ----      ----------
                                   ----         ----        -----         -----       ----       ----      ----------
Total Return (excluding sales
  and redemption charges)....      7.53%        0.32%        7.96%        11.00%      8.66%      7.10%           5.70%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)...........   $18,930      $24,907      $18,060      $117.241    $70,870    $43,696         $71,627
    Ratio of expenses to
      average net assets.....      1.05%        0.86%        0.75%         0.83%      0.91%      0.92%           0.88%(c)
    Ratio of net investment
      Income to average net
      assets.................      5.89%        6.22%        6.41%         7.13%      7.47%      8.01%           8.19%(c)
    Ratio of expenses to
      average net assets*....      1.36%        1.30%        1.08%         1.05%      1.10%      1.14%           1.12%(c)
    Ratio of net investment
      income to average net
      assets*................      5.58%        5.78%        6.08%         6.91%      7.28%      7.79%           7.95%(c)
    Portfolio turnover.......    397.97%(d)   353.28%(d)   123.10%(d)     87.75%    161.32%    319.11%         117.37%

PROSPECTUS--Investor C Shares          22

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR A SHARES

                                                        YEAR ENDED JUNE 30,
                                 -----------------------------------------------------------------
                                      INVESTOR A SHARES                                                    OCT. 31, 1988
                               -------------------------------                                                  TO
                               1995         1994        1993(B)        1992        1991        1990      JUNE 30, 1989(A)
                               ----         ----        -------        ----        ----        ----       --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................     $9.62       $10.53       $10.42        $10.05       $9.91      $10.05          $10.00
                                 ----        -----        -----         -----        ----       -----      ----------
Investment Activities
    Net investment income
      (loss)...............      0.50         0.59         0.68          0.71        0.74        0.79            0.50
    Net realized and
      unrealized gain
      (loss) on
      investments..........      0.31        (0.66)        0.21          0.46        0.15       (0.11)          (0.02)
                                  ---         ----          ---           ---         ---        ----       ---------
        Total from
          Investment
          Activities.......      0.81        (0.07)        0.89          1.17        0.89        0.68            0.48
                                  ---         ----          ---           ---         ---         ---        --------
Distributions
    Net investment
      income...............     (0.50)       (0.59)       (0.73)        (0.71)      (0.75)      (0.79)          (0.43)
    Net realized gains.....                               (0.05)        (0.09)                  (0.03)
    In excess of net
      realized gains.......                  (0.25)
                                 ----         ----         ----          ----        ----        ----       ---------
        Total
          Distributions....     (0.50)       (0.84)       (0.78)        (0.80)      (0.75)      (0.82)          (0.43)
                                 ----         ----         ----          ----        ----        ----       ---------
NET ASSET VALUE, END OF
  PERIOD...................     $9.93        $9.62       $10.53        $10.42      $10.05       $9.91          $10.05
                                 ----         ----        -----         -----       -----        ----      ----------
                                 ----         ----        -----         -----       -----        ----      ----------
Total Return (excluding
  sales and redemption
  charges).................      8.69%       (0.90)%       8.92%        12.03%       9.32%       7.07%           4.92%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000).........   $27,521      $36,106      $37,055      $234,906    $142,864    $100,205         $83,212
    Ratio of expenses to
      average net assets...      1.25%        1.00%        0.90%         0.87%       0.86%       0.85%           0.87%(c)
    Ratio of net investment
      income to average net
      assets...............      5.22%        5.80%        6.51%         7.07%       7.48%       8.04%           7.79%(c)
    Ratio of expenses to
      average net
      assets*..............      1.41%        1.29%        1.08%         1.01%       1.04%       1.06%           1.11%(c)
    Ratio of net investment
      income to average net
      assets*..............      5.07%        5.51%        6.33%         6.93%       7.30%       7.83%           7.55%(c)
    Portfolio turnover.....    549.13%(d)   546.06%(d)   225.90%(d)    114.76%     164.59%     294.62%         111.96%

                                       23          PROSPECTUS--Investor C Shares

GOVERNMENT INCOME FUND - INVESTOR A SHARES

                                                                 YEAR ENDED JUNE 30,      NOVEMBER 12, 1992
                                                                 -------------------             TO
                                                                  1995        1994       JUNE 30, 1993(A)(B)
                                                                  ----        ----        -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $9.41      $10.04            $10.00
                                                                   -----      ------      ------------
Investment Activities
    Net investment income.....................................      0.75        0.74              0.48
    Net realized and unrealized gain (loss) on investments....                 (0.64)             0.04
                                                                     ---       -----         ---------
         Total from Investment Activities.....................      0.75        0.10              0.52
                                                                     ---         ---         ---------
Distributions
    Net investment income.....................................     (0.66)      (0.72)            (0.48)
    Tax return of capital.....................................     (0.08)      (0.01)
                                                                   -----       -----       -----------
         Total Distributions..................................     (0.74)      (0.73)            (0.48)
                                                                   -----       -----       -----------
NET ASSET VALUE, END OF PERIOD................................     $9.42       $9.41            $10.04
                                                                   -----       -----      ------------
                                                                   -----       -----      ------------
Total Return (excluding sales and redemption charges).........      8.46%       0.94%             5.35%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000).........................   $50,931     $54,027           $32,633
    Ratio of expenses to average net assets...................      1.04%       0.82%             0.75%(c)
    Ratio of net investment income to average net assets......      8.03%       7.42%             7.41%(c)
    Ratio of expenses to average net assets*..................      1.44%       1.36%             1.23%(c)
    Ratio of net investment income to average net assets*.....      7.63%       6.87%             6.93%(c)
    Portfolio turnover(d).....................................    114.71%     102.24%           135.06%

PROSPECTUS--Investor C Shares          24

MUNICIPAL BOND FUND - INVESTOR A SHARES

                                                        YEAR ENDED JUNE 30,
                               ----------------------------------------------------------------
                                       INVESTOR A SHARES                                                   OCT. 31, 1988
                                ------------------------------                                                  TO
                                1995         1994        1993(B)        1992       1991        1990      JUNE 30, 1989(A)
                               -------       ----        -------        ----       ----        ----       --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................    $10.29       $10.92      $10.58         $10.20     $10.03      $10.18          $10.00
                                 -----        -----      ------          -----      -----       -----      ----------
Investment Activities
    Net investment income
      (loss)................      0.41         0.40        0.49           0.52       0.55        0.57            0.40
    Net realized and
      unrealized gain (loss)
      on investments........      0.27        (0.31)       0.48           0.39       0.18       (0.12)          (0.14)
                                   ---         ----        ----            ---        ---        ----       ---------
        Total from
          Investment
          Activities........      0.68         0.09        0.97           0.91       0.73        0.45            0.54
                                   ---          ---        ----            ---        ---         ---        --------
Distributions
    Net investment income...     (0.41)       (0.39)      (0.53 )        (0.52)     (0.56)      (0.58)          (0.36)
    Net realized gains......                  (0.21)      (0.10 )        (0.01)                 (0.02)
    In excess of net
      realized gains........     (0.17)       (0.12)
                                  ----         ----       -----           ----       ----        ----       ---------
        Total
          Distributions.....     (0.58)       (0.72)      (0.63 )        (0.53)     (0.56)      (0.60)          (0.36)
                                  ----         ----       -----           ----       ----        ----       ---------
NET ASSET VALUE, END OF
  PERIOD....................    $10.39       $10.29      $10.92         $10.58     $10.20      $10.03          $10.18
                                 -----        -----      ------          -----      -----       -----      ----------
                                 -----        -----      ------          -----      -----       -----      ----------
Total Return (excluding
  sales and redemption
  charges)..................      7.02%        0.71%       9.46 %         9.11%      7.51%       4.57%           5.52%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)..........   $11,378      $13,123      $9,333       $130,788    $98,186    $100,445         $68,256
    Ratio of expenses to
      average net assets....      1.02%        0.87%       0.76 %         0.81%      0.87%       0.85%           0.85%(c)
    Ratio of net investment
      income to average net
      assets................      4.00%        3.72%       4.56 %         5.09%      5.49%       5.78%           6.11%(c)
    Ratio of expenses to
      average net assets*...      1.33%        1.32%       1.09 %         1.03%      1.06%       1.06%           1.09%(c)
    Ratio of net investment
      income to average net
      assets*...............      3.68%        3.27%       4.23 %         4.88%      5.29%       5.57%           5.87%(c)
    Portfolio turnover......     35.15%(d)    44.39%(d)   67.26 %(d)     66.31%     76.55%     113.12%          82.22%

                                       25          PROSPECTUS--Investor C Shares

MICHIGAN FUND - INVESTOR A SHARES

                                                    YEAR ENDED JUNE 30,
                                         -----------------------------------------
                                               INVESTOR A SHARES                        JULY 2, 1990
                                         -----------------------------                       TO
                                          1995       1994      1993(B)      1992      JUNE 30, 1991(A)
                                          ----       ----      -------      ----       --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $10.53     $10.97    $10.58       $10.14          $10.00
                                          ------     ------    -------      ------      ----------
Investment Activities
    Net investment income (loss)......      0.48       0.47      0.50         0.52            0.55
    Net realized and unrealized gain
      (loss) on investments...........      0.23      (0.36)     0.47         0.44            0.11
                                             ---      -----      ----          ---         -------
         Total from Investment
           Activities.................      0.71       0.11      0.97         0.96            0.66
                                             ---        ---      ----          ---         -------
Distributions
    Net investment income.............     (0.40)     (0.45)    (0.54 )      (0.52)          (0.52)
    In excess of net investment
      income..........................     (0.01)
    Net realized gains................                (0.01)    (0.04 )
    In excess of net realized gains...                (0.09)
                                           -----      -----    ------        -----       ---------
         Total Distributions..........     (0.49)     (0.55)    (0.58 )      (0.52)          (0.52)
                                           -----      -----    ------        -----       ---------
NET ASSET VALUE, END OF PERIOD........    $10.75     $10.53    $10.97       $10.58          $10.14
                                          ------     ------    -------      ------      ----------
                                          ------     ------    -------      ------      ----------
Total Return (excluding sales and
  redemption charges).................      6.99%      0.92%     9.40 %       9.73%           6.77%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period
      (000)...........................   $37,874    $42,204    $32,778    $146,782         $90,182
    Ratio of expenses to average net
      assets..........................      1.00%      0.85%     0.78 %       0.84%           0.57%(c)
    Ratio of net investment income to
      average net assets..............      4.57%      4.25%     4.67 %       5.15%           5.76%(c)
    Ratio of expenses to average net
      assets*.........................      1.32%      1.29%     1.12 %       1.05%           1.15%(c)
    Ratio of net investment income to
      average net assets*.............      4.25%      3.81%     4.33 %       4.93%           5.18%(c)
    Portfolio turnover................     26.06%(d)    6.69%(d)  35.81 %(d)    19.97%        45.30%

------------
NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Not annualized.

(f) Period from commencement of offering of Investor C shares.

(g) Represents total return for the Institutional Shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.

(h) There was only one share outstanding for the Investor C shares at June 30, 1995.

PROSPECTUS--Investor C Shares          26

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds is set forth below under the headings describing the Funds. The investment objectives of each Fund are fundamental policies and may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined in the Statement of Additional Information). Other policies of a Fund may be changed without a vote of the holders of a majority of outstanding Shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objectives of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or the Subadviser, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE EQUITY FUND AND SMALL CAPITALIZATION FUND

The investment objective of the Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small to medium-sized companies.

Under normal market conditions, each of the Equity and Small Capitalization Funds will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion. Each of the Equity and Small Capitalization Funds may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Equity and Small Capitalization Funds may also hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Equity and Small Capitalization Funds may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The Equity Fund anticipates investing in growth-oriented, medium capitalization companies. These companies have typically exhibited consistent, above average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Equity Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                                       27          PROSPECTUS--Investor C Shares

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. For purposes of the foregoing sentence, small-sized companies are considered to be those with capitalization of less than $1 billion and medium-sized companies are considered to be those with capitalization of $1 billion or more but less than $5 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund such as the Equity Fund.

Consistent with the foregoing, each of the Equity and Small Capitalization Funds will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------
  THE EQUITY FUND AND SMALL CAPITALIZATION FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Other Mutual Funds               -Put and Call Options             -Repurchase Agreements
  -Restricted Securities            -Reverse Repurchase Agreements    -When-Issued and
  -Portfolio Turnover                   and Dollar Roll Agreements        Delayed-Delivery
                                                                          Transactions

--------------------------------------------------------------------------------

THE INTERNATIONAL FUND

The investment objective of the International Fund is the long-term growth of capital.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

Companies are deemed to be small- or medium-sized which at the time of purchase are of a size which would rank them in the lower half of a major market index in each country by weighted market capitalization and all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

PROSPECTUS--Investor C Shares          28

--------------------------------------------------------------------------------
  THE INTERNATIONAL FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Lending Portfolio Securities     -Other Mutual Funds
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and                  -Portfolio Turnover
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------

GROWTH AND INCOME FUNDS

THE BALANCED FUND

The investment objectives of the Balanced Fund are to seek current income, long-term capital growth and conservation of capital.

The Balanced Fund may invest in any type or class of security. Under normal market conditions the Balanced Fund will invest in common stocks, fixed income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of the Balanced Fund's total assets will be invested in fixed income senior securities. Up to 15% of the value of the Balanced Fund's total assets may be invested in foreign securities.

The Balanced Fund's common stocks are held for the purpose of providing dividend income and long-term growth of capital. The Balanced Fund will invest in the common and preferred stocks of companies with capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Fund intends to invest primarily in those companies which are growth oriented and have exhibited consistent, above average growth in revenues and earnings. When choosing such stocks, the potential for long term capital appreciation will be the primary basis for selection.

The Balanced Fund's fixed income senior securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some of the securities in which the Balanced Fund invests may have warrants or options attached. The Balanced Fund may also invest in repurchase agreements.

The Balanced Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments ("Stripped Treasury Obligations"), and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Balanced Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Fund will invest only in corporate fixed income securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and

                                       29          PROSPECTUS--Investor C Shares
are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed income securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES-- Medium Grade Securities" herein.

The Balanced Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Fund may also invest in securities of other investment companies.

The Balanced Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Fund's investments in foreign securities may be made either directly or through the purchase of American Depositary Receipts ("ADRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar denominated commercial paper of a foreign issuer).

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Fund is so invested, its investment objectives may not be achieved during that time.

Like any investment program, the Balanced Fund entails certain risks. As a Fund investing primarily in common stocks the Balanced Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Fund also invests in bonds, investors in the Balanced Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

--------------------------------------------------------------------------------
  THE BALANCED FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Medium-Grade Securities          -Mortgage-Related Securities      -Other Mutual Funds
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and                  -Portfolio Turnover
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------

PROSPECTUS--Investor C Shares          30

THE HIGH INCOME EQUITY FUND

The investment objective of the High Income Equity Fund is to seek current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. A secondary investment objective of High Income Equity Fund is growth of capital.

The High Income Equity Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends. The High Income Equity Funds may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The High Income Equity Funds may also hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the High Income Equity Funds may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The High Income Equity Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the High Income Equity Fund may be considered the more conservative than growth-oriented equity funds such as the Group's Equity and Small Capitalization Funds.

Consistent with the foregoing, the High Income Equity Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------
  THE HIGH INCOME EQUITY FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Other Mutual Funds               -Put and Call Options             -Repurchase Agreements
  -Restricted Securities            -Reverse Repurchase Agreements    -When-Issued and
  -Portfolio Turnover                   and Dollar Roll Agreements        Delayed-Delivery
                                                                          Transactions

--------------------------------------------------------------------------------

                                       31          PROSPECTUS--Investor C Shares

INCOME FUNDS

THE BOND FUND AND LIMITED MATURITY BOND FUND

The investment objective of the Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities. The investment objective of the Limited Maturity Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities with remaining maturities of six years or less.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and Guaranteed Investment Contracts ("GICs") issued by insurance companies, as more fully described below. The Bond Fund intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to twelve years. However, the Bond Fund may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on

PROSPECTUS--Investor C Shares          32
real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

The Bond Fund and the Limited Maturity Bond Fund each may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Bond Fund and the Limited Maturity Bond Fund each may also invest in securities of other investment companies or in GICs.

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its Shares' net asset value relative to those funds which invest in longer term obligations.

--------------------------------------------------------------------------------
  THE BOND FUND AND LIMITED MATURITY BOND FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Guaranteed Investment Contracts  -Lending Portfolio Securities
  -Medium-Grade Securities          -Mortgage-Related Securities      -Municipal Securities
  -Other Mutual Funds               -Put and Call Options             -Repurchase Agreements
  -Restricted Securities            -Reverse Repurchase Agreements    -When-Issued and
  -Portfolio Turnover                   and Dollar Roll Agreements        Delayed-Delivery
                                                                          Transactions

--------------------------------------------------------------------------------

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

The investment objective of the Intermediate Government Obligations Fund is to seek current income with preservation of capital by investing in U.S. Government securities with remaining maturities of twelve years or less.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of

                                       33          PROSPECTUS--Investor C Shares
its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years.

The types of U.S. Government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and Government Securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES-- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."

By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its Shares' net asset value relative to those funds which invest in longer term obligations.

--------------------------------------------------------------------------------
  THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions    -Futures Contracts
  -Government Obligations           -Guaranteed Investment Contracts  -Lending Portfolio Securities
  -Other Mutual Funds               -Private Activity Bonds           -Put and Call Options
  -Repurchase Agreements            -Restricted Securities            -Reverse Repurchase Agreements
  -When-Issued and                  -Portfolio Turnover                   and Dollar Roll Agreements
      Delayed-Delivery
      Transactions

--------------------------------------------------------------------------------

THE GOVERNMENT INCOME FUND

The investment objective of the Government Income Fund is to provide shareholders with a high level of current income consistent with prudent investment risk.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of nongovernmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by nongovernmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Mortgage-Related Securities," below.

The types of U.S. Government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and Government Securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations".

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper rated at the time of purchase within the top two categories by an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may

PROSPECTUS--Investor C Shares          34
also invest in corporate debt securities which are rated at the time of purchase within the top three categories of an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality.

--------------------------------------------------------------------------------
  THE GOVERNMENT INCOME FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Government Obligations           -Lending Portfolio Securities
  -Mortgage-Related Securities      -Other Mutual Funds               -Put and Call Options
  -Repurchase Agreements            -Restricted Securities            -Reverse Repurchase Agreements
  -When-Issued and                  -Portfolio Turnover                   and Dollar Roll Agreements
      Delayed-Delivery
      Transactions

--------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS

The investment objective of the Municipal Bond Fund is to seek current interest income which is exempt from federal income taxes as well as preservation of capital. The investment objectives of the Michigan Fund are to seek income which is exempt from federal income tax and Michigan state income and intangibles tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and to seek preservation of capital.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities and at 80% of the net assets of the Michigan Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the Government of Puerto Rico or the U.S. territories and possessions of Guam and the U.S. Virgin Islands and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Municipal Securities," below.

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to ten years and an average weighted rating of AA/Aa. The Michigan Fund, under normal market conditions, will be invested in long-term Michigan Municipal Securities and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Fund may invest in Michigan Municipal Securities of any maturity. However, First of America may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

                                       35          PROSPECTUS--Investor C Shares

The Michigan Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or rated within the two highest rating groups assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. The Michigan Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Fund's distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION-- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Fund" in the Statement of Additional Information.

In addition, investments may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by First of America to be warranted due to market conditions. Such taxable obligations consist of Government Securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Fund's quality standards (as described above) for tax-exempt commercial paper, and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

SPECIAL CONSIDERATIONS RELATING TO THE MICHIGAN FUND

Because the Michigan Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Fund attempts to diversify, to the extent First of America deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Fund's classification as a "non-diversified" investment company means that the proportion of the Michigan Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Michigan Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires the Michigan Fund generally to invest, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Michigan Fund is not so restricted. In no event, however, may the Michigan Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each

PROSPECTUS--Investor C Shares          36
quarter of the Michigan Fund's taxable year. Since a relatively high percentage of the Michigan Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

--------------------------------------------------------------------------------
  TAX-FREE INCOME FUNDS
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions    -Futures Contracts
  -Government Obligations           -Lending Portfolio Securities     -Medium-Grade Securities
  -Municipal Securities             -Other Mutual Funds               -Put and Call Options
  -Repurchase Agreements            -Restricted Securities            -Reverse Repurchase Agreements
  -When-Issued and                  -Portfolio Turnover                   and Dollar Roll Agreements
      Delayed-Delivery
      Transactions

--------------------------------------------------------------------------------

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank-Michigan, N.A. (the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to First of America Bank-Michigan, N.A.'s correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America and, in the case of the International and Balanced Funds, the Subadviser in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES

The International Fund invests primarily in the securities of foreign issuers. The Balanced Fund may invest up to 15% of its total assets in foreign securities. The Equity, Small Capitalization and High Income Equity Funds may also invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may

                                       37          PROSPECTUS--Investor C Shares
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be subject to greater fluctuations in price than securities issued by U.S.
corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

For many foreign securities, U.S. dollar-denominated American Depositary Receipts, or ADR's, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADR's represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADR's do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADR's rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADR's. The information available for ADR's is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The International and Balanced Funds may also invest in European Depository Receipts, or EDR's, which are receipts evidencing an arrangement with a European bank similar to that for ADR's and are designed for use in the European securities markets. EDR's are not necessarily denominated in the currency of the underlying security.

Certain of the ADR's and EDR's, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments

PROSPECTUS--Investor C Shares          38
may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Michigan Fund, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Funds

                                       39          PROSPECTUS--Investor C Shares
will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The International Fund does not intend to enter into forward currency contracts if the International Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. The International Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where the International Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Government Obligations Fund, the Municipal Bond Fund and the Parkstone Government Income Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

Subject to the investment parameters described above, each of the Funds may invest in government obligations. The types of U.S. Government obligations in which each these Funds may invest include

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

U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. Government that are available for public investment, which differ only in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations, such as Treasury Receipts issued by the U.S. Treasury and representing either future interest or principal payments, and, except for the Treasury Fund, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Money Market Funds may invest do not include certificates of accrual on treasury securities (CATS) or treasury income growth receipts (TIGRs).

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS

The Bond Fund and the Limited Maturity Bond Fund may invest in guaranteed investment contracts (GICs). When investing in GICs, the Bond Fund and the Limited Maturity Bond Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days notice or less, the GIC is considered an illiquid investment, and, together with other instruments in that Income Fund which are deemed to be illiquid, will not exceed 15% of its total assets. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by First of America or by the Subadvisers, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Advisers or the Subadvisers, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

                                       41          PROSPECTUS--Investor C Shares

MEDIUM-GRADE SECURITIES

As described above, the Balanced, Bond, Limited Maturity Bond, Municipal Bond and the Michigan Funds may invest in fixed income securities within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities. These types of fixed income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES

As indicated above, the Government Income Fund intends to invest up to 80% of the value of its total assets and the Balanced Fund, Bond Fund, Limited Maturity Bond Fund and Intermediate Government Obligations Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such agencies or instrumentalities include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality. However, the Government Income Fund may invest greater amounts as conditions warrant.

The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby

PROSPECTUS--Investor C Shares          42
lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by nongovernmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid, if as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

                                       43          PROSPECTUS--Investor C Shares
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The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Fund) which may be held by the Bond, Limited Maturity Bond, Municipal Bond Fund and Michigan Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond and Michigan Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or in the highest rating group assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. The Funds may also purchase Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium Grade Securities" herein.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. No Fund nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Fund will approximate their par value. The Tax-Free

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Income Funds will not purchase variable and floating rate notes or any other securities which in First of America's opinion are illiquid, if as a result, more than 15% of the Tax-Free Income Fund's total assets will be illiquid.

OTHER MUTUAL FUNDS

Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Prime Obligations Fund, the Parkstone U.S. Government Obligations Fund, the Parkstone Tax-Free Fund, the Parkstone Municipal Investor Fund, and the Parkstone Treasury Fund), provided that no more than 10% of the Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in Shares of the money market funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadvisers" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION--Transfer Agency and Fund Accounting Services") will not retain any portion of their usual asset-based service fees from a Fund that are attributable to investments by the Fund in Shares of those money market mutual funds if the fee is being taken in the Fund. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or money market funds of the Group are contained in the Statement of Additional Information.

PRIVATE ACTIVITY BONDS

The Tax-Free Income Funds may also invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If the Tax-Free Income Funds invest in private activity bonds which fall outside these categories, Shareholders may become subject to the alternative minimum tax on that part of the Tax-Free Income Fund's distributions derived from interest on such bonds. The Tax Reform Act generally does not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund and the Municipal Bond Fund" in the Statement of Additional Information.

PUT AND CALL OPTIONS

Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or the Subadvisers, as the case may be with respect to the International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction", the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written. When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to

                                       45          PROSPECTUS--Investor C Shares
effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced and International Funds, 20% of its net assets.

Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its option transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, the Tax-Free Income Funds may each acquire "puts" with respect to Municipal Securities or Michigan Municipal Securities, as the case may be, held in its portfolio. Under a put, such a Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tax-Free Income Funds will acquire puts solely to either facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or the Subadvisers, as the case may be, deem creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional

PROSPECTUS--Investor C Shares          46

Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Thus, subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven
(7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow funds by entering into reverse repurchase agreements and, in the case of the Income and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Funds's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

                                       47          PROSPECTUS--Investor C Shares

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the investment adviser's ability to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage although such transactions represent a form of leveraging.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined in the Statement of Additional Information).

None of the Funds, with the exception of the Michigan Fund, may:

     Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Michigan Fund may not:

     Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard

PROSPECTUS--Investor C Shares          48
     to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that the Funds may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act rule, order or interpretation thereunder.

3. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes only of investment limitation number 1 above, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund.

Each Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

                                       49          PROSPECTUS--Investor C Shares

MANAGEMENT OF THE FUNDS

TRUSTEES

Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

The Trustees of the Group are Stephen G. Mintos* (Chairman), George R. Landreth*, Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses, and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. Those Trustees designated with an asterisk (*) are considered to be "interested persons" of the Group as defined in the 1940 Act.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and may receive fees from each of the Funds pursuant to the Investor C Distribution and Shareholder Service Plan described below. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Mintos and Mr. Landreth are employees of BISYS.

INVESTMENT ADVISER AND SUBADVISERS

First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly owned subsidiary of First of America Bank-Michigan, N.A., which is a wholly owned subsidiary of First of America Bank Corporation. First of America Bank Corporation currently has over $25 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1995, First of America managed over $10 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America also acts as investment adviser to the Trust Division of First of America Bank Corporation with respect to an additional $2.3 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Fund, through one or more subadvisers, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director--Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Christian S. Swantek, Vice President of First of America, is primarily responsible for the day-to-day management of the Tax-Free Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively. Prior to June 1993, Mr. Swantek was a portfolio manager at PNC Investment Management & Research and its various investment management affiliates.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from each of the Equity, Small Capitalization, High Income Equity

PROSPECTUS--Investor C Shares          50
and Balanced Funds, computed daily and paid monthly, at the annual rate of one percent (1%) of that Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of one and twenty-five hundredths percent (1.25%) of the first $50 Million of the International Fund's average daily net assets, one and twenty hundredths percent (1.20%) of average daily net assets between $50 Million and $100 Million, one and fifteen hundredths percent (1.15%) of average daily net assets between $100 Million and $400 Million and one and five hundredths percent (1.05%) of average daily net assets above $400 Million. For its services in connection with each Income Fund and Tax-Free Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of seventy-four one-hundredths of one percent (.74%) of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, First of America's fee is computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of each Money Market Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream Global Investors, Ltd., 300 Crescent Court, Suite 1605, Dallas, Texas 75201 ("Gulfstream"). Pursuant to the terms of such Sub-Investment Advisory Agreement Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for the day-to-day management of the International Fund's assets, reviews investment performance policies and guidelines and maintains certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing the International Fund to the Group's Board of Trustees. Gulfstream utilizes a team approach to the investment management of the International Fund to ensure a disciplined investment process designed to result in long-term performance consistent with its investment objective. No one person is responsible for the Fund's management. First of America may also render advice with respect to the International Fund's investments in the U.S.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of one-half percent (.50%) of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Fund which are invested in foreign securities, forty-five one hundredths percent (.45%) of such average daily net assets between $50 million and $100 million, forty one hundredths percent (.40%) of such average daily net assets between $100 million and $400 million and thirty one hundredths percent (.30%) of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream, 300 Crescent Court, Suite 1605, Dallas, Texas 75201, was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, holding a forty nine (49) percent interest in Gulfstream with options which would under certain circumstances permit it to acquire up to a seventy two (72) percent interest. Gulfstream has over $360 million in assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average twenty (20) years of investment experience and nine (9) years of international investment experience. As of January 3, 1994, Gulfstream managed over $300 million in international investment portfolios.

                                       51          PROSPECTUS--Investor C Shares

Prior to January 1, 1995, Ivory & Sime International, Inc. ("ISI" and Ivory & Sime plc ("ISplc" together with ISI, "Ivory & Sime") served as subadvisers to the International Fund. The Trustees voted unanimously to terminate this arrangement and replace it with the current subadvisory arrangement with Gulfstream. As required by the 1940 Act, the Shareholders of the International Discovery Fund and the Balanced Fund each approved the appointment of Gulfstream as subadviser, as well as the related Sub-Investment Advisory Agreements, at a meeting held on February 28, 1995.

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 49 percent ownership interest and its possession of options enabling it to acquire up to a 72 percent ownership interest, First of America may be deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP--INVESTMENT ADVISER" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each fund of the Group, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Fund Services Ohio, Inc. are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically, at an annual rate of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Subadministrator First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed five one hundredths of one percent (.05%) of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor Shares and may receive compensation under the Distribution and Shareholder Service Plans described below.

EXPENSES

First of America, the Subadvisers and the Administrator each bear all expenses in connection with the performance of its services as investment adviser, subadviser and administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian, Transfer Agent and fund accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of Shareholders' reports and

PROSPECTUS--Investor C Shares          52
meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor C Shares and the other Classes of Shares of the Funds on the basis of the relative net asset value of each class. The various Classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plans.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the Shareholders of a particular class, including Investor Shares, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as Shareholder reports, prospectuses and proxies to current Shareholders; Blue Sky registration fees incurred by a class of Shares; Securities and Exchange Commission registration fees incurred by a class of Shares; expenses related to administrative personnel and services as required to support the Shareholders of a specific class; litigation or other legal expenses relating solely to one class of Shares; and Trustees' fees incurred as a result of issues relating solely to one class of Shares.

DISTRIBUTION PLAN FOR INVESTOR C SHARES

Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor C Distribution and Shareholder Service Plan (the "Investor C Plan") with respect to the Investor C Shares of each Fund. Pursuant to the Investor C Plan, each Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor C Shares, for certain expenses that are incurred in connection with Shareholder and distribution services. Pursuant to the Investor C Plan, a Fund is authorized to pay or reimburse BISYS, as Distributor of Investor C Shares, (a) a distribution fee in an amount not to exceed on an annual basis .75% of the average daily net asset value of Investor C Shares of a Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis .25% of the average daily net asset value of the Investor C Shares of a Fund (the "Service Fee"). Payments under the Investor C Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rates are set from time to time by the Board of Trustees. Payments of the Distribution Fee to the Distributor pursuant to the Investor C Plan will be used (i) to compensate Participating Organizations for providing distribution assistance relating to Investor C Shares, and (ii) for promotional activities intended to result in the sale of Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current Shareholders, and payments of the Service Fee to the Distributor pursuant to the Investor C Plan will be used to compensate Participating Organizations for providing Shareholder services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares.

Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of Investor C Shares of a Fund as accrued.

Pursuant to the Investor C Plan, the Distributor may enter into Rule 12b-1 Agreements with Participating Organizations for providing distribution assistance and shareholder services with respect to the Investor C Shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% of the average daily net asset value of the Investor C Shares held of record or beneficially by such Customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor C Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor C Shares; responding to inquiries from customers concerning their investment in Investor C Shares; and providing other similar services as may be reasonably requested. The shareholder services provided by Participating Organizations for which the Service Fee may be paid may include providing sub-

                                       53          PROSPECTUS--Investor C Shares
accounting with respect to Investor C Shares beneficially owned by customers or the information necessary for sub-accounting; arranging for bank wires; and other continuing personal services to holders of Investor C Shares.

Actual distribution expenses for Investor C Shares at any given time may exceed the Rule 12b-1 fees and payments received pursuant to contingent deferred sales charges. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees and payments received from contingent deferred sales charges. If the Investor C Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group or recovered through contingent deferred sales charges.

Conflicts of interest restrictions may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor C Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission (the "Commission"), the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor C Shares.

As required by Rule 12b-1, the Investor C Plan was approved by the Trustees of the Group, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plan ("Independent Trustees"). The Investor C Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor C Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor C Shares. Any change in the Investor C Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plans may be amended by the Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor C Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP--Glass-Steagall Act") for further discussion.

HOW TO BUY INVESTOR C SHARES

Investor C Shares of each Fund are continuously offered and may be purchased directly either by mail, by telephone, or by wire. Investor C Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor C Shares. In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

PROSPECTUS--Investor C Shares          54

BY MAIL

To purchase Investor C Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:

                          The Parkstone Group of Funds
                                  Dept. L-1270
                              Columbus, Ohio 43260

An Account Application Form can be obtained by calling the Group at (800) 451-8377.

BY TELEPHONE OR BY WIRE

To purchase Investor C Shares of any of the Funds by telephone or by wire, your Account Application Form must have been previously received by the Distributor. To place an order by telephone or by wire call the Group's toll-free number
(800) 451-8377. Payment for such Investor C Shares ordered by telephone may be made by check and must be received by the Group's custodian within seven calendar days of the telephone order. If payment for such Investor C Shares is not received within seven days, or if a check timely received does not clear, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor C Shares by wire, contact the Distributor for wire instructions.

OTHER INFORMATION REGARDING PURCHASES

Investor C Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by First of America Bank Corporation or one of its affiliates. Investor C Shares of the Funds sold to First of America Bank Corporation or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by First of America Bank Corporation or the affiliate. With respect to such Investor C Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor C Shares of the Funds will be recorded by First of America Bank Corporation or one of its affiliates and reflected in the account statements provided to Customers. First of America Bank Corporation or one of its affiliates may exercise voting authority for those Investor C Shares for which it has been granted authority by the Customer.

Investor C Shares of the Funds are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order to purchase Shares plus any applicable sales charge as described below. Purchases of Investor C Shares in any of the Funds will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of the Funds. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund.

The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact First of America Bank Corporation at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor C Shares of any Shareholder if, because of redemptions of Investor C Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Investor C Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor C Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor C Shares. Before the Group exercises its right to redeem such Investor C Shares and to send the proceeds

                                       55          PROSPECTUS--Investor C Shares
to the Shareholder, the Shareholder will be given notice that the value of the Investor C Shares in the Shareholder's account is less than the minimum amount and will be allowed 60 days to make an additional investment in the appropriate Fund in an amount which will increase the value of the account to at least $1,000.

Depending upon the terms of a particular Customer account, First of America Bank Corporation or one of its affiliates may charge a Customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from First of America Bank Corporation or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of its Shares in whole or in part.

Every Shareholder will receive a confirmation of each new transaction in the Shareholder's account, which will also show the total number of Investor C Shares of the respective Fund of the Group owned by the Shareholder. Confirmation of purchases and redemptions of Investor C Shares of the Funds by First of America Bank Corporation or one of its affiliates on behalf of a Customer may be obtained from First of America Bank Corporation or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor C Shares of the Funds will not be issued.

AUTO INVEST PLAN

The Parkstone Group of Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Investor C Shares through automatic deduction from their bank accounts. With Shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "VALUATION OF SHARES" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application or a supplemental Auto Invest application that can be acquired by calling the Group at (800) 451-8377. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group, c/o The Parkstone Group of Funds, 3435 Stelzer Road, Columbus, Ohio 43219 and may take up to 15 days to implement.

SALES CHARGES

There is no sales charge imposed upon purchases of Investor C Shares, but investors may be subject to a contingent deferred sales charge of up to 4.00% when Investor C Shares are redeemed within four years after purchase. See "CONTINGENT DEFERRED SALES CHARGE" below.

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Plans, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. The Distributor also may, from time to time, arrange for the payment of additional consideration to dealers not to exceed 6.25% of the offering price per share on all sales of Investor C Shares as an expense of the Distributor or for which the Distributor may be reimbursed under the Investor C Plan or upon receipt of a contingent deferred sales charge. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of Shares of any of the Funds and other Funds of the Group. Compensation may include financial

PROSPECTUS--Investor C Shares          56
assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of Shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

CONTINGENT DEFERRED SALES CHARGE

Investor C Shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to one percent of an amount equal to the lesser of the net asset value at the time of purchase of the Investor C Shares being redeemed or the net asset value of such Shares at the time of redemption.

Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor C Shares purchased through reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Investor C Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Shares held for more than one year or Shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

For example, assume an investor purchased 100 Investor C Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor C Shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Investor C Shares (producing proceeds of $600), five of such Shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor C Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $450 of the $600 redemption proceeds will be subject to the charge of 1.00% ($4.50).

The contingent deferred sales charge is waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended, (the "Code")) of a shareholder (both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code
Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

DIRECTED DIVIDEND OPTION

A Shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by

                                       57          PROSPECTUS--Investor C Shares
the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRA's.

EXCHANGE PRIVILEGE

The exchange privilege enables Shareholders of Investor C Shares to acquire Investor C Shares that are offered by another fund of the Group with a different investment objective. This exchange privilege does not apply to other classes of Shares of a Fund. For example, holders of a Fund's Investor C Shares may not exchange their Shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their Shares for Investor C Shares.

Holders of Investor C Shares of one of the Group's Funds (including Investor C Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor C Shares at net asset value without any sales charge for Investor C Shares offered by any of the Group's other Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized.

An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes. A Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund of the Group in which the Shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "REDEEMING SHARES--By Telephone" below.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR C SHARES

Before purchasing Investor C Shares of a Fund, investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated Rule 12b-1 fee and potential contingent deferred sales charges on Investor C Shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fee on a traditionally-priced fund (the Group's Investor A Shares are an example of such a fund) purchased at the same time, and to what extent such differential would be offset by the higher yield of of a traditionally-priced fund. In this regard, to the extent that the sales charge for the Investor A Shares is waived or reduced by one of the methods described above, investments in Investor A Shares become more desirable.

Although Investor A Shares are subject to a Rule 12b-1 fee, they are not subject to the higher Rule 12b-1 fee applicable to Investor C Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Investor C Shares.

As described above, purchasers of Investor C Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor C Shares. Because the Group's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor C Shares would, however, own Shares that are subject to higher annual expenses and, for a one-year period, such Shares would be subject to a contingent deferred sales charge of 1.00% upon redemption. Investors expecting to redeem during this one-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor C Shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fee on the Investor A Shares. Over time, the expense of the annual Rule 12b-1 fee on the Investor C Shares may equal or exceed the initial sales charge and annual Rule 12b-1 fee applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate Rule 12b-1 fees with

PROSPECTUS--Investor C Shares          58
respect to Investor C Shares on the Funds would equal or exceed the initial sales charge and aggregate Rule 12b-1 fees of Investor A Shares approximately eight years after the purchase. In order to reduce such fees of investors that hold Investor C Shares for more than nine years, Investor C Shares will be automatically converted to Investor A Shares, as described below, at the end of such nine-year period. This example assumes that the initial purchase of Investor A Shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor B Shares' administrative and Rule 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as an administrative and Rule 12b-1 fee, fluctuations in net asset value or the effect of different performance assumptions.

CONVERSION FEATURE

Investor C Shares which have been outstanding for nine years after the end of the month in which the Shares were initially purchased will automatically convert to Investor A Shares and, consequently, will no longer be subject to the higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fees applicable to Investor A Shares shall thereafter be applied to such converted Shares. Such investors will then benefit from the lower Rule 12b-1 fees of Investor A Shares. Because the per share net asset value of the Investor A Shares may be higher than that of the Investor C Shares at the time of conversion, a Shareholder may receive fewer Investor A Shares than the number of Investor C Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor C Shares will not be considered a new purchase for purposes of the conversion feature.

The Investor A Shares into which the Investor C Shares will convert will differ only in the amount of the Rule 12b-1 fee assessed to the Shareholder. The Rule 12b-1 fee assessed to Investor A Shareholders is 0.25% of the average daily net assets of the Investor A Shares owned, rather than 1.00%.

If a Shareholder effects one or more exchanges among Investor C Shares of the Funds during the nine-year period, the holding period for Shares so exchanged will be counted toward such period.

HOW TO REDEEM YOUR INVESTOR C SHARES

Shareholders may redeem their Investor C Shares, subject to the contingent deferred sales charge described above, on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: BISYS Fund Services Ohio, Inc., c/o The Parkstone Group of Funds Department L-1270, Columbus, Ohio 43260-1270. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason

                                       59          PROSPECTUS--Investor C Shares
to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor C Shares may be redeemed by telephone if the Account Application Form reflects that the Shareholder has that capability. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day. Electronic payment requests may be made by the Shareholder by telephone to the Group at (800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.

The Group's Account Application Form provides that none of BISYS, the Transfer Agent, the Group or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, Shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the Shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Investor C Shares. With Shareholder authorization, the Transfer Agent will automatically redeem such Investor Shares at the net asset value on the fifteenth day of the month or quarter (or the next Business Day thereafter) and have the amount specified transferred according to the written instructions of the Shareholder. Shareholders participating in this Plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a Shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, Shareholders should call (800) 451-8377 for more information. Purchases of additional Investor Shares concurrently with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a Customer's Investor C Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at First of America Bank Corporation or one of its affiliates.

All redemption orders are effected at the net asset value per share next determined after the Investor Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor Shares in the Funds, less any applicable contingent deferred sales charge, may be more or less than the amount invested. Payment to Shareholders for such Investor Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the

PROSPECTUS--Investor C Shares          60
greatest extent possible, requests from Shareholders for next day payments upon redemption of Investor Shares will be honored if received by the Transfer Agent before the last Valuation Time on a Business Day or, if received after the last Valuation Time, within two Business Days, unless it would be disadvantageous to that Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Group may be requested to redeem Investor C Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the right of redemption may be suspended.

HOW SHARES ARE VALUED

The net asset value of each class of Shares of the Funds is determined and their Shares are priced as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day (the "Valuation Time"). A "Business Day" is a day on which the New York Stock Exchange is open for trading and the Federal Reserve Bank of Chicago is open and any other day (other than a day on which no Shares are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in its portfolio instruments that its net asset value per share might be materially affected. Currently, the New York Stock Exchange or the Federal Reserve Bank of Chicago will not open in observance of the following holidays: New Year's Day, Martin Luther King , Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding Shares of such class.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL

Net income is declared monthly as a dividend to Shareholders at the close of business on the day of declaration and is generally paid monthly. Distributable net realized capital gains are distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares at net asset value as of the date of declaration, unless the Shareholder elects to receive dividends or distributions in cash or elects to participate in the Parkstone Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor A

                                       61          PROSPECTUS--Investor C Shares

Plan. Each Fund's net investment income available for distribution to the holders of Investor A Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor A Shares.

Each of the Funds of the Group is treated as a separate entity for Federal income tax purposes, intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of its shareholders and intends to distribute all of its net income and capital gains so that it is not required to pay Federal income taxes on amounts so distributed to shareholders.

To avoid Federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a nondeductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. Finally, in order to permit the Municipal Bond Fund and the Michigan Fund each to distribute exempt-interest dividends which Shareholders may exclude from their gross taxable income for federal income tax purposes, at least 50% of such Fund's total assets must consist of obligations the interest on which is exempt from federal income tax as of the close of each fiscal quarter of such Fund.

A Shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A Shareholder will not be able to take the dividends-received deduction unless that Shareholder holds the Shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held Shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

Taxes may be imposed on the Funds, particularly the Balanced and International Funds, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its Shareholders. In this case, Shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular Shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to its Shareholders each year the amount, if any, of foreign taxes per share that it has elected to have treated as paid by its Shareholders.

Shareholders will be advised at least annually as to the Federal income tax consequences of distributions made during the year.

THE MUNICIPAL BOND FUND AND THE MICHIGAN FUND (THE "EXEMPT FUNDS")

Dividends derived from exempt-interest income may be treated by an Exempt Fund's Shareholders as items of interest excludable from their gross income. However, such dividends may be taxable to

PROSPECTUS--Investor C Shares          62

Shareholders of the Municipal Bond Fund under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt-interest income, expenses of the Exempt Fund are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Exempt Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.) Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if an Exempt Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Exempt Funds will not be eligible for the dividends received deduction for corporations.

Under the Code, if a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend, although the Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus. In addition, dividends attributable to interest on certain private activity bonds may have to be included in Shareholders' income for purposes of calculating alternative minimum tax. See "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Fund" in the Statement of Additional Information for more information regarding the federal alternative minimum tax.

To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax. A Shareholder should consult his or her own tax adviser for any special advice.

Distributions by the Michigan Fund to holders of Shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a Shareholder of the Michigan Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Fund may represent taxable income. Investments held in the Michigan Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short term capital gains, if any, are taxable as ordinary income, whether received in cash or additional Shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal

                                       63          PROSPECTUS--Investor C Shares
taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional Shares by the Michigan Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities are includable in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional Shares by the Michigan Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. Securities. Taxable long-term capital gains distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a Shareholder has held the Shares, except that such distributions reinvested in Shares of the Michigan Fund are exempt from the Michigan intangible personal property tax.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their Shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the Federal income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of Shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of Shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of Shares will be computed by dividing a class of Shares' net investment income per share earned during a recent one-month period by that class of Shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of Shares in supplemental sales literature which is accompanied or preceded by a prospectus and in Shareholder reports. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor C Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of Shares of the Funds, the net yield and total return on Investor C Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor C Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of Shares or Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services which indices may be published by such services or by other services or publications, including, but not limited to, ratings

PROSPECTUS--Investor C Shares          64
published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION--Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by First of America Bank Corporation or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed below, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP

The Group was organized as a Massachusetts business trust in 1987 and currently offers sixteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the four Money Market Funds of the Group are offered in two separate classes: Investor A Shares and Institutional Shares. Each Share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares are without par value.

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, Shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor C Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor C Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of June 30, 1995, First of America Bank Corporation, through its wholly owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than

                                       65          PROSPECTUS--Investor C Shares

25% of the Shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Investor C Shares, the Group also offers Investor A, Investor B and Institutional Shares of the Funds under an exemptive order granted by the Commission. A salesperson or other person entitled to receive compensation for selling or servicing the Shares may receive different compensation with respect to one particular class of Shares over another in the same Fund. The amount of dividends payable with respect to other Classes of Shares will differ from dividends on Investor C Shares as a result of the different Investor C Plan fees applicable to Investor C Shares and because Investor C Shares may bear different retail transfer agency expenses. For further details regarding these other Classes of Shares, call the Group at (800) 451-8377.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Fund Services Ohio, Inc., formerly known as The Winsbury Service Corporation, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Fund Services Ohio, Inc. is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. and BISYS are both owned by The BISYS Group, Inc.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

PROSPECTUS--Investor C Shares          66

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS
Investor C Shares
INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan 49007
SUB-INVESTMENT ADVISER (INTERNATIONAL AND BALANCED FUNDS)
Gulfstream Global Investors, Ltd.
Suite 1605
300 Crescent Court
Dallas, Texas 75201
DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219
CUSTODIAN
The Bank of California, N.A.
400 California Street
San Francisco, California 94145
LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 E. Michigan Avenue
Kalamazoo, Michigan 49007

--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                  GROWTH FUNDS
                             PARKSTONE EQUITY FUND
                      PARKSTONE SMALL CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                            GROWTH AND INCOME FUNDS
                            PARKSTONE BALANCED FUND
                       PARKSTONE HIGH INCOME EQUITY FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND

                             TAX-FREE INCOME FUNDS
                         PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                        PARKSTONE PRIME OBLIGATIONS FUND
                   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND
                            PARKSTONE TREASURY FUND
                            PARKSTONE TAX-FREE FUND

                       Prospectus dated October 13, 1995


                                  PARKSTONE
                                 MUTUAL FUNDS
                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS

INSTITUTIONAL SHARES                           PROSPECTUS DATED OCTOBER 13, 1995

GROWTH FUNDS                                     For more information call:
Parkstone Equity Fund                            (800) 451-8377
Parkstone Small Capitalization Fund              or write to:
Parkstone International Discovery Fund           3435 Stelzer Road
                                                 Columbus, Ohio 43219
GROWTH AND INCOME FUNDS
Parkstone Balanced Fund
Parkstone High Income Equity Fund                THESE SECURITIES HAVE NOT
                                                 BEEN APPROVED OR
INCOME FUNDS                                     DISAPPROVED BY THE
Parkstone Bond Fund                              SECURITIES AND EXCHANGE
Parkstone Limited Maturity Bond Fund             COMMISSION OR ANY STATE
Parkstone Intermediate Government Obligations    SECURITIES COMMISSION NOR
  Fund                                           HAS THE COMMISSION OR ANY
Parkstone U.S. Government Income Fund            STATE SECURITIES COMMISSION
                                                 PASSED UPON THE ACCURACY OR
TAX-FREE INCOME FUNDS                            ADEQUACY OF THIS
Parkstone Municipal Bond Fund                    PROSPECTUS. ANY
Parkstone Michigan Municipal Bond Fund           REPRESENTATION TO THE
                                                 CONTRARY IS A CRIMINAL
MONEY MARKET FUNDS                               OFFENSE
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Treasury Fund
Parkstone Tax-Free Fund

The Funds listed above are each of the fifteen currently-offered series of The Parkstone Group of Funds (the "Group") which offer Institutional Shares. This Prospectus explains concisely what you should know before investing in the Institutional Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in the October 13, 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THE SHARES OF THE THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

                                                PROSPECTUS--Institutional Shares

TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
Prospectus Summary...........................................................     4
Fee Tables...................................................................     8
Financial Highlights.........................................................    10
Investment Objectives and Policies...........................................    22
Risk Factors and Investment Techniques.......................................    35
Investment Restrictions......................................................    46
Management of the Funds......................................................    48
How To Buy Institutional Shares..............................................    51
Exchange Privilege...........................................................    52
How To Redeem Your Institutional Shares......................................    52
How Shares Are Valued........................................................    53
Dividends and Taxes..........................................................    53
Performance Information......................................................    56
Fundata(R)...................................................................    57
General Information..........................................................    57

PROSPECTUS--Institutional Shares       2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.

                                                                  INVESTMENT
                                                   FINANCIAL      OBJECTIVES         RISK FACTORS AND
                       FUND                        HIGHLIGHTS    AND POLICIES     INVESTMENT TECHNIQUES
  Equity Fund                                          10              23                   24
  Small Capitalization Fund                            11              23                   24
  International Discovery Fund                         12              24                   24
  Balanced Fund                                        12              25                   26
  High Income Equity Fund                              13              26                   27
  Bond Fund                                            14              27                   29
  Limited Maturity Bond Fund                           15              27                   29
  Intermediate Government Obligations Fund             16              29                   30
  Government Income Fund                               17              30                   30
  Municipal Bond Fund                                  18              31                   33
  Michigan Municipal Bond Fund                         19              31                   33
  Prime Obligations Fund                               20              33                   34
  U.S. Government Obligations Fund                     21              33                   34
  Treasury Fund                                        21              33                   34
  Tax-Free Fund                                        22              33                   34

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public fifteen separate investment portfolios, fourteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Institutional Shares of the following Funds:

       Parkstone Equity Fund (the "Equity Fund")
       Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Fund (the "Balanced Fund")
       Parkstone High Income Equity Fund (the "High Income Equity Fund") Parkstone Bond Fund (the "Bond Fund")
       Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate Government
       Obligations Fund")
       Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
       Parkstone Michigan Municipal Bond Fund (the "Michigan Fund")
       Parkstone Prime Obligations Fund (the "Prime Obligations Fund") Parkstone U.S. Government Obligations Fund (the "U.S. Government Obligations Fund")

                                       3        PROSPECTUS--Institutional Shares

       Parkstone Treasury Fund (the "Treasury Fund")
       Parkstone Tax-Free Fund (the "Tax-Free Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Equity, Small Capitalization and International Funds are collectively referred to as the "Growth Funds". The Balanced and High Income Equity Funds are collectively referred to as the "Growth and Income Funds". The Bond, Limited Maturity Bond, Intermediate Government Obligations and Government Income Funds are collectively referred to as the Income Funds. The Municipal Bond and Michigan Funds are collectively referred to as "Tax-Free Income Funds". Finally, the Prime Obligations, U.S. Government Obligations, Treasury and Tax-Free Funds are collectively referred to as the "Money Market Funds".

The Trustees of the Group have divided each of the Funds' beneficial ownership into an unlimited number of transferable units called shares (the "Shares"). Each Fund of the Group offers multiple classes of Shares. This Prospectus describes one class of Shares of each Fund-Institutional Shares. Interested persons who wish to obtain a copy of the Prospectus of the other Classes of Shares of the Funds or a copy of the Group's most recent annual report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International and Balanced Funds for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or "Subadviser").

PROSPECTUS SUMMARY

Shares Offered

Institutional Shares of the following Funds of the Group:

      GROWTH FUNDS
       Equity Fund
       Small Capitalization Fund
       International Fund
       GROWTH AND INCOME FUNDS
       Balanced Fund
       High Income Equity Fund
       INCOME FUNDS
       Bond Fund
       Limited Maturity Bond Fund
       Intermediate Government Obligations Fund
       Government Income Fund
       TAX-FREE INCOME FUNDS
       Municipal Bond Fund
       Michigan Fund
       MONEY MARKET FUNDS
       Prime Obligations Fund
       U.S. Government Obligations Fund
       Treasury Fund
       Tax-Free Fund

PROSPECTUS--Institutional Shares       4

These Funds represent fifteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust (the "Group") which is registered as an open-end, management investment company.

Offering Price and Sales Charges

The public offering price of Institutional Shares of each Fund is equal to the net asset value per share, which, in the case of the Money Market Funds, the Group will seek to maintain at $1.00.

Investment Objectives

             FUND                               INVESTMENT OBJECTIVE
  Equity Fund                  seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks
  Small Capitalization Fund    seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks of small to medium-sized
                               companies
  International Fund           seeks the long-term growth of capital
  Balanced Fund                seeks current income, long-term capital growth and
                               conservation of capital
  High Income Equity Fund      primarily seeks current income by investing in a
                               diversified portfolio of high quality, dividend-paying
                               stocks and securities convertible into common stocks; a
                               secondary objective is growth of capital
  Bond Fund                    seeks to provide current income and preservation of
                               capital by investing in a portfolio of high and medium
                               grade fixed-income securities
  Limited Maturity Bond Fund   seeks to provide current income and preservation of
                               capital by investing in a portfolio of high and
                               medium-grade fixed income securities with remaining
                               maturities of six years or less
  Intermediate Government      seeks to provide current income with preservation of
  Obligations Fund             capital by investing in a diversified portfolio of U.S.
                               Government securities with remaining maturities of
                               twelve years or less
  Government Income Fund       seeks to provide shareholders with a high level of
                               current income consistent with prudent investment risk
  Municipal Bond Fund          seeks to provide current interest income which is
                               exempt from federal income taxes as well as
                               preservation of capital
  Michigan Fund                seeks income which is exempt from federal income tax
                               and Michigan state income and intangibles tax, although
                               such income may be subject to the federal alternative
                               minimum tax when received by certain shareholders; also
                               seeks preservation of capital
  Prime Obligations Fund       seeks to provide current income, with liquidity and
                               stability of principal
  U.S. Government              seeks to provide current income, with liquidity and
    Obligations Fund           stability of principal
  Treasury Fund                seeks to provide current income, with liquidity and
                               stability of principal

                                       5        PROSPECTUS--Institutional Shares

             FUND                                 INVESTMENT POLICY
  Tax-Free Fund                seeks to provide current income free from federal
                               income taxes, preservation of capital and relative
                               stability of principal

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:

             FUND                                 INVESTMENT POLICY
  Equity Fund                  at least 80% of their total assets in common stocks,
                               and securities convertible into common stocks, of
                               companies believed by the investment adviser to be
                               characterized by sound management and the ability to
                               finance expected growth
  Small Capitalization Fund    at least 80% of their total assets in common stocks,
                               and securities convertible into common stocks, of small
                               to medium-sized companies believed by the investment
                               adviser to be characterized by sound management and the
                               ability to finance expected growth
  International Fund           at least 65% of its total assets in an internationally
                               diversified portfolio of equity securities which trade
                               on markets in countries other than the United States
                               and which are issued by companies (i) domiciled in
                               countries other than the United States, or (ii) that
                               derive at least 50% of either their revenues or pre-tax
                               income from activities outside of the United States,
                               and (iii) which are ranked as small- or medium-sized
                               companies on the basis of their capitalization
  Balanced Fund                in any type or class of securities, including all types
                               of common stocks, fixed income securities and
                               securities convertible into common stocks. At least 25%
                               of the value of the Fund's total assets will be
                               invested in fixed income senior securities and up to
                               15% of the Fund's total assets may be invested in
                               foreign securities
  High Income Equity Fund      at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed by the investment adviser to be characterized
                               by sound management, the ability to finance expected
                               growth and the ability to pay above average dividends
  Bond Fund                    at least 80% of its total assets in bonds, debentures
                               and certain other debt securities specified herein
  Limited Maturity Bond Fund   at least 80% of the value of its total assets in bonds,
                               debentures and certain other debt securities specified
                               herein with remaining maturities of six years or less
  Intermediate Government      at least 80% of its total assets in obligations issued
  Obligations Fund             or guaranteed by the U.S. Government or its agencies or
                               instrumentalities and with remaining maturities of
                               twelve years or less
  Government Income Fund       at least 65% of its total assets in obligations issued
                               or guaranteed by the U.S. Government or its agencies or
                               instrumentalities; under current market conditions; up
                               to 80% of its total assets in mortgage-related
                               securities, which are issued or guaranteed by the U.S.
                               Government, its agencies and instrumentalities and by
                               nongovernmental entities, or greater amounts as
                               conditions warrant

PROSPECTUS--Institutional Shares       6

             FUND                                 INVESTMENT POLICY
  Municipal Bond Fund          at least 80% of its total assets in tax-exempt
                               obligations
  Michigan Fund                at least 80% of its total assets in debt securities of
                               all types; at least 65% of the net assets will be
                               invested in municipal securities issued by or on behalf
                               of the State of Michigan, its political subdivisions,
                               municipalities and public authorities
  Prime Obligations Fund       invests in high quality money market instruments and
                               other comparable investments
  U.S. Government              invests at least 65% of its total assets in short-term
    Obligations Fund           U.S. Treasury bills, notes and other obligations issued
                               by the U.S. Government or its agencies or
                               instrumentalities
  Treasury Fund                invests exclusively in obligations issued or guaranteed
                               by the U.S. Treasury and in repurchase agreements
                               backed by such securities
  Tax-Free Fund                at least 80% of its total assets in municipal
                               obligations the interest on which is both exempt from
                               federal income tax and not treated as a preference item
                               for alternative minimum tax purposes

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks (see "RISK FACTORS AND INVESTMENT TECHNIQUES").

Investment Adviser

First of America Investment Corporation ("First of America") serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Fund, Gulfstream Global Investors, Ltd. ("Gulfstream") or "Subadviser" serves as subadviser.

Dividends and Capital Gains

Dividends from net income are declared and paid monthly. Net realized capital gains are distributed at least annually.

Distributor

BISYS Fund Services, formerly known as The Winsbury Company, ("BISYS") a partnership owned by The BISYS Group, Inc.

Transfer Agent

BISYS Fund Services Ohio, Inc., formerly known as The Winsbury Service Corporation (the "Transfer Agent"), a subsidiary of The BISYS Group, Inc.

                                       7        PROSPECTUS--Institutional Shares

FEE TABLES (INSTITUTIONAL SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)................     None
Sales Charge on Reinvested Distributions....................................     None
Deferred Sales Charge on Redemptions........................................     None
Redemption Fees.............................................................     None
Exchange Fees...............................................................     None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*

                                                                                           TOTAL
                                                      MANAGEMENT    12B-1     OTHER      OPERATING
                                                         FEES       FEES     EXPENSES    EXPENSES
                                                      ----------    -----    -------      -------
GROWTH FUNDS:
Equity Fund........................................      1.00%      0.00%      0.29%       1.29%
Small Capitalization Fund..........................      1.00%      0.00%      0.33%       1.33%
International Fund.................................      1.17%      0.00%      0.39%       1.56%
GROWTH AND INCOME FUNDS:
Balanced Fund......................................      0.75%      0.00%      0.50%       1.25%
High Income Equity Fund............................      1.00%      0.00%      0.32%       1.32%
INCOME FUNDS:
Bond Fund..........................................      0.70%      0.00%      0.32%       1.02%
Limited Maturity Bond Fund.........................      0.55%      0.00%      0.29%       0.84%
Intermediate Government Obligations Fund...........      0.70%      0.00%      0.34%       1.04%
Government Income Fund.............................      0.45%      0.00%      0.38%       0.83%
TAX-FREE INCOME FUNDS:
Municipal Bond Fund................................      0.55%      0.00%      0.25%       0.80%
Michigan Fund......................................      0.55%      0.00%      0.23%       0.78%
MONEY MARKET FUNDS:
Prime Obligations Fund.............................      0.40%      0.00%      0.25%       0.65%
U.S. Government Obligations Fund...................      0.40%      0.00%      0.27%       0.67%
Treasury Fund......................................      0.40%      0.00%      0.24%       0.64%
Tax-Free Fund......................................      0.40%      0.00%      0.24%       0.64%

------------
* after expense reductions

Absent the voluntary reduction of advisory fees, Management Fees and Total Expenses as a percentage of average net assets for the Balanced Fund would have been 1.00% and 1.50%, respectively. Absent the voluntary reduction of administration fees and advisory fees, Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund would have been
 .74%, .37% and 1.11%, respectively. For the Limited Maturity Bond Fund they would have been .74%, .34% and 1.08%, respectively. For the Intermediate Government Obligations Fund they would have been .74%, .39% and 1.13%, respectively. For the Government Income Fund they are estimated to be .74%, .43% and 1.17%, respectively. For the Municipal Bond Fund they would have been .74%,
 .35% and 1.09%, respectively. For the Michigan Fund they would have been .74%, .33% and 1.07%, respectively. Absent the voluntary reduction of administration fees, Other Expenses and Total Fund Operating Expenses as a percentage of average net assets for the Prime Obligations Fund would be .27% and .67%, respectively. For the U.S. Government Obligations Fund, they would be .29% and
 .69%, respectively. For the Treasury Fund they would be .34% and .74%, respectively. For the Tax-Free Fund, they would be .26% and .66%, respectively. (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")

PROSPECTUS--Institutional Shares       8

EXPENSE EXAMPLES

You would pay the following expenses on a $1,000 investment in Investor A Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                 1        3        5       10
                                                                YEAR    YEARS    YEARS    YEARS
                                                                ---     ----     ----     ----
GROWTH FUNDS:
Equity Fund..................................................   $ 13     $41      $71     $ 156
International Fund...........................................   $ 16     $49      $85     $ 186
Small Capitalization Fund....................................   $ 14     $42      $73     $ 160
GROWTH AND INCOME FUNDS:
Balanced Fund................................................   $ 13     $40      $69     $ 151
High Income Equity Fund......................................   $ 13     $42      $72     $ 159
INCOME FUNDS:
Bond Fund....................................................   $ 10     $32      $56     $ 125
Limited Maturity Bond Fund...................................   $  9     $27      $47     $ 104
Intermediate Government Obligations Fund.....................   $ 11     $33      $57     $ 127
Government Income Fund.......................................   $  8     $26      $46     $ 103
TAX-FREE INCOME FUNDS:
Municipal Bond Fund..........................................   $  8     $26      $44     $  99
Michigan Fund................................................   $  8     $25      $43     $  97
MONEY MARKET FUNDS:
Prime Obligations Fund.......................................   $  7     $21      $36     $  81
U.S. Government Obligations Fund.............................   $  7     $21      $37     $  83
Treasury Fund................................................   $  7     $20      $36     $  80
Tax-Free Fund................................................   $  7     $20      $36     $  80

The information set forth in the foregoing Fee Tables and examples relates only to Institutional Shares of the Funds. Each of the Funds also may offer other classes of Shares. The other classes of Shares of the Funds are subject to the same expenses except that the sales charges and level of Rule 12b-1 fees paid by holders of the different classes will differ.

The purpose of the above tables is to assist a potential purchaser of Institutional Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may have invested in Institutional Shares of the Funds. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of each of the Funds. The expense information for Institutional Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                       9        PROSPECTUS--Institutional Shares

FINANCIAL HIGHLIGHTS

The table below sets forth certain information concerning the investment results of the Institutional Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1995 Annual Report to Shareholders.

The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P. (Limited Liability Partnership), independent accountants for the Group, whose report thereon is included in the Annual Report.

On March 31, 1993, the Shareholders of all of the then-outstanding Funds of the Group approved the reclassification of such Fund's outstanding Shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report include periods prior to such reclassification.

EQUITY FUND - INSTITUTIONAL SHARES

                                                            YEAR ENDED JUNE 30,
                                  --------------------------------------------------------------
                                         INSTITUTIONAL SHARES                                                  OCT. 31, 1988
                                    ------------------------------                                                  TO
                                    1995         1994       1993(B)        1992        1991        1990      JUNE 30, 1989(A)
                                  --------     --------     --------     --------    --------    --------    -----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................     $14.70       $15.10       $12.80       $11.69      $12.37      $11.48          $10.00
                                     -----        -----        -----        -----       -----       -----      ----------
Investment Activities
    Net investment income
      (loss)...................      (0.08)       (0.11)       (0.01)        0.17        0.45        0.30            0.20
    Net realized and unrealized
      gain (loss) on
      investments..............       3.47        (0.25)        2.73         1.59       (0.53)       1.86            1.47
                                       ---         ----          ---          ---        ----         ---        --------
        Total from Investment
          Activities...........       3.39        (0.36)        2.72         1.76       (0.08)       2.16            1.67
                                       ---         ----          ---          ---        ----         ---        --------
Distributions
    Net investment income......                                (0.02)       (0.17)      (0.45)      (0.28)          (0.19)
    Net realized gains.........      (0.49)       (0.04)       (0.40)       (0.48)      (0.15)      (0.99)
    In excess of net realized
      gains....................      (0.98)
                                      ----         ----         ----         ----        ----        ----       ---------
        Total Distributions....      (1.47)       (0.04)       (0.42)       (0.65)      (0.60)      (1.27)          (0.19)
                                      ----         ----         ----         ----        ----        ----       ---------
NET ASSET VALUE, END OF
  PERIOD.......................     $16.62       $14.70       $15.10       $12.80      $11.69      $12.37          $11.48
                                     -----        -----        -----        -----       -----       -----      ----------
                                     -----        -----        -----        -----       -----       -----      ----------
Total Return (excluding sales
  and redemption charges)......      25.20%       (2.44)%      21.34%       15.18%      (0.45)%     19.23%          16.83%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period
      (000)....................   $683,320     $533,260     $595,127     $407,782    $298,655    $247,683        $180,124
    Ratio of expenses to
      average net assets.......       1.29%        1.28%        1.24%        1.18%       1.10%       1.07%           1.06%(c)
    Ratio of net investment
      income to average net
      assets...................      (0.64)%      (0.65)%      (0.09)%       1.24%       3.87%       2.51%           2.80%(c)
    Ratio of expenses to
      average net assets*......       1.29%        1.28%        1.27%        1.26%       1.28%       1.29%           1.31%(c)
    Ratio of net investment
      income to average net
      assets*..................      (0.65)%      (0.65)%      (0.11)%       1.15%       3.69%       2.29%           2.55%(c)
    Portfolio turnover.........      46.39%(d)    70.87%(d)    66.48%(d)    93.76%     189.26%     136.95%          87.30%

PROSPECTUS--Institutional Shares       10

SMALL CAPITALIZATION FUND - INSTITUTIONAL SHARES

                                                        YEAR ENDED JUNE 30,
                             ------------------------------------------------------------------
                                     INSTITUTIONAL SHARES                                                  OCT. 31, 1988
                             ----------------------------------                                                  TO
                               1995          1994        1993(B)         1992        1991       1990      JUNE 30, 1989(A)
                             --------      --------      --------      --------    --------    -------    ----------------
NET ASSET VALUE, BEGINNING
  OF
  PERIOD..................     $19.83        $20.31        $14.64        $13.58      $14.82     $11.59          $10.00
                                -----         -----         -----         -----       -----      -----       ---------
Investment Activities
    Net investment income
      (loss)..............      (0.25)        (0.28)        (0.14)        (0.08)       0.14       0.04            0.06
    Net realized and
      unrealized gain
      (loss) on
      investments.........       8.65          0.30          6.76          1.89       (1.24)      3.23            1.59
                                  ---           ---           ---           ---        ----        ---         -------
        Total from
          Investment
          Activities......       8.40          0.02          6.62          1.81       (1.10)      3.27            1.65
                                  ---           ---           ---           ---        ----        ---         -------
Distributions
    Net investment
      income..............                                                            (0.14)
    Net realized gains....      (2.15)        (0.50)        (0.95)        (0.75)
                                 ----          ----          ----          ----        ----        ---         -------
        Total
          Distributions...      (2.15)        (0.50)        (0.95)        (0.75)      (0.14)     (0.04)          (0.06)
                                 ----          ----          ----          ----        ----       ----        --------
NET ASSET VALUE, END OF
  PERIOD..................     $26.08        $19.83        $20.31        $14.64      $13.58     $14.82          $11.59
                                -----         -----         -----         -----       -----      -----       ---------
                                -----         -----         -----         -----       -----      -----       ---------
Total Return (excluding
  sales and redemption
  charges)................      45.32%        (0.15)%       45.77%        12.95%      (6.76)%    28.28%          16.60%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)........   $354,825      $271,425      $291,462      $180,079    $107,500    $94,517         $53,917
    Ratio of expenses to
      average net
      assets..............       1.33%         1.30%         1.26%         1.19%       1.15%      1.11%           1.29%(c)
    Ratio of net
      investment income to
      average net
      assets..............      (1.06)%       (1.14)%       (0.98)%       (0.61)%      1.08%       0.37%          0.80%(c)
    Ratio of expenses to
      average net
      assets*.............       1.33%         1.30%         1.28%         1.28%       1.33%      1.33%           1.54%(c)
    Ratio of net
      investment income to
      average net
      assets*.............      (1.06)%       (1.14)%       (1.01)%       (0.70)%      0.90%      0.15%           0.55%(c)
    Portfolio turnover....      50.53%(d)     72.64%(d)     71.21%(d)     95.02%     139.66%     83.10%          51.79%

                                       11       PROSPECTUS--Institutional Shares

INTERNATIONAL DISCOVERY FUND - INSTITUTIONAL SHARES

                                                                YEAR ENDED JUNE 30,       DECEMBER 29, 1992
                                                               ---------------------             TO
                                                                 1995         1994       JUNE 30, 1993(A)(B)
                                                               --------     --------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $13.24       $11.54             $10.00
                                                                 ------       ------        -----------
Investment Activities
    Net investment income (loss)............................       0.04        (0.01)              0.04
    Net realized and unrealized gain (loss) on investments
      and foreign currency transactions.....................      (0.33)        1.75               1.51
                                                                  -----          ---           --------
         Total from Investment Activities...................      (0.29)        1.74               1.55
                                                                  -----          ---           --------
Distributions
    Net investment income...................................                   (0.02)             (0.01)
    Net realized gains......................................                   (0.02)
    In excess of net realized gains.........................      (0.62)
                                                                  -----        -----         ----------
         Total Distributions................................      (0.62)       (0.04)             (0.01)
                                                                  -----        -----         ----------
NET ASSET VALUE, END OF PERIOD..............................     $12.33       $13.24             $11.54
                                                                 ------       ------        -----------
                                                                 ------       ------        -----------
Total Return (excluding sales and redemption charges).......      (1.86)%      15.12%             15.52%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000).......................   $264,759     $261,798           $114,822
    Ratio of expenses to average net assets.................       1.56%        1.52%              1.58%(c)
    Ratio of net investment income to average net assets....       0.31%       (0.30)%             0.82%(c)
    Ratio of expenses to average net assets*................       1.59%        1.57%              1.63%(c)
    Ratio of net investment income to average net assets*...       0.28%       (0.35)%             0.77%(c)
    Portfolio turnover(d)...................................     104.39%       37.23%             12.47%

BALANCED FUND - INSTITUTIONAL SHARES

                                                            YEAR ENDED JUNE 30,
                                                     ---------------------------------
                                                           INSTITUTIONAL SHARES             JANUARY 31, 1992
                                                     ---------------------------------             TO
                                                      1995         1994        1993(B)      JUNE 30, 1992(A)
                                                     -------      -------      -------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...............   $10.67       $11.08        $9.68            $10.00
                                                      ------       ------        -----        ----------
Investment Activities
    Net investment income..........................     0.31         0.27         0.28              0.14
    Net realized and unrealized gain (loss) on
      investments..................................     1.68        (0.41)        1.41             (0.34)
                                                         ---        -----          ---         ---------
         Total from Investment Activities..........     1.99        (0.14)        1.69             (0.20)
                                                         ---        -----          ---         ---------
Distributions
    Net investment income..........................    (0.31)       (0.27)       (0.29)            (0.12)
    Net realized gains.............................    (0.03)
    In excess of net realized gains................    (0.13)
                                                       -----        -----        -----         ---------
         Total Distributions.......................    (0.47)       (0.27)       (0.29)            (0.12)
                                                       -----
NET ASSET VALUE, END OF PERIOD.....................   $12.19       $10.67       $11.08             $9.68
                                                      ------       ------       ------         ---------
                                                      ------       ------       ------         ---------
Total Return (excluding sales and redemption
  charges).........................................    19.22%       (1.44)%      17.66%            (2.06)%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)..............  $89,294      $71,427      $42,318           $38,136
    Ratio of expenses to average net assets........     1.25%        1.09%        1.15%             1.19%(c)
    Ratio of net investment income to average net
      assets.......................................     2.75%        2.49%        2.70%             3.46%(c)
    Ratio of expenses to average net assets*.......     1.52%        1.39%        1.46%             1.50%(c)
    Ratio of net investment income to average net
      assets*......................................     2.47%        2.18%        2.40%             3.13%(c)
    Portfolio turnover.............................   250.66%(d)   192.39%(d)   177.99%(d)         47.58%

PROSPECTUS--Institutional Shares       12

HIGH INCOME EQUITY FUND - INSTITUTIONAL SHARES

                                                        YEAR ENDED JUNE 30,
                             ------------------------------------------------------------------
                                     INSTITUTIONAL SHARES                                                  OCT. 31, 1988
                             ----------------------------------                                                  TO
                               1995          1994        1993(B)         1992        1991       1990      JUNE 30, 1989(A)
                             --------      --------      --------      --------    --------    -------    ----------------
NET ASSET VALUE, BEGINNING
  OF
  PERIOD..................     $13.50        $14.69        $13.14        $12.48      $12.19     $11.35          $10.00
                                -----         -----         -----         -----       -----      -----       ---------
Investment Activities
    Net investment
      income..............       0.39          0.39          0.45          0.54        0.57       0.56            0.35
    Net realized and
      unrealized gain
      (loss) on
      investments.........       1.00         (0.56)         1.69          0.99        0.38       1.04            1.32
                                  ---          ----           ---           ---         ---        ---         -------
        Total from
          Investment
          Activities......       1.39         (0.17)         2.14          1.53        0.95       1.60            1.67
                                  ---          ----           ---           ---         ---        ---         -------
Distributions
    Net investment
      income..............      (0.39)        (0.39)        (0.45)        (0.54)      (0.59)     (0.54)          (0.32)
    In excess of net
      investment income...      (0.01)
    Net realized gains....                    (0.24)        (0.14)        (0.33)      (0.07)     (0.22)
    In excess of net
      realized gains......                    (0.39)
                                 ----          ----          ----          ----        ----       ----        --------
        Total
          Distributions...      (0.40)        (1.02)        (0.59)        (0.87)      (0.66)     (0.76)          (0.32)
                                 ----          ----          ----          ----        ----       ----        --------
NET ASSET VALUE, END OF
  PERIOD..................     $14.49        $13.50        $14.69        $13.14      $12.48     $12.19          $11.35
                                -----         -----         -----         -----       -----      -----       ---------
                                -----         -----         -----         -----       -----      -----       ---------
Total Return (excluding
  sales and redemption
  charges)................      10.55%        (1.53)%       16.73%        12.56%       8.22%     14.37%          16.97%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)........   $346,164      $355,538      $384,240      $270,549    $150,980    $96,344         $66,367
    Ratio of expenses to
      average net
      assets..............       1.32%         1.30%         1.26%         1.19%       1.13%      1.11%           1.16%(c)
    Ratio of net
      investment income to
      average net
      assets..............       2.86%         2.64%         3.28%         4.12%       4.75%      4.69%           4.92%(c)
    Ratio of expenses to
      average net
      assets*.............       1.32%         1.30%         1.28%         1.27%       1.31%      1.33%           1.41%(c)
    Ratio of net
      investment income to
      average net
      assets*.............       2.86%         2.64%         3.25%         4.03%       4.57%      4.47%           4.67%(c)
    Portfolio turnover....      77.70%(d)     69.35%(d)     67.26%(d)     68.42%     115.68%     53.08%          29.55%

                                       13       PROSPECTUS--Institutional Shares

BOND FUND - INSTITUTIONAL SHARES

                                                       YEAR ENDED JUNE 30,
                            -------------------------------------------------------------------
                                    INSTITUTIONAL SHARES                                                   OCT. 31, 1988
                            ----------------------------------                                                   TO
                              1995          1994        1993(B)         1992        1991        1990      JUNE 30, 1989(A)
                            --------      --------      --------      --------    --------    --------    ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $9.29        $10.53        $10.54        $10.07      $10.00      $10.11          $10.00
                                ----         -----         -----         -----       -----       -----       ---------
Investment Activities
    Net investment
      income.............       0.61          0.60          0.71          0.75        0.77        0.78            0.53
    Net realized and
      unrealized gain
      (loss) on
      investments........       0.43         (0.72)         0.46          0.56        0.08       (0.11)           0.09
                                 ---          ----           ---           ---         ---        ----         -------
        Total from
          Investment
          Activities.....       1.04         (0.12)         1.17          1.31        0.85        0.67            0.62
                                 ---          ----           ---           ---         ---         ---         -------
Distributions
    Net investment
      income.............      (0.61)        (0.58)        (0.73)        (0.76)      (0.78)      (0.78)          (0.51)
    In excess of net
      investment
      income.............
    Net realized gains...                                  (0.45)        (0.08)
    In excess of net
      realized gains.....                    (0.54)
                                ----          ----          ----          ----        ----        ----        --------
        Total
         Distributions...      (0.61)        (1.12)        (1.18)        (0.84)      (0.78)      (0.78)          (0.51)
                                ----          ----          ----          ----        ----        ----        --------
NET ASSET VALUE, END OF
  PERIOD.................      $9.72         $9.29        $10.53        $10.54      $10.07      $10.00          $10.11
                                ----          ----         -----         -----       -----       -----       ---------
                                ----          ----         -----         -----       -----       -----       ---------
Total Return (excluding
  sales and redemption
  charges)...............      11.78%        (1.52)%       11.84%        13.47%       8.80%       6.94%           6.42%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets at end of
      period (000).......   $509,189      $469,903      $442,291      $477,526    $432,225    $316,477        $123,928
    Ratio of expenses to
      average net
      assets.............       1.02%         0.88%         0.87%         0.87%       0.84%       0.81%           0.82%(c)
    Ratio of net
      investment income
      to average net
      assets.............       6.54%         5.97%         6.50%         7.19%       7.72%       8.04%           8.06%(c)
    Ratio of expenses to
      average net
      assets*............       1.14%         1.02%         1.01%         1.01%       1.02%       1.02%           1.06%(c)
    Ratio of net
      investment income
      to average net
      assets*............       6.42%         5.83%         6.36%         7.05%       7.54%       7.83%           7.82%(c)
    Portfolio turnover...    1010.64%(d)    893.27%(d)    443.98%(d)    289.38%     339.74%     314.71%         121.08%

PROSPECTUS--Institutional Shares       14

LIMITED MATURITY BOND FUND - INSTITUTIONAL SHARES

                                                       YEAR ENDED JUNE 30,
                            -------------------------------------------------------------------
                                    INSTITUTIONAL SHARES                                                   OCT. 31, 1988
                            ----------------------------------                                                   TO
                              1995          1994        1993(B)         1992        1991        1990      JUNE 30, 1989(A)
                            --------      --------      --------      --------    --------    --------    ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $9.57        $10.18        $10.25         $9.93       $9.88      $10.08          $10.00
                                ----         -----         -----          ----        ----       -----       ---------
Investment Activities
    Net investment
      income.............       0.58          0.64          0.65          0.71        0.72        0.83            0.53
    Net realized and
      unrealized gain
      (loss) on
      investments........       0.13         (0.59)         0.13          0.35        0.10       (0.15)           0.02
                                 ---          ----           ---           ---         ---        ----         -------
        Total from
          Investment
          Activities.....       0.71          0.05          0.78          1.06        0.82        0.68            0.55
                                 ---           ---           ---           ---         ---         ---         -------
Distributions
    Net investment
      income.............      (0.57)        (0.62)        (0.69)        (0.71)      (0.73)      (0.83)          (0.47)
    Net realized gains...                                  (0.16)        (0.03)      (0.04)      (0.05)
    In excess of net
      realized gains.....                    (0.04)
                                ----          ----          ----          ----        ----        ----        --------
        Total
         Distributions...      (0.57)        (0.66)        (0.85)        (0.74)      (0.77)      (0.88)          (0.47)
                                ----          ----          ----          ----        ----        ----        --------
NET ASSET VALUE, END OF
  PERIOD.................      $9.71         $9.57        $10.18        $10.25       $9.93       $9.88          $10.08
                                ----          ----         -----         -----        ----        ----       ---------
                                ----          ----         -----         -----        ----        ----       ---------
Total Return (excluding
  sales and redemption
  charges)...............       7.76%         0.43%         7.98%        11.00%       8.66%       7.10%           5.70%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets at end of
      period (000).......   $141,781      $156,678      $141,706      $117,241     $70,870     $43,696         $71,627
    Ratio of expenses to
      average net
      assets.............       0.84%         0.76%         0.72%         0.83%       0.91%       0.92%           0.88%(c)
    Ratio of net
      investment income
      to average net
      assets.............       6.11%         6.32%         6.45%         7.13%       7.47%       8.01%           8.19%(c)
    Ratio of expenses to
      average net
      assets*............       1.11%         1.05%         1.01%         1.05%       1.10%       1.14%           1.12%(c)
    Ratio of net
      investment income
      to average net
      assets*............       5.84%         6.03%         6.16%         6.91%       7.28%       7.79%           7.95%(c)
    Portfolio turnover...     397.97%(d)    353.28%(d)    123.10%(d)     87.75%     161.32%     319.11%         117.37%

                                       15       PROSPECTUS--Institutional Shares

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INSTITUTIONAL SHARES

                                                       YEAR ENDED JUNE 30,
                            -------------------------------------------------------------------
                                    INSTITUTIONAL SHARES                                                   OCT. 31, 1988
                             ----------------------------------                                                  TO
                              1995          1994        1993(B)         1992        1991        1990      JUNE 30, 1989(A)
                            --------      --------      --------      --------    --------    --------    ----------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.................      $9.62        $10.53        $10.42        $10.05       $9.91      $10.05          $10.00
                                ----         -----         -----         -----        ----       -----       ---------
Investment Activities
    Net investment income
      (loss).............       0.52          0.60          0.68          0.71        0.74        0.79            0.50
    Net realized and
      unrealized gain
      (loss) on
      investments........       0.31         (0.66)         0.22          0.46        0.15       (0.11)          (0.02)
                                 ---          ----           ---           ---         ---        ----        --------
        Total from
          Investment
          Activities.....       0.83         (0.06)         0.90          1.17        0.89        0.68            0.48
                                 ---          ----           ---           ---         ---         ---         -------
Distributions
    Net investment
      income.............      (0.52)        (0.60)        (0.73)        (0.71)      (0.75)      (0.79)          (0.43)
    Net realized gains...                                  (0.06)        (0.09)                  (0.03)
    In excess of net
      realized gains.....                    (0.25)
                                ----          ----          ----          ----        ----        ----        --------
        Total
         Distributions...      (0.52)        (0.85)        (0.79)        (0.80)      (0.75)      (0.82)          (0.43)
                                ----          ----          ----          ----        ----        ----        --------
NET ASSET VALUE, END OF
  PERIOD.................      $9.93         $9.62        $10.53        $10.42      $10.05       $9.91          $10.05
                                ----          ----         -----         -----       -----        ----       ---------
                                ----          ----         -----         -----       -----        ----       ---------
Total Return (excluding
  sales and redemption
  charges)...............       9.02%        (0.80)%        8.94%        12.03%       9.32%       7.07%           4.92%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets at end of
      period (000).......   $249,169      $281,232      $272,607      $234,906    $142,864    $100,205         $83,212
    Ratio of expenses to
      average net
      assets.............       1.04%         0.90%         0.87%         0.87%       0.86%       0.85%           0.87%(c)
    Ratio of net
      investment income
      to average net
      assets.............       5.43%         5.90%         6.54%         7.07%       7.48%       8.04%           7.79%(c)
    Ratio of expenses to
      average net
      assets*............       1.16%         1.04%         1.01%         1.01%       1.04%       1.06%           1.11%(c)
    Ratio of net
      investment income
      to average net
      assets*............       5.31%         5.76%         6.40%         6.93%       7.30%       7.83%           7.55%(c)
    Portfolio turnover...     549.13%(d)    546.06%(d)    225.90%(d)    114.76%     164.59%     294.62%         111.96%

PROSPECTUS--Institutional Shares       16

GOVERNMENT INCOME FUND - INSTITUTIONAL SHARES

                                                                YEAR ENDED JUNE 30,       NOVEMBER 12, 1992
                                                               ---------------------             TO
                                                                 1995         1994       JUNE 30, 1993(A)(B)
                                                               --------     --------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $9.41       $10.04            $10.00
                                                                  -----       ------      ------------
Investment Activities
    Net investment income...................................       0.76         0.74              0.48
    Net realized and unrealized gain (loss) on
      investments...........................................       0.01        (0.63)             0.04
                                                                    ---        -----         ---------
         Total from Investment Activities...................       0.77         0.11              0.52
                                                                    ---          ---         ---------
Distributions
    Net investment income...................................      (0.68)       (0.73)            (0.48)
    Tax return of capital...................................      (0.08)       (0.01)
                                                                  -----        -----       -----------
         Total Distributions................................      (0.76)       (0.74)            (0.48)
                                                                  -----        -----       -----------
NET ASSET VALUE, END OF PERIOD..............................      $9.42        $9.41            $10.04
                                                                  -----        -----      ------------
                                                                  -----        -----      ------------
Total Return (excluding sales and redemption charges).......       8.70%        1.04%             5.37%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000).......................   $110,190     $101,506           $71,862
    Ratio of expenses to average net assets.................       0.83%        0.72%             0.70%(c)
    Ratio of net investment income to average net assets....       8.25%        7.51%             7.49%(c)
    Ratio of expenses to average net assets*................       1.19%        1.11%             1.09%(c)
    Ratio of net investment income to average net assets*...       7.89%        7.12%             7.09%(c)
    Portfolio turnover(d)...................................     114.71%      102.24%           135.06%

                                       17       PROSPECTUS--Institutional Shares

MUNICIPAL BOND FUND - INSTITUTIONAL SHARES

                                                         YEAR ENDED JUNE 30,
                              ------------------------------------------------------------------
                                      INSTITUTIONAL SHARES                                                  OCT. 31, 1988
                              ----------------------------------                                                  TO
                                1995          1994        1993(B)         1992       1991        1990      JUNE 30, 1989(A)
                              --------      --------      --------      --------    -------    --------    ----------------
NET ASSET VALUE, BEGINNING
  OF
  PERIOD...................     $10.29        $10.92        $10.58        $10.20     $10.03      $10.18          $10.00
                                 -----         -----         -----         -----      -----       -----       ---------
Investment Activities
    Net investment income
      (loss)...............       0.46          0.41          0.49          0.52       0.55        0.57            0.40
    Net realized and
      unrealized gain
      (loss) on
      investments..........       0.27         (0.31)         0.48          0.39       0.18       (0.12)          (0.14)
                                   ---          ----           ---           ---        ---        ----        --------
        Total from
          Investment
          Activities.......       0.73          0.10          0.97          0.91       0.73        0.45            0.54
                                   ---           ---           ---           ---        ---         ---         -------
Distributions
    Net investment
      income...............      (0.46)        (0.40)        (0.53)        (0.52)     (0.56)      (0.58)          (0.36)
    Net realized gains.....                    (0.21)        (0.10)        (0.01)                 (0.02)
    In excess of net
      realized gains.......      (0.17)        (0.12)
                                  ----          ----          ----          ----       ----        ----        --------
        Total
          Distributions....      (0.63)        (0.73)        (0.63)        (0.53)     (0.56)      (0.60)          (0.36)
                                  ----          ----          ----          ----       ----        ----        --------
NET ASSET VALUE, END OF
  PERIOD...................     $10.39        $10.29        $10.92        $10.58     $10.20      $10.03          $10.18
                                 -----         -----         -----         -----      -----       -----       ---------
                                 -----         -----         -----         -----      -----       -----       ---------
Total Return (excluding
  sales and redemption
  charges).................       7.25%         0.81%         9.48%         9.11%      7.51%       4.57%           5.52%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000).........   $134,784      $147,687      $146,302      $130,788    $98,186    $100,445         $68,256
    Ratio of expenses to
      average net assets...       0.80%         0.77%         0.73%         0.81%      0.87%       0.85%           0.85%(c)
    Ratio of net investment
      income to average net
      assets...............       4.21%         3.83%         4.61%         5.09%      5.49%       5.78%           6.11%(c)
    Ratio of expenses to
      average net
      assets*..............       1.08%         1.06%         1.02%         1.03%      1.06%       1.06%           1.09%(c)
    Ratio of net investment
      income to average net
      assets*..............       3.93%         3.53%         4.31%         4.88%      5.29%       5.57%           5.87%(c)
    Portfolio turnover.....      35.15%(d)     44.39%(d)     67.26%(d)     66.31%     76.55%     113.12%          82.22%

PROSPECTUS--Institutional Shares       18

MICHIGAN FUND - INSTITUTIONAL SHARES

                                                       YEAR ENDED JUNE 30,
                                        --------------------------------------------------
                                                INSTITUTIONAL SHARES                            JULY 2, 1990
                                        ------------------------------------                         TO
                                          1995          1994        1993(B)         1992      JUNE 30, 1991(A)
                                        --------      --------      --------      --------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $10.53        $10.97        $10.58        $10.14          $10.00
                                          ------        ------        ------        ------      ----------
Investment Activities
    Net investment income (loss)......      0.50          0.48          0.50          0.52            0.55
    Net realized and unrealized gain
      (loss) on investments...........      0.25         (0.36)         0.47          0.44            0.11
                                             ---         -----           ---           ---         -------
         Total from Investment
           Activities.................      0.75          0.12          0.97          0.96            0.66
                                             ---           ---           ---           ---         -------
Distributions
    Net investment income.............     (0.50)        (0.46)        (0.54)        (0.52)          (0.52)
    In excess of net investment
      income..........................     (0.02)
    Net realized gains................                   (0.01)        (0.04)
    In excess of net realized gains...                   (0.09)
                                           -----         -----         -----         -----       ---------
         Total Distributions..........     (0.52)        (0.56)        (0.58)        (0.52)          (0.52)
                                           -----         -----         -----         -----       ---------
NET ASSET VALUE, END OF PERIOD........    $10.76        $10.53        $10.97        $10.58          $10.14
                                          ------        ------        ------        ------      ----------
                                          ------        ------        ------        ------      ----------
Total Return (excluding sales and
  redemption charges).................      7.33%         1.02%         9.42%         9.73%           6.77%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period
      (000)...........................  $176,068      $181,051      $165,414      $146,782         $90,182
    Ratio of expenses to average net
      assets..........................      0.78%         0.75%         0.76%         0.84%           0.57%(c)
    Ratio of net investment income to
      average net assets..............      4.79%         4.35%         4.70%         5.15%           5.67%(c)
    Ratio of expenses to average net
      assets*.........................      1.07%         1.04%         1.05%         1.05%           1.15%(c)
    Ratio of net investment income to
      average net assets*.............      4.50%         4.06%         4.41%         4.93%           5.18%(c)
    Portfolio turnover................     26.06%(d)      6.69%(d)     35.81%(d)     19.97%          45.30%

                                       19       PROSPECTUS--Institutional Shares

PRIME OBLIGATIONS FUND - INSTITUTIONAL SHARES

                                                         YEAR ENDED JUNE 30,
                           --------------------------------------------------------------------
                                 INSTITUTIONAL SHARES                                                           AUGUST 24, 1987
                           -----------------------------                                                              TO
                             1995        1994      1993(B)       1992        1991        1990        1989      JUNE 30, 1988(A)
                           --------    --------    --------    --------    --------    --------    --------     --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...     $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000           $1.000
                              -----       -----       -----       -----       -----       -----       -----        ---------
Investment Activities
    Net investment
      income............      0.048       0.028       0.029       0.046       0.069       0.080       0.083            0.056
                               ----        ----        ----        ----        ----        ----        ----         --------
Distributions
    Net investment
      income............     (0.048)     (0.028)     (0.029)     (0.046)     (0.069)     (0.080)     (0.083)          (0.056)
                               ----       -----       -----       -----       -----       -----       -----        ---------
NET ASSET VALUE, END OF
  PERIOD................     $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000           $1.000
                              -----       -----       -----       -----       -----       -----       -----        ---------
                              -----       -----       -----       -----       -----       -----       -----        ---------
Total Return............       4.91%       2.85%       2.91%       4.75%       7.15%       8.32%       8.58%            5.76%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets at end of
      period (000)......   $640,380    $561,697    $478,821    $690,908    $702,340    $547,351    $526,450         $241,545
    Ratio of expenses to
      average net
      assets............       0.65%       0.64%       0.64%       0.64%       0.64%       0.65%       0.62%            0.60%(c)
    Ratio of net
      investment income
      to average net
      assets............       4.83%       2.84%       2.88%       4.61%       6.86%       8.03%       8.26%            6.48%(c)
    Ratio of expenses to
      average net
      assets*...........       0.67%       0.66%       0.66%       0.66%       0.66%       0.67%       0.66%            0.70%(c)
    Ratio of net
      investment income
      to average net
      assets*...........       4.81%       2.82%       2.86%       4.59%       6.84%       8.01%       8.22%            6.38%(c)

PROSPECTUS--Institutional Shares       20

U.S. GOVERNMENT OBLIGATIONS FUND - INSTITUTIONAL SHARES

                                                          YEAR ENDED JUNE 30,
                            --------------------------------------------------------------------
                                  INSTITUTIONAL SHARES                                                          AUGUST 24, 1987
                            -----------------------------                                                              TO
                              1995        1994      1993(B)       1992        1991        1990        1989      JUNE 30, 1988(A)
                            --------    --------    --------    --------    --------    --------    --------    ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000          $1.000
                               -----       -----       -----       -----       -----       -----       -----       ---------
Investment Activities
    Net investment
      income.............      0.048       0.028       0.028       0.044       0.066       0.078       0.080           0.055
                                ----        ----        ----        ----        ----        ----        ----        --------
Distributions
    Net investment
      income.............     (0.048)     (0.028)     (0.028)     (0.044)     (0.066)     (0.078)     (0.080)         (0.055)
                               -----       -----       -----       -----       -----       -----       -----       ---------
NET ASSET VALUE, END OF
  PERIOD.................     $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000          $1.000
                               -----       -----       -----       -----       -----       -----       -----       ---------
                               -----       -----       -----       -----       -----       -----       -----       ---------
Total Return.............       4.87%       2.79%       2.86%       4.78%       6.82%       8.10%       8.31%           5.66%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets at end of
      period (000).......   $227,565    $192,612    $223,855    $400,242    $341,903    $248,671    $201,012        $136,823
    Ratio of expenses to
      average net
      assets.............       0.67%       0.67%       0.64%       0.64%       0.65%       0.65%       0.63%           0.62%(c)
    Ratio of net
      investment income
      to average net
      assets.............       4.76%       2.74%       2.81%       4.43%       6.54%       7.79%       8.00%           6.25%(c)
    Ratio of expenses to
      average net
      assets*............       0.69%       0.69%       0.66%       0.66%       0.67%       0.67%       0.68%           0.73%(c)
    Ratio of net
      investment income
      to average net
      assets*............       4.74%       2.72%       2.79%       4.41%       6.52%       7.77%       7.95%           6.14%(c)

TREASURY FUND - INSTITUTIONAL SHARES

                                                                                           DECEMBER 1, 1993
                                                                          YEAR ENDED              TO
                                                                         JUNE 30, 1995     JUNE 30, 1994(A)
                                                                         -------------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................         $1.000             $1.000
                                                                            --------         ----------
Investment Activities
    Net investment income............................................          0.048              0.017
                                                                             -------          ---------
Distributions
    Net investment income............................................         (0.048)            (0.017)
                                                                            --------         ----------
NET ASSET VALUE, END OF PERIOD.......................................         $1.000             $1.000
                                                                            --------         ----------
                                                                            --------         ----------
Total Return.........................................................           4.91%              1.72%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)................................       $192,232            $76,035
    Ratio of expenses to average net assets..........................           0.64%              0.54%(c)
    Ratio of net investment income to average net assets.............           4.95%              3.15%(c)
    Ratio of expenses to average net assets*.........................           0.78%              0.74%(c)
    Ratio of net investment income to average net assets*............           4.81%              2.95%(c)

                                       21       PROSPECTUS--Institutional Shares

TAX-FREE FUND - INSTITUTIONAL SHARES

                                                            YEAR ENDED JUNE 30,
                               -----------------------------------------------------------------
                                   INSTITUTIONAL SHARES                                                          JULY 30, 1987
                               --------------------------                                                              TO
                                1995       1994      1993(B)      1992        1991        1990        1989      JUNE 30, 1988(A)
                               -------    -------    -------    --------    --------    --------    --------    ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................    $1.000     $1.000     $1.000      $1.000      $1.000      $1.000      $1.000          $1.000
                                 -----      -----      -----       -----       -----       -----       -----       ---------
Investment Activities
    Net investment income...     0.030      0.019      0.019       0.033       0.046       0.054       0.055           0.040
                                  ----       ----       ----        ----        ----        ----        ----        --------
Distributions
    Net investment income...    (0.030)    (0.019)    (0.019)     (0.033)     (0.046)     (0.054)     (0.055)         (0.040)
                                 -----      -----      -----       -----       -----       -----       -----       ---------
NET ASSET VALUE, END OF
  PERIOD....................    $1.000     $1.000     $1.000      $1.000      $1.000      $1.000      $1.000          $1.000
                                 -----      -----      -----       -----       -----       -----       -----       ---------
                                 -----      -----      -----       -----       -----       -----       -----       ---------
Total Return................      3.00%      1.92%      2.10%       3.34%       4.73%       5.75%       5.62%           4.08%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of
      period (000)..........   $98,489    $84,465    $86,292    $141,913    $139,615    $142,004    $120,031        $107,199
    Ratio of expenses to
      average net assets....      0.64%      0.58%      0.55%       0.59%       0.60%       0.61%       0.63%           0.64%(c)
    Ratio of net investment
      income to average net
      assets................      2.97%      1.90%      2.08%       3.29%       4.63%       5.43%       5.46%           4.34%(c)
    Ratio of expenses to
      average net assets*...      0.70%      0.68%      0.65%       0.69%       0.70%       0.70%       0.73%           0.75%(c)
    Ratio of net investment
      income to average net
      assets*...............      2.91%      1.80%      1.98%       3.19%       4.53%       5.34%       5.36%           4.23%(c)

------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e) Not annualized.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds is set forth below under the headings describing the Funds. The investment objectives of each Fund are fundamental policies and may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined in the Statement of Additional Information). Other policies of a Fund may be changed without a vote of the holders of a majority of outstanding Shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objectives of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or the Subadviser, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank

PROSPECTUS--Institutional Shares       22
instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE EQUITY FUND AND SMALL CAPITALIZATION FUND

The investment objective of the Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small to medium-sized companies.

Under normal market conditions, each of the Equity and Small Capitalization Funds will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion. Each of the Equity and Small Capitalization Funds may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Equity and Small Capitalization Funds may also hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Equity and Small Capitalization Funds may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The Equity Fund anticipates investing in growth-oriented, medium capitalization companies. These companies have typically exhibited consistent, above average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Equity Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. For purposes of the foregoing sentence, small-sized companies are considered to be those with capitalization of less than $1 billion and medium-sized companies are considered to be those with capitalization of $1 billion or more but less than $5 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund such as the Equity Fund. Consistent with the foregoing, each of the Equity and Small Capitalization Funds will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

                                       23       PROSPECTUS--Institutional Shares

--------------------------------------------------------------------------------
  THE EQUITY FUND AND SMALL CAPITALIZATION FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Other Mutual Funds               -Put and Call Options             -Repurchase Agreements
  -When-Issued and                  -Portfolio Turnover               -Restricted Securities
      Delayed-Delivery                                                -Reverse Repurchase Agreements
        Transactions                                                      and
                                                                          Dollar Roll Agreements

THE INTERNATIONAL FUND

The investment objective of the International Fund is the long-term growth of capital.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

Companies are deemed to be small- or medium-sized which at the time of purchase are of a size which would rank them in the lower half of a major market index in each country by weighted market capitalization and all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

--------------------------------------------------------------------------------
  THE INTERNATIONAL FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Lending Portfolio Securities     -Other Mutual Funds
  -Restricted Securities            -Put and Call Options             -Repurchase Agreements
  -Reverse Repurchase Agreements    -When-Issued and                  -Portfolio Turnover
      and                               Delayed-Delivery
      Dollar Roll Agreements            Transactions

PROSPECTUS--Institutional Shares       24

GROWTH AND INCOME FUNDS

THE BALANCED FUND

The investment objectives of the Balanced Fund are to seek current income, long-term capital growth and conservation of capital.

The Balanced Fund may invest in any type or class of security. Under normal market conditions the Balanced Fund will invest in common stocks, fixed income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of the Balanced Fund's total assets will be invested in fixed income senior securities. Up to 15% of the value of the Balanced Fund's total assets may be invested in foreign securities.

The Balanced Fund's common stocks are held for the purpose of providing dividend income and long-term growth of capital. The Balanced Fund will invest in the common and preferred stocks of companies with capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Fund intends to invest primarily in those companies which are growth oriented and have exhibited consistent, above average growth in revenues and earnings. When choosing such stocks, the potential for long term capital appreciation will be the primary basis for selection.

The Balanced Fund's fixed income senior securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some of the securities in which the Balanced Fund invests may have warrants or options attached. The Balanced Fund may also invest in repurchase agreements.

The Balanced Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments ("Stripped Treasury Obligations"), and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Balanced Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Fund will invest only in corporate fixed income securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed income securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES-- Medium Grade Securities" herein.

The Balanced Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Fund may also invest in securities of other investment companies.

The Balanced Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar denominated international bonds for which the primary trading market is in the United States

                                       25       PROSPECTUS--Institutional Shares

("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Fund's investments in foreign securities may be made either directly or through the purchase of American Depositary Receipts ("ADRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar denominated commercial paper of a foreign issuer).

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Fund is so invested, its investment objectives may not be achieved during that time.

Like any investment program, the Balanced Fund entails certain risks. As a Fund investing primarily in common stocks the Balanced Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Fund also invests in bonds, investors in the Balanced Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

--------------------------------------------------------------------------------
  THE BALANCED FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Medium-Grade Securities          -Mortgage-Related Securities      -Other Mutual Funds
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and                  -Portfolio Turnover
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

THE HIGH INCOME EQUITY FUND

The investment objective of the High Income Equity Fund is to seek current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. A secondary investment objective of High Income Equity Fund is growth of capital.

The High Income Equity Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends. The High Income Equity Funds may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or

PROSPECTUS--Institutional Shares       26
instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The High Income Equity Funds may also hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the High Income Equity Funds may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The High Income Equity Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the High Income Equity Fund may be considered the more conservative than growth-oriented equity funds such as the Group's Equity and Small Capitalization Funds.

Consistent with the foregoing, the High Income Equity Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------
  THE HIGH INCOME EQUITY FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities             -Foreign Securities                   -Foreign Currency Transactions
  -Futures Contracts              -Government Obligations               -Lending Portfolio Securities
  -Other Mutual Funds             -Put and Call Options                 -Repurchase Agreements
  -Restricted Securities          -Reverse Repurchase Agreements        -When-Issued and
  -Portfolio Turnover                 and Dollar Roll Agreements            Delayed-Delivery
                                                                            Transactions

INCOME FUNDS

THE BOND FUND AND LIMITED MATURITY BOND FUND

The investment objective of the Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities. The investment objective of the Limited Maturity Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities with remaining maturities of six years or less.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and Guaranteed Investment Contracts ("GICs") issued by insurance companies, as more fully described below. The Bond Fund intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately

                                       27       PROSPECTUS--Institutional Shares
eight to twelve years. However, the Bond Fund may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

The Bond Fund and the Limited Maturity Bond Fund each may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Bond Fund and the Limited Maturity Bond Fund each may also invest in securities of other investment companies or in GICs.

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt

PROSPECTUS--Institutional Shares       28
securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its Shares' net asset value relative to those funds which invest in longer term obligations.

--------------------------------------------------------------------------------
  THE BOND FUND AND LIMITED MATURITY BOND FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities              -Foreign Securities                  -Foreign Currency Transactions
  -Futures Contracts               -Guaranteed Investment               -Lending Portfolio Securities
  -Medium-Grade Securities             Contracts                        -Municipal Securities
  -Other Mutual Funds              -Mortgage-Related Securities         -Repurchase Agreements
  -Restricted Securities           -Put and Call Options                -When-Issued and Delayed
  -Portfolio Turnover              -Reverse Repurchase Agreements           Delivery Transactions
                                       and Dollar Roll Agreements

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

The investment objective of the Intermediate Government Obligations Fund is to seek current income with preservation of capital by investing in U.S. Government securities with remaining maturities of twelve years or less.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years.

The types of U.S. Government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and Government Securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES-- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."

By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its Shares' net asset value relative to those funds which invest in longer term obligations.

                                       29       PROSPECTUS--Institutional Shares

--------------------------------------------------------------------------------
  THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions    -Futures Contracts
  -Government Obligations           -Guaranteed Investment Contracts  -Lending Portfolio Securities
  -Other Mutual Funds               -Private Activity Bonds           -Put and Call Options
  -Repurchase Agreements            -Restricted Securities            -Reverse Repurchase Agreements
  -When-Issued and                  -Portfolio Turnover                   and Dollar Roll Agreements
      Delayed-Delivery
      Transactions

THE GOVERNMENT INCOME FUND

The investment objective of the Government Income Fund is to provide shareholders with a high level of current income consistent with prudent investment risk.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of nongovernmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by nongovernmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Mortgage-Related Securities," below.

The types of U.S. Government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and Government Securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations".

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper rated at the time of purchase within the top two categories by an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three categories of an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality.

--------------------------------------------------------------------------------
  THE GOVERNMENT INCOME FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Government Obligations           -Lending Portfolio Securities
  -Mortgage-Related Securities      -Other Mutual Funds               -Put and Call Options
  -Repurchase Agreements            -Restricted Securities            -Reverse Repurchase Agreements
  -When-Issued and                  -Portfolio Turnover                   and Dollar Roll Agreements
      Delayed-Delivery
      Transactions

PROSPECTUS--Institutional Shares       30

TAX-FREE INCOME FUNDS

The investment objective of the Municipal Bond Fund is to seek current interest income which is exempt from federal income taxes as well as preservation of capital. The investment objectives of the Michigan Fund are to seek income which is exempt from federal income tax and Michigan state income and intangibles tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and to seek preservation of capital.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities and at 80% of the net assets of the Michigan Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the Government of Puerto Rico or the U.S. territories and possessions of Guam and the U.S. Virgin Islands and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles tax. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Municipal Securities," below.

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to ten years and an average weighted rating of AA/Aa. The Michigan Fund, under normal market conditions, will be invested in long-term Michigan Municipal Securities and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Fund may invest in Michigan Municipal Securities of any maturity. However, First of America may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or rated within the two highest rating groups assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. The Michigan Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invests in these bonds, individual shareholders, depending on their

                                       31       PROSPECTUS--Institutional Shares
own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Fund's distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION-- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Fund" in the Statement of Additional Information.

In addition, investments may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by First of America to be warranted due to market conditions. Such taxable obligations consist of Government Securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Fund's quality standards (as described above) for tax-exempt commercial paper, and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

SPECIAL CONSIDERATIONS RELATING TO THE MICHIGAN FUND

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Fund attempts to diversify, to the extent First of America deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Fund's classification as a "non-diversified" investment company means that the proportion of the Michigan Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Michigan Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires the Michigan Fund generally to invest, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Michigan Fund is not so restricted. In no event, however, may the Michigan Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Michigan Fund's taxable year. Since a relatively high percentage of the Michigan Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

PROSPECTUS--Institutional Shares       32

--------------------------------------------------------------------------------
  TAX-FREE INCOME FUNDS
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions      -Futures Contracts
  -Government Obligations           -Lending Portfolio Securities       -Medium-Grade Securities
  -Municipal Securities             -Other Mutual Funds                 -Put and Call Options
  -Repurchase Agreements            -Restricted Securities              -Reverse Repurchase Agreements
                                                                            and
  -Portfolio Turnover               -When-Issued and Delayed            Dollar Roll Agreements
                                        Delivery
                                    Transactions

MONEY MARKET FUNDS

The investment objective of each of the Prime Obligations Fund, the U.S. Government Obligations Fund and the Treasury Fund is to seek current income with liquidity and stability of principal. The investment objective of the Tax-Free Fund is to seek as high a level of current interest income free from federal income taxes as is consistent with the preservation of capital and relative stability of principal.

The Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. The U.S. Government Obligations Fund invests at least 65% of the value of its total assets in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Treasury Fund, under normal market conditions invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and in repurchase agreements related to such securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Securities.

The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in high-quality money market instruments, including Municipal Securities, and other instruments deemed to be of comparable high quality as determined by the Board of Trustees.

The Tax-Free Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). If deemed appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Fund's quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.

As a money market fund, each Money Market Fund invests exclusively in United States dollar denominated instruments which the Trustees of the Group and the Money Market Fund's investment adviser determine present minimal credit risks and which at the time of acquisition are rated by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations or, if unrated, are of comparable quality. In addition, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund each diversify its investments so that, with minor exceptions and except for United States Government securities, not more than five percent of its total assets is invested in the securities of any one issuer, not more than five percent of its total assets is invested in securities of all issuers rated by the NRSRO at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating categories for short-term debt obligations ("Second Tier

                                       33       PROSPECTUS--Institutional Shares

Securities") and not more than the greater of one percent of total assets or one million dollars is invested in the securities of one issuer that are Second Tier Securities. All securities or instruments in which a Money Market Fund invests have remaining maturities of 397 calendar days (thirteen months) or less. The dollar-weighted average maturity of the obligations in a Money Market Fund will not exceed 90 days.

The Prime Obligations Fund and, within the limitations described above, the U.S. Government Obligations Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest categories assigned by an NRSRO or, if not rated, found by the Group's Board of Trustees to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols of the NRSROs as used in this paragraph, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP and in Europaper.

The Tax-Free Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

Although the Tax-Free Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Tax-Free Fund's investment adviser. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

Variable amount master demand notes in which the Prime Obligations Fund and the U.S. Government Obligations Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note shall not exceed seven days.

Similarly, the Tax-Free Fund, within the limitations described above and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.

--------------------------------------------------------------------------------
  MONEY MARKET FUNDS
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities (except       -Foreign Currency Transactions    -Government Obligations
    Treasury)                       -Municipal Securities             -Put and Call Options (Tax-Free
  -Lending Portfolio Securities         (except Treasury)                 Fund Only)
  -Repurchase Agreements            -Restricted Securities (except    -Reverse Repurchase Agreements
  -When-Issued and Delayed              Treasury)                         and Dollar Roll Agreements
      Delivery Transactions
      (except Treasury)
  -Portfolio Turnover

--------------------------------------------------------------------------------

PROSPECTUS--Institutional Shares       34

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank-Michigan, N.A. (the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to First of America Bank-Michigan, N.A.'s correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America and, in the case of the International and Balanced Funds, the Subadviser in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES

The International Fund invests primarily in the securities of foreign issuers. The Balanced Fund may invest up to 15% of its total assets in foreign securities. The Equity, Small Capitalization and High Income Equity Funds may also invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of

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any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S.
dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

For many foreign securities, U.S. dollar-denominated American Depositary Receipts, or ADR's, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADR's represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADR's do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADR's rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADR's. The information available for ADR's is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The International and Balanced Funds may also invest in European Depository Receipts, or EDR's, which are receipts evidencing an arrangement with a European bank similar to that for ADR's and are designed for use in the European securities markets. EDR's are not necessarily denominated in the currency of the underlying security.

Certain of the ADR's and EDR's, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Money Market Funds and the Michigan Fund, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders

PROSPECTUS--Institutional Shares       36

(usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The International Fund does not intend to enter into forward currency contracts if the International Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. The International Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where the International Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information.

                                       37       PROSPECTUS--Institutional Shares

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund and the Parkstone Government Income Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities. The remaining Funds may invest in government obligations as permitted by the investment parameters described above.

The types of U.S. Government obligations in which each these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. Government that are available for public investment, which differ only in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations, such as Treasury Receipts issued by the U.S. Treasury and representing either future interest or principal payments, and, except for the Treasury Fund, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Money Market Funds may invest do not include certificates of accrual on treasury securities (CATS) or treasury income growth receipts (TIGRs).

PROSPECTUS--Institutional Shares       38

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS

The Bond Fund and the Limited Maturity Bond Fund may invest in guaranteed investment contracts (GICs). When investing in GICs, the Bond Fund and the Limited Maturity Bond Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days notice or less, the GIC is considered an illiquid investment, and, together with other instruments in that Income Fund which are deemed to be illiquid, will not exceed 15% of its total assets. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by First of America or by the Subadvisers, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser or the Subadvisers, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

MEDIUM-GRADE SECURITIES

As described above, the Balanced, Bond, Limited Maturity Bond, Municipal Bond and the Michigan Funds may invest in fixed income securities within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities. These types of fixed income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

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Should subsequent events cause the rating of a fixed income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES

As indicated above, the Government Income Fund intends to invest up to 80% of the value of its total assets and the Balanced Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Prime Obligations Fund and U.S. Government Obligations Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such agencies or instrumentalities include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality. However, the Government Income Fund may invest greater amounts as conditions warrant.

The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government

PROSPECTUS--Institutional Shares       40
corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by nongovernmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid, if as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

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

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Fund) which may be held by the Bond, Limited Maturity Bond, Municipal Bond Fund, Michigan Fund, Prime Obligations, U.S. Government Obligations and Tax-Free Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond and Michigan Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or in the highest rating group assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. The Funds may also purchase Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium Grade Securities" herein.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. No Fund nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Fund will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in First of America's opinion are illiquid, if as a result, more than 15% of the Tax-Free Income Fund's total assets will be illiquid.

PROSPECTUS--Institutional Shares       42

OTHER MUTUAL FUNDS

Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Prime Obligations Fund, the Parkstone U.S. Government Obligations Fund, the Parkstone Tax-Free Fund, the Parkstone Municipal Investor Fund, and the Parkstone Treasury Fund), provided that no more than 10% of the Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in Shares of the money market funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadvisers" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION--Transfer Agency and Fund Accounting Services") will not retain any portion of their usual asset-based service fees from a Fund that are attributable to investments by the Fund in Shares of those money market mutual funds if the fee is being taken in the Fund. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or money market funds of the Group are contained in the Statement of Additional Information.

PRIVATE ACTIVITY BONDS

The Tax-Free Fund may also invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If the Tax-Free Fund invests in private activity bonds which fall outside these categories, Shareholders may become subject to the alternative minimum tax on that part of the Tax-Free Fund's distributions derived from interest on such bonds. The Tax Reform Act generally does not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund and the Municipal Bond Fund" in the Statement of Additional Information.

PUT AND CALL OPTIONS

Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or the Subadvisers, as the case may be with respect to the International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written. When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will

                                       43       PROSPECTUS--Institutional Shares
cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced and International Funds, 20% of its net assets.

Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its option transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, the Tax-Free Fund, the Municipal Bond Fund and the Michigan Fund may each acquire "puts" with respect to Municipal Securities or Michigan Municipal Securities, as the case may be, held in its portfolio. Under a put, such a Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Municipal Bond, the Michigan and the Tax-Free Funds will acquire puts solely to either facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Municipal Bond Fund, the Michigan Fund and the Tax-Free Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or the Subadvisers, as the case may be, deem creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

PROSPECTUS--Institutional Shares       44

RESTRICTED SECURITIES

Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Thus, subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven
(7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% (10% in the case of the Money Market Funds) of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow funds by entering into reverse repurchase agreements and, in the case of the Income and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Funds's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

                                       45       PROSPECTUS--Institutional Shares

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds, with the exception of the Treasury Fund, may each purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous. The Prime Obligations, U.S. Government Obligations and Tax-Free Funds will purchase only Municipal Securities on a when-issued or delayed delivery basis. No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the investment adviser's ability to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage although such transactions represent a form of leveraging.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined in the Statement of Additional Information).

None of the Funds, with the exception of the Michigan Fund, may:

       Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Irrespective of the investment restriction above, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES--The Money Market Funds."

PROSPECTUS--Institutional Shares       46

The Michigan Fund may not:

       Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that the Funds may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% (10% in the case of the Money Market Funds) of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act rule, order or interpretation thereunder.

3. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes only of investment limitation number 1 above, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund.

Each Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

                                       47       PROSPECTUS--Institutional Shares

MANAGEMENT OF THE FUNDS

TRUSTEES

Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

The Trustees of the Group are Stephen G. Mintos* (Chairman), George R. Landreth*, Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses, and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. Those Trustees designated with an asterisk (*) are considered to be "interested persons" of the Group as defined in the 1940 Act.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Mintos and Mr. Landreth are employees of BISYS.

INVESTMENT ADVISER AND SUBADVISERS

First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly owned subsidiary of First of America Bank-Michigan, N.A., which is a wholly owned subsidiary of First of America Bank Corporation. First of America Bank Corporation currently has over $25 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1995, First of America managed over $10 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America also acts as investment adviser to the Trust Division of First of America Bank Corporation with respect to an additional $2.3 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Fund, through one or more subadvisers, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director--Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Christian S. Swantek, Vice President of First of America, is primarily responsible for the day-to-day management of the Tax-Free Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively. Prior to June 1993, Mr. Swantek was a portfolio manager at PNC Investment Management & Research and its various investment management affiliates.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from each of the Equity, Small Capitalization, High Income Equity and Balanced Funds, computed daily and paid monthly, at the annual rate of one percent (1%) of that Fund's average daily net assets. For its services in connection with the International Fund, First of

PROSPECTUS--Institutional Shares       48

America's fee is computed daily and paid monthly at the annual rate of one and twenty-five hundredths percent (1.25%) of the first $50 Million of the International Fund's average daily net assets, one and twenty hundredths percent (1.20%) of average daily net assets between $50 Million and $100 Million, one and fifteen hundredths percent (1.15%) of average daily net assets between $100 Million and $400 Million and one and five hundredths percent (1.05%) of average daily net assets above $400 Million. For its services in connection with each Income Fund and Tax-Free Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of seventy-four one-hundredths of one percent (.74%) of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, First of America's fee is computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of each Money Market Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream Global Investors, Ltd., 300 Crescent Court, Suite 1605, Dallas, Texas 75201 ("Gulfstream"). Pursuant to the terms of such Sub-Investment Advisory Agreement Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for the day-to-day management of the International Fund's assets, reviews investment performance policies and guidelines and maintains certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing the International Fund to the Group's Board of Trustees. Gulfstream utilizes a team approach to the investment management of the International Fund to ensure a disciplined investment process designed to result in long-term performance consistent with its investment objective. No one person is responsible for the Fund's management. First of America may also render advice with respect to the International Fund's investments in the U.S.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of one-half percent (.50%) of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Fund which are invested in foreign securities, forty-five one hundredths percent (.45%) of such average daily net assets between $50 million and $100 million, forty one hundredths percent (.40%) of such average daily net assets between $100 million and $400 million and thirty one hundredths percent (.30%) of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream, 300 Crescent Court, Suite 1605, Dallas, Texas 75201, was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, holding a forty nine (49) percent interest in Gulfstream with options which would under certain circumstances permit it to acquire up to a seventy two (72) percent interest. Gulfstream has over $360 million in assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average twenty (20) years of investment experience and nine (9) years of international investment experience. As of January 3, 1994, Gulfstream managed over $300 million in international investment portfolios.

Prior to January 1, 1995, Ivory & Sime International, Inc. ("ISI" and Ivory & Sime plc ("ISplc" together with ISI, "Ivory & Sime") served as subadvisers to the International Fund. The Trustees voted unanimously to terminate this arrangement and replace it with the current subadvisory arrangement with

                                       49       PROSPECTUS--Institutional Shares

Gulfstream. As required by the 1940 Act, the Shareholders of the International Discovery Fund and the Balanced Fund each approved the appointment of Gulfstream as subadviser, as well as the related Sub-Investment Advisory Agreements, at a meeting held on February 28, 1995.

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 49 percent ownership interest and its possession of options enabling it to acquire up to a 72 percent ownership interest, First of America may be deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP--INVESTMENT ADVISER" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each fund of the Group, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Fund Services Ohio, Inc. are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically, at an annual rate of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Subadministrator First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed five one hundredths of one percent (.05%) of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor Shares and may receive compensation under the Distribution and Shareholder Service Plans described below.

EXPENSES

First of America, the Subadvisers and the Administrator each bear all expenses in connection with the performance of its services as investment adviser, subadviser and administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian, Transfer Agent and fund accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other Classes of Shares of the Funds on the basis of the relative net asset value of each class. The various Classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs

PROSPECTUS--Institutional Shares       50
incurred pursuant to a Distribution and Shareholder Service Plans. The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the Shareholders of a particular class, including Investor Shares, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as Shareholder reports, prospectuses and proxies to current Shareholders; Blue Sky registration fees incurred by a class of Shares; Securities and Exchange Commission registration fees incurred by a class of Shares; expenses related to administrative personnel and services as required to support the Shareholders of a specific class; litigation or other legal expenses relating solely to one class of Shares; and Trustees' fees incurred as a result of issues relating solely to one class of Shares.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP--Glass-Steagall Act") for further discussion.

HOW TO BUY INSTITUTIONAL SHARES

Institutional Shares may be purchased through procedures established by the Distributor in connection with the requirements of Customer Accounts maintained by or on behalf of certain persons ("Customers") by Banks. These procedures may include instructions under which a Customer Account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the Bank and the Customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the Customer.

Institutional Shares of the Group sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Institutional Shares of the Group so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Institutional Shares of the Group will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank may exercise voting authority for those Institutional Shares for which it is granted authority by the Customer.

Institutional Shares of each Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order to purchase Institutional Shares. An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Group's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares.

Purchases of Institutional Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of the respective Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date

                                       51       PROSPECTUS--Institutional Shares
of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of the Group. Trust Shares purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Institutional Shares continue to earn dividends through the day before their redemption.

There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares in the Funds. Depending upon the terms of a particular Customer Account, the Banks may charge a Customer account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information concerning these services and any charges may be obtained from the Banks. This Prospectus should be read in conjunction with any such information received from the Banks.

The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.

Confirmations of purchases and redemption of Institutional Shares of the Group by Banks on behalf of their Customers may be obtained from the Entities. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the Funds will not be issued.

EXCHANGE PRIVILEGE

Shareholders may exchange Institutional Shares of various Funds of the Group without payment of a sales charge so long as that the Shareholder making the exchange is eligible on the date of the exchange to purchase Institutional Shares and the exchange is made in states where it is legally authorized. The exchange will be made on the basis of the relative net asset values of the Institutional Shares exchanged.

A Bank should notify the Group of its desire to make an exchange on behalf of its Customers, and the Distributor will furnish the Shareholder with a prospectus of the appropriate class of Shares of the Fund and the appropriate authorization form. An exchange is considered to be a sale of Institutional Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss.

HOW TO REDEEM YOUR INSTITUTIONAL SHARES

Institutional Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Bank. For example, if a Customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Customer, all or part of the Customer's Institutional Shares of a Fund of the Group to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. Such a request must be sent to:

                          The Parkstone Group of Funds
                               Department L-1270
                           Columbus, Ohio 43260-1270

PAYMENTS TO SHAREHOLDERS

Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. Payment to Shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Group will attempt to honor requests from Banks for the same day payments upon redemption of Institutional Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time, on a Business Day or, if the

PROSPECTUS--Institutional Shares       52
request for redemption is received after the last Valuation Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Group or the Shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Matters Affecting Redemption" and "NET ASSET VALUE" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED

The net asset value of each class of Shares of the Funds, with the exception of the Money Market Funds, is determined and their Shares are priced as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
Time) on each Business Day (the "Valuation Time"). The net asset value of each class of Shares of Money Market Funds is determined and their Shares are priced as of noon and as of the close of trading on the New York Stock Exchange on each Business Day the ("Valuation Time"). A "Business Day" is a day on which the New York Stock Exchange is open for trading and the Federal Reserve Bank of Chicago is open and any other day (other than a day on which no Shares are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in its portfolio instruments that its net asset value per share might be materially affected. Currently, the New York Stock Exchange or the Federal Reserve Bank of Chicago will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding Shares of such class.

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL

Net income is declared monthly as a dividend to Shareholders at the close of business on the day of declaration and is generally paid monthly. Distributable net realized capital gains are distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares at net asset value as of the date of declaration, unless the Shareholder elects to receive dividends or distributions in cash or elects to participate in the Parkstone Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

                                       53       PROSPECTUS--Institutional Shares

Each of the Funds of the Group is treated as a separate entity for Federal income tax purposes, intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of its shareholders and intends to distribute all of its net income and capital gains so that it is not required to pay Federal income taxes on amounts so distributed to shareholders.

To avoid Federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a nondeductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. Finally, in order to permit the Municipal Bond Fund and the Michigan Fund each to distribute exempt-interest dividends which Shareholders may exclude from their gross taxable income for federal income tax purposes, at least 50% of such Fund's total assets must consist of obligations the interest on which is exempt from federal income tax as of the close of each fiscal quarter of such Fund.

A Shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A Shareholder will not be able to take the dividends-received deduction unless that Shareholder holds the Shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held Shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

Taxes may be imposed on the Funds, particularly the Balanced and International Funds, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its Shareholders. In this case, Shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular Shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to its Shareholders each year the amount, if any, of foreign taxes per share that it has elected to have treated as paid by its Shareholders.

Shareholders will be advised at least annually as to the Federal income tax consequences of distributions made during the year.

THE MUNICIPAL BOND FUND, THE MICHIGAN FUND AND THE TAX-FREE FUND (THE "EXEMPT FUNDS")

Dividends derived from exempt-interest income may be treated by an Exempt Fund's Shareholders as items of interest excludable from their gross income. However, such dividends may be taxable to Shareholders of the Municipal Bond Fund and the Tax-Free Fund under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt-interest income, expenses of the Exempt Fund are allocated to gross tax-exempt interest income in the

PROSPECTUS--Institutional Shares       54
proportion that the gross amount of such interest income bears to the Exempt Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.) Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if an Exempt Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Exempt Funds will not be eligible for the dividends received deduction for corporations.

Under the Code, if a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend, although the Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus. In addition, dividends attributable to interest on certain private activity bonds may have to be included in Shareholders' income for purposes of calculating alternative minimum tax. See "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Fund" in the Statement of Additional Information for more information regarding the federal alternative minimum tax.

To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax. A Shareholder should consult his or her own tax adviser for any special advice.

Distributions by the Michigan Fund to holders of Shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a Shareholder of the Michigan Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Fund may represent taxable income. Investments held in the Michigan Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short term capital gains, if any, are taxable as ordinary income, whether received in cash or additional Shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional Shares by the Michigan Fund to a Michigan single business taxpayer

                                       55       PROSPECTUS--Institutional Shares
attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities are includable in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional Shares by the Michigan Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. Securities. Taxable long-term capital gains distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a Shareholder has held the Shares, except that such distributions reinvested in Shares of the Michigan Fund are exempt from the Michigan intangible personal property tax.

U.S. GOVERNMENT OBLIGATIONS FUND, PRIME OBLIGATIONS FUND AND TREASURY FUND

Since all of the net investment income of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations. The U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their Shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the Federal income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of Shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of Shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of Shares will be computed by dividing a class of Shares' net investment income per share earned during a recent one-month period by that class of Shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of Shares in supplemental sales literature which is accompanied or preceded by a prospectus and in Shareholder reports. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Institutional Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of Shares of the Funds, the net yield and total return on Institutional Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected,

PROSPECTUS--Institutional Shares       56
at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of Shares or Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION--Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by First of America Bank Corporation or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed below, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP

The Group was organized as a Massachusetts business trust in 1987 and currently offers fifteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the four Money Market Funds of the Group are offered in two separate classes: Investor A Shares and Institutional Shares. Each Share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares are without par value.

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, Shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a

                                       57       PROSPECTUS--Institutional Shares
meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of June 30, 1995, First of America Bank Corporation, through its wholly owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the Shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Institutional Shares, the Group also offers Investor A, Investor B and Investor C Shares of the Funds under an exemptive order granted by the Commission. A salesperson or other person entitled to receive compensation for selling or servicing the Shares may receive different compensation with respect to one particular class of Shares over another in the same Fund. The amount of dividends payable with respect to other classes of Shares will differ from dividends on Institutional Shares as a result of the Distribution and Shareholder Service Plan fees applicable to such other classes of Shares and because the different classes of Shares may bear different retail transfer agency expenses. For further details regarding these other classes of Shares, call the Group at (800) 451-8377.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Fund Services Ohio, Inc., formerly known as The Winsbury Service Corporation, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Fund Services Ohio, Inc. is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. and BISYS are both owned by The BISYS Group, Inc.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

PROSPECTUS--Institutional Shares       58

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THE PARKSTONE GROUP OF FUNDS
Institutional Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan 49007

SUB-INVESTMENT ADVISER (INTERNATIONAL AND BALANCED FUNDS)
Gulfstream Global Investors, Ltd.
Suite 1605
300 Crescent Court
Dallas, Texas 75201

DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of California, N.A.
400 California Street
San Francisco, California 94145

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 E. Michigan Avenue
Kalamazoo, Michigan 49007